UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07972

Exact name of registrant as specified in charter:	Delaware Group® Adviser Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

Item 1. Reports to Stockholders

Annual report

Fixed income mutual fund

Delaware Diversified Income Fund

October 31, 2014

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Diversified Income Fund at delawareinvestments.com.

Manage your investments online

•	24-hour access to your account information
•	Obtain share prices
•	Check your account balance and recent transactions
•	Request statements or literature
•	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Diversified Income Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Oct. 31, 2014, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

©2014 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Diversified Income Fund	November 11, 2014

Performance preview (for the year ended October 31, 2014)

Delaware Diversified Income Fund (Class A shares)	1-year return	+5.25%
Barclays U.S. Aggregate Index (benchmark)	1-year return	+4.14%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Diversified Income Fund, please see the table on page 3.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Until nearly the very end of 2013, global central bank policies in the United States, Europe, and Japan were largely in sync with one another. On Dec. 18, 2013, however, after months of speculation, the U.S. Federal Reserve broke ranks with its counterparts and began tapering its asset-purchasing program known as quantitative easing. The decision highlighted the stark contrast between the U.S., where economic growth and a strengthening labor market warranted the change, and much of the rest of the world, which was still hobbled by anemic growth.

The first quarter of 2014 presented major challenges to the U.S. economy. Some problems came from abroad, including the impact of China’s slowing economic expansion, increased concern about the risk of deflation in the euro zone, and tensions in Ukraine. But most of all, the U.S. economy was greatly hampered by severe winter weather across much of the country. After a brief contraction, reflecting all of these issues, the U.S. economy rebounded. Employment, manufacturing, auto sales, and housing data all indicated that the economy was growing in the second quarter.

As 2014 unfolded, global central bank policies diverged further as the U.S. economy maintained its slow, but steady improvement while most other countries continued to struggle. The Bank of England eventually followed the Fed and began tapering its monetary stimulus, but other central banks, most notably the European Central Bank and Bank of Japan, were considering or actually introducing more stimuli, including quantitative easing.

Overall, the sustained slow recovery in the U.S. was the foundation for continued positive fundamentals of corporate bonds and securitized fixed income products such as asset-backed securities (ABS) and mortgage-backed securities (MBS).

Fund performance

For the fiscal year ended Oct. 31, 2014, Delaware Diversified Income Fund (Class A shares) returned +5.25% at net asset value and +0.54% at maximum offer price (both returns reflect all distributions reinvested). For the same period, the Barclays U.S. Aggregate Index returned +4.14%. Complete annualized performance for Delaware Diversified Income Fund is shown in the table on page 3.

Throughout the fiscal year, the Fund maintained an overweight in corporate bonds, notably investment grade corporate bonds. We were comfortable with the Fund’s exposure to traditional high yield bonds, bank loans, and U.S. dollar-denominated emerging market corporate issues. The Fund was underweight agency MBS. While we believed these had decent fundamentals

Portfolio management review

Delaware Diversified Income Fund

and technicals, they yielded less than other sectors. The Fund also had less exposure to the agency MBS sector because we believed its relative high quality and consequent low yield was relatively unattractive. Similarly, the Fund also was underweight U.S. Treasurys and agencies, as they had, in our view, very low yields and low potential returns.

The Fund’s positive performance relative to the benchmark index was largely driven by exposure to traditional high yield bonds and investment grade corporate bonds. The Fund was overweight to the benchmark in both sectors, and benefited from their relatively strong performances. The Fund also benefited from security selection in investment grade corporate credit and the Fund’s allocation to bank loans and emerging market bonds. The small allocation to convertible securities also added to performance. This sector was influenced by strong equity market returns.

One of the main detractors from performance was the Fund’s underweight of U.S. Treasury securities. However, the Fund’s Treasurys outperformed the index Treasurys, partly offsetting the effect of the underweight. Poor security selection detracted from performance in the agency MBS sector, but that was partially offset by a large underweight to the benchmark. Additionally, yield curve positioning in the agency MBS area resulted in a small underperformance by the Fund’s investments relative to the index.

The Fund’s small weighting in foreign currencies detracted somewhat as the U.S. dollar surged versus most currencies. But our team had anticipated a strong U.S. dollar and kept that exposure low throughout the period.

Fund management strategies

As the divergence of global central bank policies continues and becomes more pronounced, we expect more volatility from these asset classes. Accordingly, our team is slowly adopting a more defensive posture and purchasing higher-quality securities.

Over the past 12 months, but particularly in 2014, we reduced exposure to traditional high yield bonds, bank loans, and emerging market debt. In their place, we increased exposure to agency MBS, which are supported by what we view as a fairly strong technical backdrop: There has been unexpectedly low issuance in that sector because of low household creation and higher interest rates or expenses on conforming mortgages. Although the Fed has ended its quantitative-easing program, it will continue to buy agency MBS with the interest generated by the investments on its balance sheet.

At the end of the fiscal year, the Fund’s largest three sectors were investment grade bonds, 37% of the portfolio; high yield bonds, 20%; and MBS and collateralized mortgage obligations, 20%.

Use of derivatives

The Fund’s use of derivatives was modest. We used Treasury futures in an effort to smooth out or neutralize risks associated with yield curve exposures. The portfolio usually carries a concentration in 5- to 10-year corporates. Because of corporate credit curves, we have had an underweight to the 30-year sector. Treasury futures enable the Fund to seek to balance that.

Throughout the year, we made limited use of hedging in some risk sectors by investing in credit default swap (CDS) index vehicles. Additionally, we used currency forwards to hedge currency exposure on some international investments. We also used options to a small degree to hedge interest rates.

At fiscal year end, we held Treasury futures, currency forwards, and CDS indices, the latter two positions being fairly small. We had a small hedge in high yield and investment grade bonds. Overall, the Fund’s use of derivatives did not have a material effect on its performance.

Performance summary

Delaware Diversified Income Fund	October 31, 2014

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through October 31, 2014
	1 year	5 years	10 years
Class A (Est. Dec. 29, 1997)
Excluding sales charge	+5.25%	+5.45%	+6.13%
Including sales charge	+0.54%	+4.48%	+5.64%
Class C (Est. Oct. 28, 2002)
Excluding sales charge	+4.59%	+4.66%	+5.34%
Including sales charge	+3.59%	+4.66%	+5.34%
Class R (Est. June 2, 2003)
Excluding sales charge	+5.11%	+5.21%	+5.86%
Including sales charge	+5.11%	+5.21%	+5.86%
Institutional Class (Est. Oct. 28, 2002)
Excluding sales charge	+5.63%	+5.71%	+6.40%
Including sales charge	+5.63%	+5.71%	+6.40%
Barclays U.S. Aggregate Index	+4.14%	+4.22%	+4.64%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 4. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Performance summary

Delaware Diversified Income Fund

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

Diversification may not protect against market risk.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following

“Fund expense ratios” table.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	0.90%	1.65%	1.15%	0.65%
(without fee waivers)
Net expenses	0.90%	1.65%	1.15%	0.65%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a	n/a

Performance of a $10,000 investment1

Average annual total returns from Oct. 31, 2004, through Oct. 31, 2014

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Oct. 31, 2004, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 4. Please note additional details on pages 3 through 5.

The graph also assumes $10,000 invested in the Barclays U.S. Aggregate Index as of Oct. 31, 2004. The Barclays U.S. Aggregate Index measure the performance of publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage-and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq	CUSIPs
Class A	DPDFX	246248744
Class C	DPCFX	246248595
Class R	DPRFX	246248553
Institutional Class	DPFFX	246248587

Disclosure of Fund expenses

For the six-month period from May 1, 2014 to October 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2014 to Oct. 31, 2014.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Diversified Income Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Annualized Expense Ratio	Expenses Paid During Period 5/1/14 to 10/31/14*
Actual Fund return†
Class A	$1,000.00	$1,022.10	0.88%	$4.49
Class C	1,000.00	1,018.30	1.63%	8.29
Class R	1,000.00	1,020.90	1.13%	5.76
Institutional Class	1,000.00	1,023.50	0.63%	3.21
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.77	0.88%	$4.48
Class C	1,000.00	1,016.99	1.63%	8.29
Class R	1,000.00	1,019.51	1.13%	5.75
Institutional Class	1,000.00	1,022.03	0.63%	3.21
*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type / sector allocation
Delaware Diversified Income Fund	As of October 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Agency Asset-Backed Securities	0.02%
Agency Collateralized Mortgage Obligations	1.87%
Agency Mortgage-Backed Securities	17.26%
Agency Obligation	0.11%
Collateralized Debt Obligation	0.17%
Commercial Mortgage-Backed Securities	4.76%
Convertible Bonds	1.51%
Corporate Bonds	52.70%
Automotive	0.54%
Banking	6.34%
Basic Industry	5.27%
Brokerage	0.27%
Capital Goods	1.49%
Communications	8.48%
Consumer Cyclical	3.48%
Consumer Non-Cyclical	2.61%
Electric	4.95%
Energy	5.09%
Finance Companies	1.33%
Healthcare	1.35%
Insurance	2.07%
Natural Gas	2.71%
Real Estate	1.84%
Services	0.71%
Technology	2.18%
Transportation	1.34%
Utilities	0.65%
Municipal Bonds	0.44%
Non-Agency Asset-Backed Securities	1.73%
Non-Agency Collateralized Mortgage Obligations	0.88%
Regional Bonds	0.26%
Senior Secured Loans	8.74%
Sovereign Bonds	2.49%
Supranational Banks	0.19%
U.S. Treasury Obligation	2.00%
Common Stock	0.00%
Convertible Preferred Stock	0.55%

Security type / sector	Percentage of net assets
Preferred Stock	0.63%
Short-Term Investments	11.88%
Securities Lending Collateral	2.34%
Total Value of Securities	110.53%
Obligation to Return Securities Lending Collateral	(2.34%)
Liabilities Net of Receivables and Other Assets	(8.19%)
Total Net Assets	100.00%

Schedule of investments
Delaware Diversified Income Fund	October 31, 2014

	Principal amount°	Value (U.S. $)

Agency Asset-Backed Securities – 0.02%

Fannie Mae Grantor Trust
Series 2003-T4 2A5 5.407% 9/26/33	935,607	$1,023,149
Fannie Mae Whole Loan REMIC Trust
Series 2001-W2 AS5 6.473% 10/25/31	4,256	4,435
Series 2002-W11 AV1 0.492% 11/25/32 —	8,541	7,823

Total Agency Asset-Backed Securities (cost $913,866)		1,035,407

Agency Collateralized Mortgage Obligations – 1.87%

Fannie Mae Grantor Trust
Series 1999-T2 A1 7.50% 1/19/39 —	15,776	17,588
Series 2002-T4 A3 7.50% 12/25/41	164,201	186,707
Series 2002-T19 A1 6.50% 7/25/42	118,072	134,766
Series 2004-T1 1A2 6.50% 1/25/44	53,579	61,175
Fannie Mae Interest Strip
Series 265 2 9.00% 3/25/24	6,997	8,152
Fannie Mae REMICs
Series 1990-92 C 7.00% 8/25/20	777	856
Series 1996-46 ZA 7.50% 11/25/26	149,603	170,197
Series 2001-50 BA 7.00% 10/25/41	79,964	91,439
Series 2002-83 GH 5.00% 12/25/17	124,316	130,410
Series 2002-90 A2 6.50% 11/25/42	223,995	253,328
Series 2003-11 BY 5.50% 2/25/33	132,806	146,373
Series 2003-26 AT 5.00% 11/25/32	2,779,072	2,874,794
Series 2003-38 MP 5.50% 5/25/23	2,241,815	2,450,208
Series 2003-78 B 5.00% 8/25/23	65,417	71,308
Series 2003-106 WE 4.50% 11/25/22	1,005,542	1,012,863
Series 2005-110 MB 5.50% 9/25/35	1,064,667	1,152,621
Series 2007-40 PT 5.50% 5/25/37	32,279	35,945
Series 2009-11 MP 7.00% 3/25/49	40,065	45,789
Series 2009-94 AC 5.00% 11/25/39	5,482,307	5,983,170
Series 2010-41 PN 4.50% 4/25/40	7,623,413	8,248,441
Series 2010-75 NA 4.00% 9/25/28	664,983	688,781
Series 2010-96 DC 4.00% 9/25/25	14,795,000	15,795,956
Series 2011-113 CP 5.00% 9/25/39	1,609,022	1,723,433
Series 2012-19 HB 4.00% 1/25/42	184,229	192,520
Series 2012-19 NI 3.50% 10/25/31 S	5,271,373	737,779
Series 2012-122 SD 5.948% 11/25/42 —S	10,931,878	2,639,517
Series 2013-20 IH 3.00% 3/25/33 S	6,736,196	1,068,281
Series 2013-31 MI 3.00% 4/25/33 S	33,628,506	5,246,516
Series 2013-44 DI 3.00% 5/25/33 S	41,517,058	6,693,480
Series 2014-36 ZE 3.00% 6/25/44	4,118,092	3,571,852
Fannie Mae Whole Loan REMIC Trust
Series 2002-W1 2A 6.527% 2/25/42 —	16,650	19,445

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)

Fannie Mae Whole Loan REMIC Trust
Series 2002-W6 2A 6.914% 6/25/42 —	32,183	$36,610
Series 2003-W1 2A 6.575% 12/25/42 —	16,815	19,797
Series 2003-W10 1A4 4.505% 6/25/43	22,895	24,461
Series 2003-W15 2A7 5.55% 8/25/43	23,852	25,384
Series 2004-W11 1A2 6.50% 5/25/44	343,033	399,972
Freddie Mac REMICs
Series 1730 Z 7.00% 5/15/24	177,737	202,060
Series 2326 ZQ 6.50% 6/15/31	582,963	661,914
Series 2557 WE 5.00% 1/15/18	1,488,120	1,561,917
Series 2621 QH 5.00% 5/15/33	58,269	63,960
Series 2624 QH 5.00% 6/15/33	27,030	29,669
Series 2717 MH 4.50% 12/15/18	44,166	46,408
Series 2809 DC 4.50% 6/15/19	847,277	888,044
Series 2981 NE 5.00% 5/15/35	19,607	21,436
Series 3123 HT 5.00% 3/15/26	34,022	36,527
Series 3150 EQ 5.00% 5/15/26	43,835	48,015
Series 3232 KF 0.603% 10/15/36 —	76,511	77,119
Series 3290 PE 5.50% 3/15/37	367,865	407,675
Series 3416 GK 4.00% 7/15/22	37,351	37,863
Series 3574 D 5.00% 9/15/39	247,466	271,667
Series 3656 PM 5.00% 4/15/40	10,899,895	12,046,946
Series 3804 EH 3.50% 7/15/40	136,904	143,776
Series 4065 DE 3.00% 6/15/32	1,626,000	1,597,560
Series 4122 LI 3.00% 10/15/27 S	1,019,766	112,662
Series 4185 LI 3.00% 3/15/33 S	10,328,598	1,687,275
Series 4191 CI 3.00% 4/15/33 S	4,211,658	594,360
Series 4217 HI 2.50% 6/15/28 S	941,648	106,245
Series 4251 KI 2.50% 4/15/28 S	831,089	65,393
Freddie Mac Strips
Series 19 F 1.038% 6/1/28 —	3,952	4,023
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2014-DN2 M2 1.802% 4/25/24 —	1,505,000	1,453,764
Freddie Mac Structured Pass Through Securities
Series T-42 A5 7.50% 2/25/42 ¿	96,730	112,966
Series T-54 2A 6.50% 2/25/43 ¿	25,976	30,812
Series T-58 2A 6.50% 9/25/43 ¿	566,784	647,690
Series T-60 1A4C 4.716% 3/25/44 ¿—	2,995	3,013
GNMA
Series 2010-113 KE 4.50% 9/20/40	20,442,264	22,328,819

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)

Vendee Mortgage Trust
Series 2000-1 1A 6.443% 1/15/30 —	19,973	$22,733

Total Agency Collateralized Mortgage Obligations (cost $104,825,531)		107,272,225

Agency Mortgage-Backed Securities – 17.26%

Fannie Mae
6.00% 9/1/17	4,512	4,754
6.50% 8/1/17	46,532	48,615
7.00% 11/15/16	818	821
Fannie Mae ARM
1.871% 7/1/33 —	68,433	72,865
1.95% 1/1/36 —	80,442	85,509
1.989% 11/1/24 —	2,310	2,418
2.057% 8/1/34 —	20,494	21,642
2.088% 9/1/38 —	442,205	475,801
2.116% 3/1/38 —	8,730	9,307
2.167% 6/1/37 —	8,922	9,557
2.192% 8/1/36 —	27,166	29,141
2.238% 4/1/36 —	738	797
2.247% 4/1/37 —	1,098,007	1,180,991
2.259% 6/1/36 —	112,029	120,434
2.268% 7/1/36 —	2,226	2,427
2.274% 12/1/33 —	14,794	15,716
2.277% 10/1/33 —	79,148	79,741
2.277% 6/1/34 —	1,238	1,311
2.277% 7/1/36 —	55,055	59,575
2.313% 11/1/35 —	105,392	112,843
2.321% 4/1/36—	345,473	368,439
2.333% 11/1/35 —	341,522	366,167
2.34% 11/1/32 —	482	520
2.341% 4/1/36 —	244,132	261,984
2.397% 6/1/34 —	84,927	86,033
2.42% 5/1/43 —	6,131,189	6,135,235
2.546% 6/1/43 —	1,449,780	1,461,793
3.199% 4/1/44 —	3,934,081	4,080,748
3.279% 3/1/44 —	4,740,625	4,947,590
3.292% 9/1/43 —	4,918,946	5,102,789
5.07% 5/1/36 —	155,467	167,681
5.141% 8/1/35 —	74,555	79,799
5.807% 8/1/37 —	522,368	559,369
Fannie Mae Relocation 15 yr
4.00% 9/1/20	146,194	154,427

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae Relocation 30 yr
5.00% 9/1/33	76,809	$84,202
5.00% 11/1/33	56,130	61,527
5.00% 1/1/34	2,583	2,833
5.00% 11/1/34	34,451	37,763
5.00% 4/1/35	85,112	93,313
5.00% 10/1/35	90,525	99,158
5.00% 1/1/36	142,836	156,546
Fannie Mae S.F. 15 yr
2.50% 7/1/27	742,422	757,581
2.50% 9/1/27	2,961,727	3,022,209
2.50% 10/1/27	4,828,655	4,927,245
2.50% 11/1/27	240,857	244,718
2.50% 2/1/28	11,764,631	12,003,544
2.50% 4/1/28	81,974	83,545
2.50% 5/1/28	2,020,650	2,059,375
3.00% 4/1/27	1,105,024	1,149,500
3.00% 6/1/27	82,860	86,196
3.00% 8/1/27	352,542	367,377
3.00% 5/1/28	1,318,703	1,371,049
3.50% 2/1/26	994,312	1,052,144
3.50% 7/1/26	4,877,639	5,165,838
3.50% 3/1/27	166,390	176,135
3.50% 11/1/27	524,812	556,890
3.50% 11/1/28	403,219	427,816
4.00% 3/1/24	29,719	31,714
4.00% 11/1/24	19,700	21,109
4.00% 2/1/25	770,374	823,362
4.00% 5/1/25	1,914,781	2,051,737
4.00% 6/1/25	6,976,987	7,473,091
4.00% 11/1/25	13,130,560	14,094,288
4.00% 12/1/26	3,267,128	3,491,961
4.00% 5/1/27	6,979,668	7,491,499
4.00% 8/1/27	3,497,087	3,745,542
4.50% 4/1/18	14,026	14,778
4.50% 7/1/18	24,561	25,878
4.50% 9/1/18	14,964	15,766
4.50% 11/1/18	29,125	30,686
4.50% 2/1/19	32,211	33,977
4.50% 3/1/19	98,680	104,082
4.50% 4/1/20	12,505	13,203
4.50% 7/1/20	179,378	189,406
4.50% 4/1/23	68,698	73,976

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 15 yr
4.50% 9/1/24	209,755	$224,011
4.50% 11/1/24	76,162	82,486
5.00% 11/1/18	169,434	178,923
5.00% 6/1/19	87,636	92,534
5.00% 12/1/19	257,209	271,672
5.00% 9/1/20	3,784	4,039
5.00% 5/1/21	446,876	479,065
5.00% 12/1/21	45,346	48,505
5.50% 2/1/18	38,156	40,326
5.50% 4/1/19	15,274	16,258
5.50% 5/1/19	50,670	53,535
5.50% 10/1/21	14,408	15,793
5.50% 4/1/23	78,189	85,083
5.50% 6/1/23	56,012	61,734
6.00% 12/1/16	8,932	9,271
6.00% 8/1/17	21,499	22,490
6.00% 12/1/17	5,496	5,739
6.00% 3/1/21	1,004	1,090
6.00% 9/1/21	2,446,742	2,700,619
6.00% 2/1/22	49,941	54,286
6.00% 8/1/22	33,496	36,613
6.00% 2/1/23	4,159	4,628
Fannie Mae S.F. 20 yr
3.00% 2/1/33	415,374	425,307
3.00% 8/1/33	177,389	181,631
3.00% 8/1/34	1,374,883	1,400,119
3.50% 11/1/31	56,500	59,365
3.50% 4/1/32	23,557	24,753
3.50% 5/1/32	139,490	146,574
3.50% 8/1/32	641,110	673,846
3.50% 10/1/34	2,804,014	2,932,049
4.00% 12/1/30	163,389	175,297
4.00% 1/1/31	1,082,774	1,161,680
4.00% 2/1/31	2,755,626	2,956,594
4.50% 9/1/23	805,375	872,938
4.50% 4/1/24	7,952	8,619
5.00% 7/1/23	24,484	27,216
5.00% 11/1/23	473,754	524,491
5.00% 12/1/23	213,581	236,454
5.00% 3/1/28	40,425	44,754
5.50% 7/1/23	115,597	128,950
5.50% 2/1/24	232,901	259,805

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 20 yr
5.50% 12/1/24	336,507	$375,379
5.50% 1/1/25	233,473	260,444
5.50% 2/1/25	41,933	46,777
5.50% 7/1/25	33,775	37,677
5.50% 11/1/25	303,074	338,091
5.50% 3/1/27	113,729	127,163
5.50% 3/1/28	467,541	523,278
5.50% 8/1/28	1,821,727	2,037,963
5.50% 12/1/29	509,233	569,128
6.00% 10/1/21	15,810	17,950
6.00% 9/1/29	2,440,667	2,758,851
6.50% 10/1/18	4,829	5,480
6.50% 2/1/19	9,020	10,237
6.50% 5/1/22	5,299	6,014
6.50% 10/1/24	11,640	13,211
6.50% 10/1/27	63,000	71,501
Fannie Mae S.F. 30 yr
3.00% 7/1/42	3,464,136	3,473,596
3.00% 10/1/42	55,002,735	55,139,055
3.00% 12/1/42	9,803,603	9,826,877
3.00% 1/1/43	16,408,052	16,443,321
3.00% 2/1/43	1,955,812	1,960,090
3.00% 4/1/43	14,238,869	14,268,364
3.00% 5/1/43	3,112,916	3,119,006
3.50% 4/1/42	10,621	11,010
3.50% 9/1/42	254,272	263,256
3.50% 1/1/43	780,185	808,733
4.00% 5/1/43	575,007	614,162
4.00% 8/1/43	1,453,418	1,549,715
4.00% 7/1/44	14,924,052	15,940,845
4.50% 7/1/36	1,646,607	1,784,740
4.50% 4/1/39	6,565,207	7,130,947
4.50% 4/1/40	4,576,887	4,971,004
4.50% 11/1/40	4,615,577	5,013,821
4.50% 12/1/40	1,648,916	1,792,115
4.50% 3/1/41	9,505,945	10,325,661
4.50% 4/1/41	8,306,731	9,020,327
4.50% 5/1/41	961,896	1,050,694
4.50% 8/1/41	3,125	3,393
4.50% 10/1/41	6,677,436	7,249,945
4.50% 11/1/41	4,991,631	5,416,232
4.50% 12/1/43	860,486	936,311

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
4.50% 2/1/44	1,118,165	$1,214,122
4.50% 5/1/44	3,660,949	3,983,551
5.00% 4/1/33	123,417	137,008
5.00% 7/1/33	126,188	140,057
5.00% 11/1/33	137,008	152,102
5.00% 3/1/34	63,891	70,921
5.00% 4/1/34	310,909	346,546
5.00% 4/1/35	649,236	720,346
5.00% 5/1/35	26,381	29,251
5.00% 6/1/35	3,966	4,402
5.00% 7/1/35	1,522,900	1,689,539
5.00% 8/1/35	658,040	729,848
5.00% 9/1/35	5,043	5,596
5.00% 10/1/35	3,336,507	3,701,098
5.00% 11/1/35	1,513,117	1,678,907
5.00% 7/1/36	3,535	3,925
5.00% 8/1/36	6,784	7,527
5.00% 12/1/36	11,479	12,740
5.00% 4/1/37	877,912	973,362
5.00% 8/1/37	2,438,422	2,705,026
5.00% 2/1/38	934,594	1,036,892
5.00% 5/1/38	41,651	46,208
5.00% 6/1/39	317,575	352,312
5.50% 12/1/32	181,637	204,353
5.50% 2/1/33	2,882,539	3,231,207
5.50% 9/1/33	9,172	10,319
5.50% 3/1/34	247,037	277,838
5.50% 4/1/34	1,067,017	1,199,762
5.50% 5/1/34	461,308	518,557
5.50% 8/1/34	126,356	141,247
5.50% 9/1/34	136,909	153,889
5.50% 11/1/34	1,052,261	1,182,763
5.50% 12/1/34	688,093	773,066
5.50% 1/1/35	2,835,652	3,185,391
5.50% 2/1/35	751,698	844,444
5.50% 3/1/35	581,386	652,291
5.50% 4/1/35	2,670	3,001
5.50% 5/1/35	8,755	9,831
5.50% 6/1/35	839,427	942,944
5.50% 8/1/35	208,686	234,904
5.50% 9/1/35	3,145	3,531
5.50% 10/1/35	1,930,904	2,163,679

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
5.50% 11/1/35	9,365	$10,501
5.50% 12/1/35	590,706	663,540
5.50% 1/1/36	665,716	747,723
5.50% 3/1/36	41,588	46,609
5.50% 4/1/36	108,517	121,367
5.50% 5/1/36	2,275,586	2,548,043
5.50% 7/1/36	628,258	705,681
5.50% 9/1/36	216,189	243,113
5.50% 11/1/36	1,682,359	1,877,024
5.50% 12/1/36	147,834	164,912
5.50% 1/1/37	427,898	480,277
5.50% 2/1/37	43,403	48,482
5.50% 4/1/37	62,384	69,590
5.50% 8/1/37	2,966,493	3,332,174
5.50% 11/1/37	40,967	45,699
5.50% 12/1/37	5,347	5,965
5.50% 1/1/38	283,880	316,674
5.50% 2/1/38	2,545,692	2,852,984
5.50% 3/1/38	1,931,422	2,172,790
5.50% 4/1/38	20,572	22,948
5.50% 5/1/38	272,580	304,126
5.50% 6/1/38	192,609	214,859
5.50% 7/1/38	53,632	59,827
5.50% 8/1/38	60,903	67,939
5.50% 11/1/38	122,253	136,376
5.50% 12/1/38	630,736	707,702
5.50% 1/1/39	512,401	575,117
5.50% 9/1/39	9,503	10,622
5.50% 10/1/39	2,854,588	3,184,344
5.50% 11/1/39	22,717	25,341
5.50% 5/1/40	13,283	14,818
5.50% 6/1/40	8,554	9,543
5.50% 7/1/40	2,650,060	2,958,128
5.50% 4/1/41	1,611,648	1,807,685
5.50% 9/1/41	982,473	1,096,872
6.00% 7/1/27	7,561	8,649
6.00% 4/1/32	15,513	17,735
6.00% 8/1/34	352,736	401,759
6.00% 11/1/34	17,792	20,258
6.00% 12/1/34	3,924	4,472
6.00% 6/1/35	3,330	3,764
6.00% 7/1/35	83,392	94,992

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
6.00% 9/1/35	108,974	$123,181
6.00% 10/1/35	53,529	60,974
6.00% 11/1/35	30,536	34,846
6.00% 12/1/35	615,624	700,786
6.00% 6/1/36	348,671	395,738
6.00% 7/1/36	29,591	33,621
6.00% 8/1/36	248,100	281,713
6.00% 9/1/36	165,311	187,001
6.00% 12/1/36	371,741	422,421
6.00% 2/1/37	1,093,151	1,240,896
6.00% 3/1/37	35,551	40,349
6.00% 5/1/37	2,875,176	3,252,631
6.00% 6/1/37	185,620	211,993
6.00% 7/1/37	211,886	240,837
6.00% 8/1/37	2,851,504	3,232,307
6.00% 9/1/37	887,534	1,004,845
6.00% 10/1/37	522,597	590,727
6.00% 11/1/37	509,680	576,183
6.00% 1/1/38	1,471,226	1,663,748
6.00% 3/1/38	1,185	1,354
6.00% 5/1/38	5,443,685	6,157,511
6.00% 6/1/38	417,687	475,315
6.00% 7/1/38	133,617	151,051
6.00% 8/1/38	329,523	372,482
6.00% 9/1/38	945,355	1,068,729
6.00% 10/1/38	4,376,211	4,947,713
6.00% 11/1/38	854,301	969,953
6.00% 12/1/38	524,533	597,185
6.00% 1/1/39	1,839,600	2,079,424
6.00% 9/1/39	329,408	372,352
6.00% 10/1/39	1,137,901	1,302,051
6.00% 1/1/40	14,836	16,883
6.00% 3/1/40	1,525,743	1,724,651
6.00% 7/1/40	6,053,495	6,842,674
6.00% 9/1/40	1,368,756	1,551,881
6.00% 11/1/40	534,547	610,191
6.00% 5/1/41	2,184,583	2,475,315
6.50% 3/1/32	201	230
6.50% 8/1/34	5,240	5,990
6.50% 1/1/36	39,403	44,719
6.50% 2/1/36	1,221,159	1,426,913
6.50% 3/1/36	60,531	70,065

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
6.50% 8/1/36	131,584	$149,338
6.50% 9/1/36	59,587	67,911
6.50% 11/1/36	466,902	529,900
6.50% 3/1/37	16,812	19,081
6.50% 8/1/37	94,023	108,397
6.50% 9/1/37	943,649	1,081,544
6.50% 11/1/37	1,741	1,976
6.50% 12/1/37	345,241	391,824
6.50% 1/1/38	2,833	3,215
6.50% 10/1/38	43,383	49,236
6.50% 11/1/38	30,655	34,792
6.50% 1/1/39	20,493	23,259
6.50% 6/1/39	7,218	8,192
7.00% 8/1/32	70,007	79,987
7.00% 9/1/32	38,844	41,422
7.00% 2/1/36	13,905	16,478
7.00% 4/1/37	9,205	10,345
7.00% 12/1/37	4,512	4,824
7.50% 1/1/31	1,315	1,556
7.50% 3/1/32	20,074	23,282
7.50% 4/1/32	14,864	17,368
7.50% 6/1/34	22,076	25,369
7.50% 10/1/34	15,490	18,163
Fannie Mae S.F. 30 yr TBA
3.00% 11/1/44	55,878,000	55,886,728
3.00% 12/1/44	76,630,000	76,417,451
3.50% 11/1/44	23,011,000	23,794,801
4.00% 11/1/44	84,877,000	90,115,507
4.00% 12/1/44	49,950,000	52,891,386
4.50% 11/1/44	89,467,000	96,959,861
4.50% 12/1/44	81,044,000	87,654,151
5.00% 11/1/44	3,143,000	3,480,136
Freddie Mac ARM
2.167% 8/1/37 —	7,322	7,788
2.249% 7/1/36 —	277,172	297,715
2.263% 5/1/35 —	248,368	264,230
2.265% 10/1/36 —	55,545	59,090
2.311% 2/1/37 —	598,388	639,784
2.316% 4/1/34 —	17,060	18,124
2.342% 12/1/33 —	240,483	256,624
2.345% 12/1/33 —	37,773	40,191
2.35% 4/1/33 —	5,026	5,085

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Freddie Mac ARM
2.432% 3/1/36 •	74,884	$80,222
2.526% 1/1/44 •	4,380,774	4,496,289
3.848% 10/1/37 •	3,643	3,867
4.883% 8/1/38 •	66,396	70,318
6.362% 10/1/37 •	84,169	89,799
Freddie Mac Relocation 15 yr
3.50% 10/1/18	41,346	42,280
Freddie Mac Relocation 30 yr
5.00% 9/1/33	144,261	158,194
6.50% 10/1/30	601	640
Freddie Mac S.F. 15 yr
2.50% 3/1/28	1,787,113	1,821,899
3.00% 12/1/26	153,451	159,359
3.50% 10/1/26	1,013,371	1,075,978
4.00% 12/1/20	57,534	61,061
4.00% 5/1/24	84,017	89,712
4.00% 5/1/25	545,846	583,500
4.00% 8/1/25	7,639	8,167
4.00% 11/1/26	1,920,102	2,047,652
4.50% 5/1/20	817,045	874,278
4.50% 6/1/20	75,287	80,558
4.50% 10/1/20	20,185	21,596
4.50% 9/1/24	70,624	75,169
4.50% 7/1/25	619,619	659,304
4.50% 6/1/26	1,584,407	1,686,528
5.00% 6/1/18	258,598	272,845
5.00% 10/1/18	26,798	28,274
5.00% 11/1/18	23,362	24,649
5.00% 4/1/20	371,428	395,583
5.00% 7/1/23	103,636	112,642
5.50% 6/1/21	164,964	179,697
5.50% 7/1/21	120,340	131,098
6.00% 4/1/17	6,522	6,800
6.00% 8/1/17	2,561	2,686
6.50% 8/1/16	794	820
Freddie Mac S.F. 20 yr
3.50% 1/1/34	4,952,464	5,176,298
5.00% 10/1/23	77,627	85,767
5.00% 3/1/24	451,150	498,457
5.00% 9/1/25	2,513,404	2,776,960
5.00% 12/1/29	168,917	187,351
5.50% 1/1/23	12,834	14,291

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Freddie Mac S.F. 30 yr
3.00% 10/1/42	4,407,844	$4,428,761
3.00% 11/1/42	5,168,240	5,208,763
3.50% 11/1/41	185,178	192,010
3.50% 4/1/42	61,303	63,378
4.50% 7/1/39	1,062,511	1,151,013
4.50% 10/1/39	2,426,673	2,629,244
4.50% 3/1/42	9,881,486	10,710,213
4.50% 5/1/44	3,568,214	3,871,340
5.00% 3/1/34	100,388	111,283
5.00% 4/1/35	35,579	39,455
5.00% 6/1/36	19,910	22,060
5.50% 3/1/34	364,281	409,297
5.50% 12/1/34	366,464	413,099
5.50% 1/1/35	3,346	3,757
5.50% 2/1/35	14,027	15,721
5.50% 3/1/36	239,331	268,033
5.50% 6/1/36	266,033	297,795
5.50% 11/1/36	464,818	519,569
5.50% 12/1/36	124,628	138,972
5.50% 1/1/37	26,884	30,003
5.50% 11/1/37	23,027	25,705
5.50% 6/1/38	266,375	297,303
5.50% 3/1/40	1,478,857	1,650,276
5.50% 8/1/40	1,212,990	1,353,063
5.50% 1/1/41	1,204,408	1,343,617
5.50% 6/1/41	5,817,050	6,488,961
6.00% 12/1/33	14,141	16,076
6.00% 11/1/34	42,391	47,837
6.00% 2/1/36	4,937,573	5,632,230
6.00% 3/1/36	1,389,674	1,581,590
6.00% 4/1/36	27,667	31,268
6.00% 10/1/36	26,811	30,452
6.00% 4/1/37	37,423	42,274
6.00% 8/1/37	26,095	29,447
6.00% 10/1/37	15,913	17,957
6.00% 1/1/38	549,519	620,118
6.00% 6/1/38	1,478,910	1,670,327
6.00% 7/1/38	17,221	19,434
6.00% 8/1/38	3,930,882	4,451,254
6.00% 10/1/38	134,072	151,937
6.00% 5/1/40	680,000	767,364
6.50% 10/1/32	1,432	1,623

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Freddie Mac S.F. 30 yr
6.50% 8/1/36	340	$391
6.50% 6/1/37	6,718	7,843
6.50% 8/1/38	296,463	336,034
6.50% 9/1/38	976	1,106
6.50% 4/1/39	731,257	834,157
7.00% 11/1/33	182,281	214,969
GNMA I S.F. 30 yr
5.00% 6/15/40	780,725	864,470
7.00% 5/15/28	106,348	123,304
7.00% 12/15/34	2,193,026	2,589,514
7.50% 10/15/30	1,447	1,655
7.50% 2/15/32	1,878	2,279
9.50% 9/15/17	1,774	1,862
10.00% 7/15/17	1,809	1,818

Total Agency Mortgage-Backed Securities (cost $979,907,185)		990,445,640

Agency Obligation – 0.11%

Tennessee Valley Authority
2.875% 9/15/24	6,525,000	6,547,302

Total Agency Obligation (cost $6,456,446)		6,547,302

Collateralized Debt Obligation – 0.17%

CIFC Funding
Series 2013-2A A1L 144A 1.381% 4/21/25 #•	10,000,000	9,795,900

Total Collateralized Debt Obligation (cost $9,973,651)		9,795,900

Commercial Mortgage-Backed Securities – 4.76%

Banc of America Commercial Mortgage Trust
Series 2006-4 A4 5.634% 7/10/46	554,042	585,236
Series 2007-4 AM 5.821% 2/10/51 •	3,670,000	4,022,548
CD1 Commercial Mortgage Trust
Series 2005-CD1 AM 5.226% 7/15/44 •	4,366,000	4,503,525
Series 2005-CD1 C 5.226% 7/15/44 •	1,620,000	1,657,488
Citigroup Commercial Mortgage Trust
Series 2014-GC23 AS 3.863% 7/10/47	2,580,000	2,643,489
Series 2014-GC25 A4 3.635% 10/10/47	7,230,000	7,420,886
Commercial Mortgage Pass Through Certificates
Series 2014-CR19 A5 3.796% 8/10/47	13,400,000	13,941,588
Series 2014-CR20 A4 3.59% 11/10/47 ¿	2,935,000	3,009,980
Series 2014-CR20 AM 3.938% 11/10/47 ¿	2,570,000	2,638,266
Credit Suisse Commercial Mortgage Trust
Series 2006-C1 AAB 5.463% 2/15/39 •	89,437	89,932

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)

DB-UBS Mortgage Trust
Series 2011-LC1A A3 144A 5.002% 11/10/46 #	12,704,000	$14,328,244
Series 2011-LC1A C 144A 5.557% 11/10/46 #•	5,320,000	5,987,979
FREMF Mortgage Trust
Series 2011-K10 B 144A 4.615% 11/25/49 #•	3,150,000	3,383,024
Series 2011-K702 B 144A 4.77% 4/25/44 #•	1,340,000	1,434,506
Series 2011-K703 144A 4.884% 7/25/44 #•	4,255,000	4,572,214
Series 2012-K19 B 144A 4.036% 5/25/45 #•	1,130,963	1,167,569
Series 2012-K22 B 144A 3.686% 8/25/45 #•	4,285,000	4,303,151
Series 2012-K708 B 144A 3.759% 2/25/45 #•	12,625,000	13,046,662
Series 2012-K711 B 144A 3.562% 8/25/45 #•	4,100,000	4,186,145
Series 2013-K33 B 144A 3.504% 8/25/46 #•	3,285,000	3,219,491
Series 2013-K712 B 144A 3.368% 5/25/45 #•	14,951,068	15,075,252
Series 2013-K713 B 144A 3.165% 4/25/46 #•	8,315,000	8,277,832
Series 2014-K716 B 144A 3.954% 8/25/47 #•	2,729,000	2,793,489
General Electric Capital Commercial Mortgage
Series 2005-C4 A4 5.312% 11/10/45 •	108,000	110,380
Goldman Sachs Mortgage Securities II
Series 2005-GG4 A4A 4.751% 7/10/39	6,860,855	6,903,584
Goldman Sachs Mortgage Securities Trust
Series 2006-GG6 A4 5.552% 4/10/38 •	8,640,000	8,965,659
Series 2010-C1 A2 144A 4.592% 8/10/43 #	9,975,000	10,983,891
Series 2010-C1 C 144A 5.635% 8/10/43 #•	4,765,000	5,203,890
Grace Mortgage Trust
Series 2014-GRCE A 144A 3.369% 6/10/28 #	20,610,000	21,235,060
Hilton USA Trust
Series 2013-HLT AFX 144A 2.662% 11/5/30 #	10,480,000	10,539,767
Series 2013-HLT BFX 144A 3.367% 11/5/30 #	10,760,000	10,852,913
JPMBB Commercial Mortgage Securities Trust
Series 2014-C18 A1 1.254% 2/15/47	3,363,471	3,358,837
Series 2014-C21 AS 3.997% 8/15/47	2,165,000	2,236,051
Series 2014-C22 B 4.562% 9/15/47 •	3,040,000	3,199,433
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-CB11 E 5.468% 8/12/37 •	1,765,000	1,899,652
Series 2005-LDP5 D 5.391% 12/15/44 •	2,895,000	2,987,235
Series 2006-LDP8 AM 5.44% 5/15/45	12,218,000	13,027,052
Series 2011-C5 C 144A 5.323% 8/15/46 #•	3,280,000	3,631,606
Lehman Brothers-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31	578,574	593,180
Series 2006-C6 AJ 5.452% 9/15/39 •	4,965,000	5,222,083
Series 2006-C6 AM 5.413% 9/15/39	4,265,000	4,571,193
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C18 A4 3.923% 10/15/47	4,040,000	4,249,801

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)

Morgan Stanley Capital I Trust
Series 2005-HQ7 AJ 5.207% 11/14/42 •	5,235,000	$5,378,706
Series 2005-HQ7 C 5.207% 11/14/42 •	5,840,000	5,881,242
Series 2006-T21 B 144A 5.315% 10/12/52 #•	2,000,000	2,085,220
TimberStar Trust 1
Series 2006-1A A 144A 5.668% 10/15/36 #	7,090,000	7,613,830
Series 2006-1A C 144A 5.884% 10/15/36 #	4,500,000	4,774,802
VNDO Mortgage Trust
Series 2012-6AVE A 144A 2.996% 11/15/30 #	1,635,000	1,623,769
WF-RBS Commercial Mortgage Trust
Series 2014-C23 A5 3.917% 10/15/57	3,530,000	3,713,684

Total Commercial Mortgage-Backed Securities (cost $273,221,173)		273,131,016

Convertible Bonds – 1.51%

Alaska Communications Systems Group 6.25% exercise price $10.28, expiration date 4/27/18	3,704,000	3,000,240
Ares Capital 5.75% exercise price $19.13, expiration date 2/1/16	924,000	964,425
BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	2,653,000	2,835,394
BioMarin Pharmaceutical 1.50% exercise price $94.15, expiration date 10/13/20 *	1,856,000	2,191,240
Blackstone Mortgage Trust 5.25% exercise price $28.66, expiration date 12/1/18	3,219,000	3,331,665
Blucora 4.25% exercise price $21.66, expiration date 3/29/19	845,000	871,934
Campus Crest Communities Operating Partnership 144A 4.75% exercise price $12.56, expiration date 10/11/18 #	1,736,000	1,639,435
Cardtronics 144A 1.00% exercise price $52.35, expiration date 11/27/20 #*	3,078,000	3,018,379
Chesapeake Energy 2.25% exercise price $80.36, expiration date 12/14/38	1,000,000	952,500
Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18 #	1,864,000	2,169,230
Energy XXI Bermuda 144A 3.00% exercise price $40.40, expiration date 12/13/18 #	3,179,000	2,274,972
Equinix 4.75% exercise price $84.32, expiration date 6/13/16	382,000	992,484
General Cable 4.50% exercise price $35.33, expiration date 11/15/29 f	3,567,000	2,369,826
Gilead Sciences 1.625% exercise price $22.71, expiration date 4/29/16	985,000	4,846,821
Hologic 2.00% exercise price $31.17, expiration date 2/27/42 f	1,786,000	1,948,973

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Illumina 0.25% exercise price $83.55, expiration date 3/11/16	598,000	$1,379,888
Intel 3.25% exercise price $21.71, expiration date 8/1/39	980,000	1,627,417
j2 Global 3.25% exercise price $69.37, expiration date 6/14/29 *	2,885,000	2,951,716
Jefferies Group 3.875% exercise price $45.19, expiration date 10/31/29	1,430,000	1,497,031
Lexington Realty Trust 144A 6.00% exercise price $6.68, expiration date 1/11/30 #	871,000	1,409,387
Liberty Interactive 0.75% exercise price $1,000.00, expiration date 3/30/43	3,077,000	4,242,414
Liberty Interactive 144A 1.00% exercise price $74.31, expiration date 9/28/43 #	2,202,000	2,353,388
Meritor 4.00% exercise price $26.73, expiration date 2/12/27 f	3,429,000	3,566,160
MGM Resorts International 4.25% exercise price $18.58, expiration date 4/10/15	1,493,000	1,918,505
Mylan 3.75% exercise price $13.32, expiration date 9/15/15	800,000	3,220,000
Novellus Systems 2.625% exercise price $34.93, expiration date 5/14/41	1,741,000	3,935,748
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	3,385,000	4,085,272
Peabody Energy 4.75% exercise price $57.62, expiration date 12/15/41 *	5,559,000	3,710,633
RTI International Metals 1.625% exercise price $40.72, expiration date 10/10/19 *	2,046,000	1,967,996
SanDisk 1.50% exercise price $51.36, expiration date 8/11/17	1,609,000	3,062,128
Spirit Realty Capital 3.75% exercise price $13.10, expiration date 5/13/21	1,955,000	1,942,791
Titan Machinery 3.75% exercise price $43.17, expiration date 4/30/19 *	1,990,000	1,534,788
TPG Specialty Lending 144A 4.50% exercise price $25.83, expiration date 12/15/19 #	2,258,000	2,169,091
Vantage Drilling 144A 5.50% exercise price $2.39, expiration date 7/15/43 #	1,117,000	1,010,187
Vector Group 1.75% exercise price $25.87, expiration date 4/15/20	1,996,000	2,160,670
Vector Group 2.50% exercise price $16.78, expiration date 1/14/19 •	938,000	1,344,238
VeriSign 4.086% exercise price $34.37, expiration date 8/15/37	1,078,000	1,938,379

Total Convertible Bonds (cost $78,352,799)		86,435,345

Schedule of investments

Delaware Diversified Income Fund

		Principal amount°	Value (U.S. $)

Corporate Bonds – 52.70%

Automotive – 0.54%
American Axle & Manufacturing 6.25% 3/15/21		4,810,000	$5,074,550
Chassix 144A 9.25% 8/1/18 #		825,000	804,375
Ford Motor 7.45% 7/16/31		9,269,000	12,446,979
Gates Global 144A 6.00% 7/15/22 #		5,570,000	5,430,750
International Automotive Components Group 144A 9.125% 6/1/18 #		89,000	93,227
Meritor 6.75% 6/15/21		2,195,000	2,326,700
TRW Automotive 144A 4.50% 3/1/21 #		4,570,000	4,604,275

			30,780,856

Banking – 6.34%
ANZ New Zealand International 144A 2.60% 9/23/19 #		1,300,000	1,319,491
Australia & New Zealand Banking Group
2.625% 12/10/18	CAD	1,683,000	1,522,400
3.614% 11/6/18 •	AUD	1,469,000	1,304,560
Banco de Costa Rica 144A 5.25% 8/12/18 #		3,500,000	3,608,150
Banco Santander Mexico 144A 5.95% 1/30/24 #*•		5,630,000	6,010,025
Bancolombia 5.95% 6/3/21		3,825,000	4,260,094
Bank of America
4.25% 10/22/26		10,435,000	10,381,688
6.25% 9/29/49 •		6,955,000	6,981,081
Bank of Georgia 144A 7.75% 7/5/17 #		1,645,000	1,757,304
Barclays 4.375% 9/11/24		2,665,000	2,589,367
Barclays Bank 7.625% 11/21/22		5,770,000	6,296,513
BB&T 3.95% 3/22/22		250,000	264,116
BBVA Banco Continental 144A 5.00% 8/26/22 #		3,075,000	3,248,737
BBVA Bancomer 144A 6.50% 3/10/21 #		7,925,000	8,836,375
Branch Banking & Trust
0.554% 9/13/16 •		5,010,000	5,001,633
3.80% 10/30/26		10,605,000	10,782,729
City National 5.25% 9/15/20 *		5,655,000	6,315,125
Cooperatieve Centrale Raiffeisen-Boerenleenbank
2.50% 9/4/20	NOK	8,100,000	1,223,459
3.662% 3/22/17 •	AUD	2,000,000	1,778,686
Credit Suisse
3.00% 10/29/21		2,230,000	2,209,299
144A 6.50% 8/8/23 #		9,325,000	10,304,125
Credit Suisse Group 144A 7.50% 12/11/49 #•		1,255,000	1,336,951
Export-Import Bank of China
144A 2.50% 7/31/19 #		5,370,000	5,378,168
144A 3.625% 7/31/24 #		5,555,000	5,598,046
Export-Import Bank of Korea 144A 3.00% 5/22/18 #	NOK	1,400,000	213,963

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
Goldman Sachs Group
3.55% 2/12/21	CAD	3,000,000	$2,723,435
3.925% 8/21/19 •	AUD	2,390,000	2,127,164
4.325% 8/8/18 •	AUD	2,570,000	2,323,069
6.15% 4/1/18		5,845,000	6,607,930
HBOS 144A 6.75% 5/21/18 #		6,740,000	7,581,678
HSBC Holdings
5.625% 12/29/49 *•		6,830,000	6,949,525
6.375% 12/29/49 •		3,195,000	3,262,894
HSBC New Zealand 4.58% 12/10/18 •	NZD	3,300,000	2,594,703
ING Bank 144A 5.80% 9/25/23 #		4,150,000	4,626,756
JPMorgan Chase
0.863% 1/28/19 •		2,985,000	2,991,877
3.50% 12/18/26	GBP	986,000	1,589,871
3.685% 5/17/18 •	AUD	2,730,000	2,424,923
3.875% 9/10/24		12,325,000	12,259,714
4.25% 11/2/18	NZD	5,735,000	4,407,452
6.75% 1/29/49 •		4,715,000	4,991,299
KeyBank 6.95% 2/1/28		17,740,000	22,938,707
Lloyds Banking Group 7.50% 4/30/49 *•		9,475,000	9,877,688
Morgan Stanley
1.083% 1/24/19 •		3,119,000	3,144,214
3.125% 8/5/21	CAD	999,000	878,968
4.35% 9/8/26		13,930,000	13,987,085
5.00% 9/30/21	AUD	1,489,000	1,329,279
7.60% 8/8/17	NZD	1,444,000	1,198,587
Oversea-Chinese Banking 144A 4.00% 10/15/24 #•		8,540,000	8,708,417
PNC Bank 3.30% 10/30/24		6,410,000	6,399,199
PNC Preferred Funding Trust II 144A 1.457% 3/29/49 #•		13,900,000	13,361,375
Rabobank 4.625% 12/1/23		8,865,000	9,334,632
Santander Holdings USA 3.45% 8/27/18		5,675,000	5,925,733
Siam Commercial Bank 144A 3.50% 4/7/19 #		4,560,000	4,682,983
SVB Financial Group 5.375% 9/15/20		5,175,000	5,846,151
Turkiye Garanti Bankasi 144A 4.75% 10/17/19 #		6,858,000	6,992,142
USB Capital IX 3.50% 10/29/49 •		27,182,000	22,226,721
USB Realty 144A 1.378% 12/22/49 #•		4,485,000	4,148,625
Wells Fargo
3.50% 9/12/29	GBP	1,700,000	2,679,206
4.10% 6/3/26		15,450,000	15,692,148
4.65% 11/4/44		8,665,000	8,671,343
Woori Bank
144A 2.875% 10/2/18 #		7,180,000	7,376,014

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
Woori Bank
144A 4.75% 4/30/24 #	6,370,000	$6,617,341
Zions Bancorp 4.50% 6/13/23	5,355,000	5,639,865

		363,640,798

Basic Industry – 5.27%
AK Steel 7.625% 5/15/20 *	3,259,000	3,299,737
ArcelorMittal
6.125% 6/1/18	2,072,000	2,222,220
10.35% 6/1/19	12,195,000	15,106,556
Axalta Coating Systems US Holdings 144A
7.375% 5/1/21 #*	4,585,000	4,986,188
Braskem Finance 6.45% 2/3/24	5,900,000	6,273,175
Builders FirstSource 144A 7.625% 6/1/21 #	2,975,000	3,101,437
Celanese U.S. Holdings 4.625% 11/15/22	5,180,000	5,244,750
CF Industries
5.15% 3/15/34	2,580,000	2,755,146
5.375% 3/15/44	9,735,000	10,394,206
6.875% 5/1/18	18,334,000	21,201,584
7.125% 5/1/20	2,841,000	3,419,868
Dow Chemical
3.50% 10/1/24 *	9,830,000	9,707,970
4.25% 10/1/34	3,020,000	2,932,640
8.55% 5/15/19	33,036,000	41,648,948
Fibria Overseas Finance 5.25% 5/12/24	4,375,000	4,472,125
First Quantum Minerals
144A 6.75% 2/15/20 #	47,000	45,707
144A 7.00% 2/15/21 #	47,000	46,354
FMG Resources August 2006 144A 6.875% 4/1/22 #*	16,108,000	16,691,915
Georgia-Pacific 8.00% 1/15/24	16,321,000	22,074,414
Gerdau Holdings 144A 7.00% 1/20/20 #*	2,400,000	2,738,880
HD Supply
7.50% 7/15/20	2,684,000	2,871,880
11.50% 7/15/20	1,765,000	2,062,844
International Paper
4.80% 6/15/44	975,000	963,484
6.00% 11/15/41	815,000	942,549
JMC Steel Group 144A 8.25% 3/15/18 #	97,000	98,819
LSB Industries 7.75% 8/1/19	725,000	777,345
Lundin Mining 144A 7.50% 11/1/20 #	2,945,000	3,077,525
Mexichem 144A 5.875% 9/17/44 #	1,700,000	1,717,000
MMC Finance 144A 5.55% 10/28/20 #	2,362,000	2,362,000
Monsanto 4.40% 7/15/44	23,195,000	23,478,559

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Basic Industry (continued)
Mosaic 5.625% 11/15/43	16,160,000	$18,304,012
New Gold 144A 6.25% 11/15/22 #	232,000	227,940
Nortek 8.50% 4/15/21	5,564,000	6,009,120
Novelis 8.75% 12/15/20	5,145,000	5,640,206
OCP
144A 5.625% 4/25/24 #	6,515,000	6,850,197
144A 6.875% 4/25/44 #	4,925,000	5,412,329
Phosagro 144A 4.204% 2/13/18 #	5,322,000	5,149,035
PolyOne 5.25% 3/15/23	3,470,000	3,496,025
Rock-Tenn 3.50% 3/1/20	5,021,000	5,137,633
Rockwood Specialties Group 4.625% 10/15/20	2,355,000	2,467,451
Ryerson
9.00% 10/15/17	3,784,000	3,992,120
11.25% 10/15/18	1,060,000	1,160,700
TPC Group 144A 8.75% 12/15/20 #	2,852,000	2,998,165
Vedanta Resources 144A 6.00% 1/31/19 #*	6,540,000	6,703,500
Weyerhaeuser 4.625% 9/15/23	6,715,000	7,156,874
Yamana Gold 144A 4.95% 7/15/24 #	4,790,000	4,693,922

		302,115,054

Brokerage – 0.27%
Jefferies Group
5.125% 1/20/23	6,490,000	6,888,908
6.45% 6/8/27	3,815,000	4,338,532
6.50% 1/20/43	2,455,000	2,760,363
Lazard Group 4.25% 11/14/20	1,255,000	1,332,082

		15,319,885

Capital Goods – 1.49%
Accudyne Industries 144A 7.75% 12/15/20 #	2,670,000	2,790,150
Ball 5.00% 3/15/22	2,715,000	2,857,537
Berry Plastics 5.50% 5/15/22	1,700,000	1,708,500
BWAY Holding 144A 9.125% 8/15/21 #	5,635,000	5,874,487
Cemex
144A 5.875% 3/25/19 #	1,790,000	1,859,363
144A 7.25% 1/15/21 #	2,175,000	2,351,719
144A 9.50% 6/15/18 #	2,845,000	3,192,090
Consolidated Container 144A 10.125% 7/15/20 #	3,016,000	2,850,120
Crane
2.75% 12/15/18	1,660,000	1,690,195
4.45% 12/15/23	6,850,000	7,269,761
Ingersoll-Rand Global Holding 4.25% 6/15/23	12,055,000	12,689,792
Ingersoll-Rand Luxembourg Finance 3.55% 11/1/24	5,090,000	5,032,997
Metalloinvest Finance 144A 5.625% 4/17/20 #	3,000,000	2,733,750

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Capital Goods (continued)
Milacron 144A 7.75% 2/15/21 #		3,335,000	$3,485,075
OAS Finance 144A 8.00% 7/2/21 #		1,765,000	1,654,688
OAS Investments 144A 8.25% 10/19/19 #		4,825,000	4,704,375
Plastipak Holdings 144A 6.50% 10/1/21 #		3,655,000	3,782,925
Reynolds Group Issuer 8.25% 2/15/21 *		2,330,000	2,516,400
Textron 3.875% 3/1/25		2,605,000	2,614,868
TransDigm
6.00% 7/15/22		1,405,000	1,427,831
6.50% 7/15/24		1,500,000	1,552,500
7.50% 7/15/21		3,825,000	4,150,125
Votorantim Cimentos 144A 7.25% 4/5/41 #		6,410,000	6,695,245

			85,484,493

Communications – 8.48%
Altice 144A 7.75% 5/15/22 #		1,825,000	1,920,813
America Movil 5.00% 3/30/20		10,870,000	12,036,895
American Tower Trust I
144A 1.551% 3/15/43 #		4,240,000	4,213,517
144A 3.07% 3/15/23 #		10,205,000	10,147,648
AT&T 4.80% 6/15/44		25,000	25,334
Bell Canada 3.35% 3/22/23	CAD	2,132,000	1,876,894
Bharti Airtel International Netherlands 144A 5.35% 5/20/24 #		8,185,000	8,837,181
Brasil Telecom 144A 5.75% 2/10/22 #*		4,818,000	4,601,190
British Sky Broadcasting Group 144A 3.75% 9/16/24 #		9,145,000	9,193,542
CC Holdings GS V 3.849% 4/15/23		4,955,000	4,938,668
CCO Holdings 5.25% 9/30/22		4,068,000	4,108,680
CCOH Safari 5.75% 12/1/24		830,000	836,744
CenturyLink
5.80% 3/15/22		12,355,000	13,158,075
6.75% 12/1/23 *		3,120,000	3,474,900
Cequel Communications Holdings I 144A 6.375% 9/15/20 #		3,245,000	3,399,137
Columbus International 144A 7.375% 3/30/21 #		8,305,000	8,834,444
Comcast
3.375% 2/15/25		2,400,000	2,424,917
4.75% 3/1/44		1,760,000	1,898,744
Crown Castle Towers 144A 4.883% 8/15/20 #		25,685,000	28,418,346
CSC Holdings 144A 5.25% 6/1/24 #		4,175,000	4,195,875
Deutsche Telekom International Finance 6.50% 4/8/22	GBP	1,270,000	2,489,962
Digicel Group 144A 8.25% 9/30/20 #		10,574,000	11,102,700
DIRECTV Holdings
4.45% 4/1/24		16,640,000	17,394,408

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Communications (continued)
DIRECTV Holdings
5.15% 3/15/42	1,450,000	$1,478,778
DISH DBS 5.00% 3/15/23	4,695,000	4,689,131
Entel Chile 144A 4.875% 10/30/24 #	6,205,000	6,442,583
Equinix
4.875% 4/1/20	2,245,000	2,306,737
5.375% 4/1/23	3,545,000	3,673,506
Gray Television 7.50% 10/1/20	4,390,000	4,614,987
Grupo Televisa 5.00% 5/13/45	4,145,000	4,145,829
Historic TW 6.875% 6/15/18	24,654,000	28,835,738
Hughes Satellite Systems 7.625% 6/15/21	2,255,000	2,519,963
iHeartMedia PIK 14.00% 2/1/21 *	398,950	348,084
Intelsat Luxembourg
7.75% 6/1/21	4,665,000	4,892,419
8.125% 6/1/23 *	7,800,000	8,326,500
Lamar Media 5.00% 5/1/23	4,740,000	4,764,293
Level 3 Escrow II 144A 5.375% 8/15/22 #	3,580,000	3,651,600
MDC Partners 144A 6.75% 4/1/20 #	3,290,000	3,425,713
MetroPCS Wireless 6.625% 11/15/20	2,848,000	3,011,760
Millicom International Cellular 144A 6.625% 10/15/21 #*	4,645,000	4,993,375
Mobile Telesystems 144A 8.625% 6/22/20 #	4,300,000	4,699,470
Myriad International Holdings 144A 6.00% 7/18/20 #	2,310,000	2,517,900
Nielsen Luxembourg 144A 5.50% 10/1/21 #	2,040,000	2,126,700
Numericable Group 144A 6.00% 5/15/22 #	1,955,000	2,001,431
Omnicom Group 3.65% 11/1/24	15,680,000	15,608,531
Orange 5.50% 2/6/44	1,455,000	1,617,668
SBA Tower Trust
144A 2.24% 4/16/18 #	7,270,000	7,222,916
144A 2.898% 10/15/19 #	405,000	406,076
SES 144A 3.60% 4/4/23 #	13,044,000	13,330,642
SES Global Americas Holdings 144A 5.30% 3/25/44 #	9,940,000	10,816,678
Sinclair Television Group
5.375% 4/1/21	4,900,000	4,936,750
6.125% 10/1/22	2,143,000	2,228,720
SK Telecom 144A 2.125% 5/1/18 #	1,750,000	1,752,151
Sprint
144A 7.125% 6/15/24 #	5,035,000	5,192,344
144A 7.25% 9/15/21 #	5,945,000	6,301,700
144A 7.875% 9/15/23 #	1,010,000	1,095,850
Sprint Capital 6.90% 5/1/19	2,095,000	2,231,175
Telefonica Emisiones 4.57% 4/27/23	14,684,000	15,551,516
Telemar Norte Leste 144A 5.50% 10/23/20 #	2,820,000	2,777,700

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Communications (continued)
Time Warner 4.70% 1/15/21		250,000	$274,076
Time Warner Cable
4.00% 9/1/21		2,940,000	3,117,688
8.25% 4/1/19		13,981,000	17,378,089
T-Mobile USA
6.125% 1/15/22		1,340,000	1,393,600
6.836% 4/28/23		7,245,000	7,688,756
Turk Telekomunikasyon 144A 3.75% 6/19/19 #		7,330,000	7,320,581
Unitymedia KabelBW 144A 6.125% 1/15/25 #		2,960,000	3,096,900
Verizon Communications
3.00% 11/1/21		10,345,000	10,281,771
3.25% 2/17/26	EUR	2,606,000	3,699,577
4.40% 11/1/34		8,365,000	8,195,483
5.15% 9/15/23		10,060,000	11,274,192
Viacom
3.25% 3/15/23		2,205,000	2,134,147
3.875% 4/1/24		3,295,000	3,302,667
5.25% 4/1/44		14,355,000	15,137,089
Vimpel Communications 144A 7.748% 2/2/21 #		9,019,000	9,267,023
Virgin Media Finance 144A 6.375% 4/15/23 #		3,270,000	3,474,375
VTR Finance 144A 6.875% 1/15/24 #		7,295,000	7,677,988
Wind Acquisition Finance 144A 7.375% 4/23/21 #		3,155,000	3,091,900
Windstream
7.50% 6/1/22 *		49,000	52,246
7.50% 4/1/23		1,375,000	1,450,625
7.75% 10/1/21		2,300,000	2,472,500
WPP Finance 2010 5.625% 11/15/43		4,910,000	5,478,308
Zayo Group 10.125% 7/1/20		4,770,000	5,312,588

			486,637,697

Consumer Cyclical – 3.48%
Bed Bath & Beyond
4.915% 8/1/34		6,270,000	6,245,509
5.165% 8/1/44		4,750,000	4,756,360
Chinos Intermediate Holdings 144A PIK 7.75% 5/1/19 #*T		3,445,000	3,315,813
Daimler 2.75% 12/10/18	NOK	14,510,000	2,257,384
Delphi
4.15% 3/15/24		7,035,000	7,231,340
6.125% 5/15/21		6,275,000	6,839,750
Expedia 4.50% 8/15/24		4,140,000	4,144,662
Ford Motor Credit
3.664% 9/8/24		8,200,000	8,168,889
5.875% 8/2/21		205,000	237,267

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
General Motors 3.50% 10/2/18		6,545,000	$6,774,075
General Motors Financial
3.00% 9/25/17		1,800,000	1,838,250
4.375% 9/25/21		4,490,000	4,709,337
Host Hotels & Resorts
3.75% 10/15/23		8,335,000	8,269,220
4.75% 3/1/23		9,710,000	10,280,268
5.875% 6/15/19		3,020,000	3,182,579
Hyundai Capital America
144A 2.125% 10/2/17 #		6,005,000	6,073,199
144A 2.55% 2/6/19 #		275,000	277,391
International Game Technology 5.35% 10/15/23		8,654,000	8,825,964
INVISTA Finance 144A 4.25% 10/15/19 #		6,085,000	6,138,244
Landry’s 144A 9.375% 5/1/20 #		1,579,000	1,695,451
Levi Strauss 6.875% 5/1/22		4,240,000	4,632,200
Magna International 3.625% 6/15/24		8,410,000	8,506,782
Netflix 144A 5.75% 3/1/24 #		4,400,000	4,631,000
Pantry 8.375% 8/1/20		94,000	99,170
Party City Holdings 8.875% 8/1/20 *		99,000	107,910
PF Chang’s China Bistro 144A 10.25% 6/30/20 #*		1,281,000	1,281,000
QVC
4.375% 3/15/23		11,250,000	11,179,508
144A 5.45% 8/15/34 #		7,680,000	7,448,556
SACI Falabella 144A 4.375% 1/27/25 #		2,620,000	2,640,281
Sally Holdings 5.75% 6/1/22		4,201,000	4,495,070
Signet UK Finance 4.70% 6/15/24		7,955,000	8,105,596
Starwood Hotels & Resorts Worldwide
3.75% 3/15/25		4,225,000	4,248,014
4.50% 10/1/34		2,620,000	2,554,036
Tenedora Nemak 144A 5.50% 2/28/23 #*		7,940,000	8,294,918
Toyota Finance Australia
2.25% 8/31/16	NOK	1,710,000	256,685
3.04% 12/20/16	NZD	2,810,000	2,120,006
TRW Automotive 144A 4.45% 12/1/23 #		9,055,000	9,077,638
Tupy Overseas 144A 6.625% 7/17/24 #		5,655,000	5,753,963
Volvo Treasury 1.751% 3/1/17 •	SEK	10,400,000	1,428,641
Wyndham Worldwide
4.25% 3/1/22		4,510,000	4,558,054
5.625% 3/1/21		6,270,000	7,017,616

			199,697,596

Consumer Non-Cyclical – 2.61%
Amgen 4.00% 9/13/29	GBP	1,271,000	2,036,281

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Boston Scientific 6.00% 1/15/20	12,055,000	$13,842,190
BRF 144A 3.95% 5/22/23 #	5,495,000	5,206,513
CareFusion 6.375% 8/1/19	18,330,000	21,294,639
Celgene
3.95% 10/15/20	10,850,000	11,532,693
4.625% 5/15/44	3,360,000	3,441,168
ENA Norte Trust 144A 4.95% 4/25/23 #	4,261,704	4,400,209
Forest Laboratories 144A 4.375% 2/1/19 #	5,730,000	6,007,745
JBS Investments 144A 7.75% 10/28/20 #	10,215,000	11,242,935
Kimberly-Clark de Mexico 144A 3.80% 4/8/24 #	635,000	662,330
McKesson 3.796% 3/15/24	11,960,000	12,182,695
Minerva Luxembourg 144A 7.75% 1/31/23 #	2,260,000	2,367,350
Pernod-Ricard 144A 5.75% 4/7/21 #	5,860,000	6,713,825
Prestige Brands 144A 5.375% 12/15/21 #	4,170,000	4,055,325
Smithfield Foods 6.625% 8/15/22	1,730,000	1,894,350
Spectrum Brands
6.375% 11/15/20	4,575,000	4,872,375
6.625% 11/15/22	68,000	73,270
Sysco
3.50% 10/2/24	6,225,000	6,329,904
4.35% 10/2/34	7,090,000	7,305,777
Thermo Fisher Scientific 2.40% 2/1/19	7,067,000	7,114,193
Zimmer Holdings 4.625% 11/30/19	15,621,000	17,147,843

		149,723,610

Electric – 4.95%
AES Gener
144A 5.25% 8/15/21 #	3,140,000	3,359,495
144A 8.375% 12/18/73 #•	4,962,000	5,576,047
Ameren Illinois 9.75% 11/15/18	16,140,000	20,896,603
American Electric Power 2.95% 12/15/22	2,225,000	2,180,044
American Transmission Systems 144A 5.25% 1/15/22 #	19,970,000	22,370,254
CMS Energy 6.25% 2/1/20	7,690,000	9,070,109
ComEd Financing III 6.35% 3/15/33	8,849,000	9,136,593
Comision Federal de Electricidad 144A 4.875% 1/15/24 #	4,575,000	4,838,063
Dominion Gas Holdings 3.55% 11/1/23	2,225,000	2,282,797
DTE Energy 3.50% 6/1/24	2,365,000	2,402,544
Duquesne Light Holdings 5.50% 8/15/15	3,168,000	3,278,943
E.CL 144A 4.50% 1/29/25 #	3,735,000	3,769,530
Electricite de France
144A 4.60% 1/27/20 #	2,485,000	2,764,709
144A 5.25% 1/29/49 #*•	15,720,000	16,348,800
Enel 144A 8.75% 9/24/73 #•	11,295,000	13,243,387

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Electric (continued)
Entergy Arkansas 3.70% 6/1/24		2,220,000	$2,323,945
Entergy Louisiana 4.05% 9/1/23		13,970,000	14,970,406
Great Plains Energy
4.85% 6/1/21		4,610,000	5,131,207
5.292% 6/15/22		4,490,000	5,167,384
Integrys Energy Group 6.11% 12/1/66 *•		10,010,000	10,190,090
IPALCO Enterprises 5.00% 5/1/18		5,745,000	6,118,425
ITC Holdings 3.65% 6/15/24 *		7,450,000	7,540,354
LG&E & KU Energy
3.75% 11/15/20		9,222,000	9,661,133
4.375% 10/1/21		15,285,000	16,621,933
National Rural Utilities Cooperative Finance 4.75% 4/30/43 •		9,740,000	9,669,969
NextEra Energy Capital Holdings
2.40% 9/15/19		5,700,000	5,719,830
3.625% 6/15/23		4,580,000	4,671,728
NV Energy 6.25% 11/15/20		10,843,000	12,816,415
Pennsylvania Electric 5.20% 4/1/20		9,308,000	10,366,012
Public Service of Oklahoma 5.15% 12/1/19		13,585,000	15,264,935
Puget Energy 6.00% 9/1/21		4,685,000	5,447,493
SCANA 4.125% 2/1/22		7,385,000	7,699,224
Transelec 144A 4.25% 1/14/25 #		4,525,000	4,558,218
Wisconsin Energy 6.25% 5/15/67 •		8,282,000	8,431,813

			283,888,432

Energy – 5.09%
AmeriGas Finance 7.00% 5/20/22		2,724,000	2,955,540
Anadarko Petroleum 3.45% 7/15/24		4,860,000	4,800,616
BHP Billiton Finance 3.25% 9/25/24	GBP	812,000	1,292,507
BP Capital Markets
2.521% 1/15/20		2,815,000	2,830,805
3.535% 11/4/24		3,770,000	3,779,493
Bristow Group 6.25% 10/15/22		3,735,000	3,898,406
California Resources
144A 5.50% 9/15/21 #		1,580,000	1,613,575
144A 6.00% 11/15/24 #		1,590,000	1,625,775
Chaparral Energy
7.625% 11/15/22		769,000	753,620
8.25% 9/1/21		78,000	78,780
Chesapeake Energy 5.75% 3/15/23		4,665,000	5,131,500
Cimarex Energy 4.375% 6/1/24		4,955,000	5,047,906
CNOOC Finance 2012 144A 3.875% 5/2/22 #		4,955,000	5,074,891
CNOOC Nexen Finance 2014 4.25% 4/30/24		4,860,000	5,030,873

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
Continental Resources
4.50% 4/15/23	16,115,000	$16,909,115
4.90% 6/1/44	1,755,000	1,739,905
Drill Rigs Holdings 144A 6.50% 10/1/17 #	5,584,000	5,276,880
Energy XXI Gulf Coast
144A 6.875% 3/15/24 #	3,050,000	2,417,125
7.50% 12/15/21 *	1,595,000	1,331,825
Enterprise Products Operating 5.10% 2/15/45	450,000	478,254
Exterran Partners 6.00% 4/1/21	1,270,000	1,231,900
Halcon Resources 8.875% 5/15/21	3,976,000	3,280,200
Hercules Offshore
144A 6.75% 4/1/22 #*	870,000	514,387
144A 8.75% 7/15/21 #*	1,270,000	825,500
Honghua Group 144A 7.45% 9/25/19 #	2,310,000	2,142,525
KazMunayGas National
144A 6.00% 11/7/44 #	4,000,000	3,945,240
144A 9.125% 7/2/18 #	2,915,000	3,457,919
Key Energy Services 6.75% 3/1/21	3,945,000	3,530,775
Laredo Petroleum 7.375% 5/1/22 *	3,602,000	3,764,090
Lukoil International Finance 144A 3.416% 4/24/18 #	3,560,000	3,404,250
Marathon Petroleum 4.75% 9/15/44	19,550,000	19,748,706
Midstates Petroleum 9.25% 6/1/21 *	4,390,000	3,753,450
MIE Holdings 144A 7.50% 4/25/19 #	1,470,000	1,444,275
Murphy Oil USA 6.00% 8/15/23	4,130,000	4,346,825
Newfield Exploration 5.625% 7/1/24	8,180,000	8,834,400
Oasis Petroleum 6.875% 3/15/22	4,755,000	4,968,975
Odebrecht Offshore Drilling Finance 144A 6.625% 10/1/22 #	6,120,147	6,334,352
ONGC Videsh
2.50% 5/7/18 *	1,550,000	1,537,275
3.25% 7/15/19 *	4,900,000	4,913,867
Pacific Rubiales Energy
144A 5.375% 1/26/19 #*	4,710,000	4,733,550
144A 5.625% 1/19/25 #*	5,769,000	5,500,453
PDC Energy 7.75% 10/15/22	1,273,000	1,343,295
Pertamina Persero 144A 4.875% 5/3/22 #	5,715,000	5,843,588
Petrobras Global Finance 4.875% 3/17/20	7,415,000	7,553,661
Petrobras International Finance 5.375% 1/27/21	6,036,000	6,210,199
Petroleos de Venezuela 9.00% 11/17/21 *	5,530,000	3,532,288
Petroleos Mexicanos
144A 4.25% 1/15/25 #	2,030,000	2,060,044
6.50% 6/2/41	3,250,000	3,818,750

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
Pride International 6.875% 8/15/20		30,655,000	$35,876,436
PTT Exploration & Production PCL 144A 4.875% 12/29/49 #•		8,200,000	8,353,340
Range Resources 5.75% 6/1/21		1,800,000	1,908,000
Samson Investment 9.75% 2/15/20 *		5,538,000	4,125,810
SandRidge Energy 8.125% 10/15/22		5,482,000	4,988,620
Suburban Propane Partners 7.375% 8/1/21		1,449,000	1,564,920
Sunoco Logistics Partners Operations 3.45% 1/15/23		2,550,000	2,507,866
Talisman Energy 5.50% 5/15/42		18,890,000	18,533,942
Woodside Finance 144A 8.75% 3/1/19 #		10,406,000	13,067,074
YPF
7.734% 8/15/18 •		1,411,765	1,420,447
144A 8.75% 4/4/24 #*		4,732,000	4,903,535

			291,892,120

Finance Companies – 1.33%
Aviation Capital Group 144A 6.75% 4/6/21 #		4,630,000	5,301,350
Consolidated Energy Finance 144A 6.75% 10/15/19 #		4,410,000	4,509,225
Corp Financiera de Desarrollo
144A 4.75% 2/8/22 #		1,545,000	1,622,250
144A 5.25% 7/15/29 #*•		2,200,000	2,261,600
Corporacion Financiera de Desarrollo 144A 3.25% 7/15/19 #		2,175,000	2,194,031
General Electric Capital
2.10% 12/11/19		3,225,000	3,243,099
3.45% 5/15/24		6,860,000	7,005,130
144A 3.80% 6/18/19 #		6,510,000	6,925,624
4.208% 12/6/21	SEK	4,000,000	621,661
4.25% 1/17/18	NZD	1,010,000	787,484
7.125% 12/29/49 •		17,945,000	20,973,219
Hutchison Whampoa International 14 144A 3.625% 10/31/24 #		4,915,000	4,892,593
Nuveen Investments 144A 9.50% 10/15/20 #		2,824,000	3,452,340
SUAM Finance 144A 4.875% 4/17/24 #		7,797,000	8,011,418
Temasek Financial I 144A 2.375% 1/23/23 #		4,915,000	4,773,709

			76,574,733

Healthcare – 1.35%
Air Medical Group Holdings 9.25% 11/1/18		2,651,000	2,780,236
Bayer U.S. Finance
144A 2.375% 10/8/19 #		4,625,000	4,638,107
144A 3.375% 10/8/24 #		8,245,000	8,286,456
Community Health Systems
144A 6.875% 2/1/22 #		2,615,000	2,827,469

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Healthcare (continued)
Community Health Systems
7.125% 7/15/20	50,000	$54,187
Crimson Merger Sub 144A 6.625% 5/15/22 #	3,020,000	2,827,475
DaVita HealthCare Partners 5.125% 7/15/24	5,605,000	5,727,609
Fresenius Medical Care US Finance II 144A 5.875% 1/31/22 #	4,243,000	4,646,085
HCA
5.00% 3/15/24	4,010,000	4,145,378
7.50% 2/15/22	4,544,000	5,288,080
HCA Holdings 6.25% 2/15/21	2,683,000	2,894,286
Immucor 11.125% 8/15/19	3,332,000	3,648,540
Kinetic Concepts 10.50% 11/1/18	2,579,000	2,849,795
Par Pharmaceutical 7.375% 10/15/20	1,776,000	1,895,880
Perrigo
4.00% 11/15/23	9,210,000	9,433,112
5.30% 11/15/43	2,095,000	2,289,181
Salix Pharmaceuticals 144A 6.00% 1/15/21 #	4,300,000	4,665,500
Tenet Healthcare 6.00% 10/1/20	5,524,000	5,952,110
Valeant Pharmaceuticals International
144A 5.625% 12/1/21 #	865,000	858,513
144A 6.375% 10/15/20 #	1,586,000	1,633,580

		77,341,579

Insurance – 2.07%
Allstate 5.75% 8/15/53 •	8,455,000	9,009,859
American International Group 8.175% 5/15/58 •	1,778,000	2,422,525
Chubb 6.375% 3/29/67 •	10,428,000	11,418,660
Five Corners Funding Trust 144A 4.419% 11/15/23 #	2,845,000	3,010,849
Highmark
144A 4.75% 5/15/21 #	5,320,000	5,458,006
144A 6.125% 5/15/41 #	2,000,000	2,010,302
Hockey Merger Sub 2 144A 7.875% 10/1/21 #	2,500,000	2,618,750
Liberty Mutual Group 144A 4.25% 6/15/23 #	7,135,000	7,392,609
MetLife
3.60% 4/10/24	6,140,000	6,270,665
6.40% 12/15/36	40,000	45,150
MetLife Capital Trust X 144A 9.25% 4/8/38 #	11,520,000	16,531,200
Onex USI Acquisition 144A 7.75% 1/15/21 #	709,000	721,408
Prudential Financial
3.50% 5/15/24	3,810,000	3,833,058
4.50% 11/15/20	3,385,000	3,685,730
5.625% 6/15/43 •	4,620,000	4,816,350
5.875% 9/15/42 •	4,100,000	4,366,500

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Insurance (continued)
Teachers Insurance & Annuity Association of America 144A 4.90% 9/15/44 #	4,410,000	$4,693,889
TIAA Asset Management Finance
144A 2.95% 11/1/19 #	7,310,000	7,332,383
144A 4.125% 11/1/24 #	7,310,000	7,363,641
Voya Financial 5.65% 5/15/53 •	8,420,000	8,462,100
XL Group 6.50% 10/29/49 •	7,814,000	7,517,068

		118,980,702

Natural Gas – 2.71%
El Paso Pipeline Partners Operating 4.30% 5/1/24	8,565,000	8,618,531
Enbridge Energy Partners 8.05% 10/1/37 •	16,755,000	18,954,094
Energy Transfer Partners
5.15% 2/1/43	5,190,000	5,193,078
5.95% 10/1/43 *	10,990,000	12,187,382
9.70% 3/15/19	8,018,000	10,280,142
EnLink Midstream Partners 4.40% 4/1/24	4,910,000	5,176,873
Enterprise Products Operating
7.034% 1/15/68 •	20,274,000	22,571,105
8.375% 8/1/66 •	1,492,000	1,630,677
Kinder Morgan Energy Partners 9.00% 2/1/19	15,367,000	19,076,978
Plains All American Pipeline 8.75% 5/1/19	13,239,000	16,787,502
TransCanada PipeLines 6.35% 5/15/67 •	16,140,000	16,341,750
Williams 4.55% 6/24/24	4,645,000	4,559,537
Williams Partners 7.25% 2/1/17	12,358,000	13,835,214

		155,212,863

Real Estate – 1.84%
Alexandria Real Estate Equities
3.90% 6/15/23	1,955,000	1,967,512
4.50% 7/30/29	3,010,000	3,059,665
Carey (W.P.) 4.60% 4/1/24	4,620,000	4,821,815
CBL & Associates
4.60% 10/15/24	9,355,000	9,446,202
5.25% 12/1/23	1,050,000	1,119,043
Corporate Office Properties
3.60% 5/15/23	6,520,000	6,289,629
5.25% 2/15/24	5,285,000	5,688,024
DDR
4.75% 4/15/18	7,195,000	7,784,494
7.50% 4/1/17	4,935,000	5,599,409
7.875% 9/1/20	7,204,000	8,954,543
Digital Realty Trust 5.875% 2/1/20 *	6,950,000	7,774,485
Excel Trust 4.625% 5/15/24	3,210,000	3,307,822

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Real Estate (continued)
Healthcare Trust of America Holdings 3.375% 7/15/21	2,865,000	$2,863,507
Hospitality Properties Trust 4.50% 3/15/25	4,985,000	4,962,303
Regency Centers
4.80% 4/15/21	8,625,000	9,451,706
5.875% 6/15/17	2,032,000	2,248,920
Trust F/1401 144A 5.25% 12/15/24 #	7,040,000	7,444,800
WEA Finance 144A 3.75% 9/17/24 #	12,790,000	12,976,043

		105,759,922

Services – 0.71%
Activision Blizzard 144A 6.125% 9/15/23 #	3,385,000	3,672,725
Algeco Scotsman Global Finance
144A 8.50% 10/15/18 #*	4,430,000	4,629,350
144A 10.75% 10/15/19 #	4,406,000	4,361,940
Ameristar Casinos 7.50% 4/15/21	4,395,000	4,713,637
Avis Budget Car Rental 5.50% 4/1/23	3,150,000	3,181,500
Caesars Growth Properties Holdings 144A
9.375% 5/1/22 #*	1,725,000	1,610,719
CDK Global 144A 4.50% 10/15/24 #	5,930,000	5,915,756
Corrections Corporation of America 4.625% 5/1/23	3,851,000	3,793,235
Geo Group 5.875% 10/15/24	1,645,000	1,702,575
Mattamy Group 144A 6.50% 11/15/20 #	233,000	237,078
MGM Resorts International 6.75% 10/1/20	1,010,000	1,111,000
Service International 5.375% 5/15/24	1,565,000	1,619,775
United Rentals North America 5.75% 11/15/24	3,855,000	4,052,569

		40,601,859

Technology – 2.18%
Baidu 2.75% 6/9/19	10,063,000	10,121,506
BMC Software Finance 144A 8.125% 7/15/21 #	1,855,000	1,785,437
First Data
11.25% 1/15/21	7,562,000	8,734,110
11.75% 8/15/21	1,549,000	1,823,947
Jabil Circuit 7.75% 7/15/16	1,178,000	1,294,327
KLA-Tencor
3.375% 11/1/19	940,000	945,994
4.65% 11/1/24	1,875,000	1,884,767
Motorola Solutions 4.00% 9/1/24 *	7,525,000	7,413,374
National Semiconductor 6.60% 6/15/17	23,237,000	26,434,388
NCR 6.375% 12/15/23	1,815,000	1,923,900
NetApp 3.25% 12/15/22	6,420,000	6,340,899
NXP Funding 144A 5.75% 3/15/23 #	2,055,000	2,178,300
Oracle
3.40% 7/8/24	12,125,000	12,276,563

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Technology (continued)
Oracle
4.50% 7/8/44		4,300,000	$4,452,568
Samsung Electronics America 144A 1.75% 4/10/17 #		10,895,000	10,965,567
Seagate HDD Cayman 144A 4.75% 1/1/25 #		9,855,000	10,015,144
Tencent Holdings 144A 3.375% 5/2/19 #		4,440,000	4,519,196
Viasystems 144A 7.875% 5/1/19 #		96,000	102,240
Xerox 6.35% 5/15/18		10,503,000	12,004,005

			125,216,232

Transportation – 1.34%
American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26 ¿		2,725,000	2,714,781
AP Moeller - Maersk 144A 3.75% 9/22/24 #		4,560,000	4,675,537
Brambles USA 144A 5.35% 4/1/20 #		6,810,000	7,682,082
Burlington Northern Santa Fe
3.40% 9/1/24		5,440,000	5,473,146
4.90% 4/1/44		6,325,000	6,834,093
DP World 144A 6.85% 7/2/37 #		3,020,000	3,480,550
ERAC USA Finance 144A 5.25% 10/1/20 #		28,100,000	31,686,319
Red de Carreteras de Occidente 144A 9.00% 6/10/28 #	MXN	60,960,000	4,364,353
Trinity Industries 4.55% 10/1/24		5,770,000	5,630,395
United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26 ¿		2,290,000	2,318,625
United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26 ¿		2,055,000	2,080,688

			76,940,569

Utilities – 0.65%
AES
5.50% 3/15/24		1,550,000	1,592,625
7.375% 7/1/21		3,062,000	3,508,859
Calpine 5.375% 1/15/23		5,605,000	5,668,056
Dynegy Finance I
144A 6.75% 11/1/19 #		625,000	647,656
144A 7.375% 11/1/22 #		950,000	1,005,813
144A 7.625% 11/1/24 #		355,000	376,744
Elwood Energy 8.159% 7/5/26		2,461,338	2,756,698
NRG Energy 144A 6.25% 5/1/24 #		1,485,000	1,540,688
Perusahaan Listrik Negara PT 144A 5.50% 11/22/21 #		5,890,000	6,287,575
Saudi Electricity Global Sukuk 3 144A 5.50% 4/8/44 #		2,183,000	2,368,555
State Grid Overseas Investment 2014
144A 2.75% 5/7/19 #		3,430,000	3,461,748

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Utilities (continued)
State Grid Overseas Investment 2014
144A 4.125% 5/7/24 #*	7,770,000	$8,085,672

		37,300,689

Total Corporate Bonds (cost $2,911,855,952)		3,023,109,689

Municipal Bonds – 0.44%

Golden State, California Tobacco Securitization Corporation Settlement Revenue (Asset-Backed Senior Notes) Series A-1
5.125% 6/1/47	3,170,000	2,369,638
5.75% 6/1/47	3,500,000	2,861,495
New Jersey Transportation Trust Fund
Series AA 5.00% 6/15/44	4,080,000	4,382,573
New York City, New York
Series I 5.00% 8/1/22	2,680,000	3,224,817
New York State Thruway Authority Revenue
Series A 5.00% 5/1/19	3,145,000	3,642,382
Oregon State Taxable Pension
5.892% 6/1/27	305,000	376,242
State of Maryland Local Facilities
Series A 5.00% 8/1/21	3,960,000	4,830,210
Texas Private Activity Bond Surface Transportation Revenue (Senior Lien NTE Mobility)
6.75% 6/30/43 (AMT)	2,795,000	3,394,555

Total Municipal Bonds (cost $23,420,775)		25,081,912

Non-Agency Asset-Backed Securities – 1.73%

AEP Texas Central Transition Funding II
Series 2006-A A4 5.17% 1/1/18	145,000	156,906
Ally Master Owner Trust
Series 2013-2 A 0.603% 4/15/18 •	5,280,000	5,287,772
Series 2014-1 A1 0.623% 1/15/19 •	2,750,000	2,758,602
American Express Credit Account Master Trust
Series 2013-2 A 0.573% 5/17/21 •	3,480,000	3,494,609
Ameriquest Mortgage Securities Asset-Backed Pass Through Certificates
Series 2003-8 AF4 5.642% 10/25/33 ¿	65,003	65,724
Applebee’s
Series 2014-1 A2 144A 4.277% 9/5/44 #	7,400,000	7,373,730
ARL Second
Series 2014-1A A1 144A 2.92% 6/15/44 #	4,862,199	4,833,648

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Avis Budget Rental Car Funding AESOP
Series 2011-3A A 144A 3.41% 11/20/17 #	4,435,000	$4,618,644
Series 2013-1A A 144A 1.92% 9/20/19 #	6,115,000	6,110,285
Series 2014-1A A 144A 2.46% 7/20/20 #	4,587,000	4,610,875
BA Credit Card Trust
Series 2014-A3 A 0.443% 1/15/20 •	4,310,000	4,310,147
California Republic Auto Receivables Trust
Series 2013-1 A2 144A 1.41% 9/17/18 #	2,888,568	2,910,645
Capital One Multi-Asset Execution Trust
Series 2007-A1 A1 0.203% 11/15/19 •	1,700,000	1,691,259
CenterPoint Energy Transition Bond IV
Series 2012-1 A3 3.028% 10/15/25	3,550,000	3,605,270
Citibank Credit Card Issuance Trust
Series 2014-A5 A5 2.68% 6/7/23	3,310,000	3,337,132
Contimortgage Home Equity Loan Trust
Series 1996-4 A8 7.22% 1/15/28	4,850	4,763
Countrywide Asset-Backed Certificates
Series 2006-13 1AF3 4.94% 1/25/37 •	18,649	23,735
Discover Card Execution Note Trust
Series 2012-A6 A6 1.67% 1/18/22	6,655,000	6,545,266
Series 2014-A5 A 1.39% 4/15/20	2,900,000	2,899,113
Ford Credit Auto Owner Trust
Series 2014-2 A 144A 2.31% 4/15/26 #	4,315,000	4,325,451
GE Dealer Floorplan Master Note Trust
Series 2013-1 A 0.557% 4/20/18 •	7,250,000	7,270,423
Golden Credit Card Trust
Series 2012-5A A 144A 0.79% 9/15/17 #	4,440,000	4,446,420
Series 2014-2A A 144A 0.603% 3/15/21 #•	2,815,000	2,811,320
GreatAmerica Leasing Receivables
Series 2013-1 B 144A 1.44% 5/15/18 #	1,045,000	1,051,135
HOA Funding
Series 2014-1A A2 144A 4.846% 8/20/44 #	8,035,000	7,971,805
MASTR Specialized Loan Trust
Series 2005-2 A2 144A 5.006% 7/25/35 #•	121,645	121,583
Mid-State Trust XI
Series 11 A1 4.864% 7/15/38	371,533	395,262
MMAF Equipment Finance
Series 2014-AA A4 144A 1.59% 2/8/22 #	5,755,000	5,734,368
RASC Trust
Series 2006-EMX1 A2 0.382% 1/25/36 •	348,523	347,814
Trafigura Securitisation Finance
Series 2012-1A A 144A 2.553% 10/15/15 #•	170,000	170,604

Total Non-Agency Asset-Backed Securities (cost $99,015,373)		99,284,310

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Non-Agency Collateralized Mortgage Obligations – 0.88%

American Home Mortgage Investment Trust
Series 2005-2 5A1 5.064% 9/25/35 f	580,814	$574,428
Banc of America Alternative Loan Trust
Series 2005-1 2A1 5.50% 2/25/20	228,381	233,221
Series 2005-3 2A1 5.50% 4/25/20	203,405	210,163
Series 2005-6 7A1 5.50% 7/25/20	857,320	871,978
Banc of America Mortgage Trust
Series 2003-E 2A2 2.726% 6/25/33 —	88,670	89,281
Chase Mortgage Finance Trust
Series 2005-A1 3A1 2.525% 12/25/35 —	718,465	652,063
ChaseFlex Trust
Series 2006-1 A4 5.091% 6/25/36 —	6,119,000	5,406,069
CHL Mortgage Pass Through Trust
Series 2003-21 A1 2.599% 5/25/33 ¿—	32,347	32,487
Series 2004-HYB2 2A 2.588% 7/20/34 ¿—	118,048	107,679
Series 2004-HYB5 3A1 2.483% 4/20/35 ¿—	143,762	127,665
Citicorp Mortgage Securities Trust
Series 2006-3 1A9 5.75% 6/25/36	750,466	772,142
Citicorp Residential Mortgage Trust
Series 2006-3 A5 5.948% 11/25/36 f	5,800,000	5,796,711
Credit Suisse First Boston Mortgage Securities
Series 2005-5 6A3 5.00% 7/25/35	3,819,406	3,826,892
First Horizon Mortgage Pass Through Trust
Series 2004-5 2A1 6.25% 8/25/17 ¿	7,143	7,272
Series 2004-7 1A3 5.50% 1/25/35 ¿	2,708,674	2,801,522
Series 2005-4 1A8 5.50% 8/25/35 ¿	1,077,322	1,086,011
GSMPS Mortgage Loan Trust
Series 1998-3 A 144A 7.75% 9/19/27 #—	48,874	51,232
GSR Mortgage Loan Trust
Series 2004-9 4A1 2.657% 8/25/34 —	696,207	672,058
Series 2006-AR1 3A1 2.878% 1/25/36 —	692,180	631,841
JPMorgan Mortgage Trust
Series 2005-A8 1A1 5.04% 11/25/35 —	453,972	430,380
Series 2006-S1 1A1 6.00% 4/25/36	4,029,640	4,069,142
Series 2007-A1 7A4 2.541% 7/25/35 —	105,561	94,689
MASTR ARM Trust
Series 2003-6 1A2 2.45% 12/25/33 —	43,900	43,633
Series 2004-10 2A2 3.02% 10/25/34 —	60,176	37,557
Sequoia Mortgage Trust
Series 2013-11 B1 144A 3.713% 9/25/43 #—	2,668,798	2,598,648
Structured Asset Securities Mortgage Pass Through Certificates
Series 2004-20 2A1 5.50% 11/25/34 ¿	3,365,857	3,435,783

		Principal amount°	Value (U.S. $)

Non-Agency Collateralized Mortgage Obligations (continued)

Structured Asset Securities Trust
Series 2005-1 4A1 5.00% 2/25/20		3,862,463	$3,930,516
Washington Mutual Alternative Mortgage Pass Through Certificates
Series 2005-1 5A2 6.00% 3/25/35 ¿		332,018	167,481
Washington Mutual Mortgage Pass Through Certificates
Series 2003-S10 A2 5.00% 10/25/18 ¿		182,655	187,867
Series 2006-AR14 2A1 2.00% 11/25/36 ¿—		4,244,839	3,584,707
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-2 3A1 5.75% 3/25/36		2,448,745	2,488,309
Series 2006-3 A11 5.50% 3/25/36		2,392,925	2,479,568
Series 2006-20 A1 5.50% 12/25/21		912,395	927,986
Series 2006-AR5 2A1 2.615% 4/25/36 —		1,996,334	1,904,644
Series 2007-14 1A1 6.00% 10/25/37		137,162	139,018

Total Non-Agency Collateralized Mortgage Obligations (cost $46,896,315)			50,470,643

Regional Bonds – 0.26%Δ

Australia – 0.05%
New South Wales Treasury 4.00% 5/20/26	AUD	1,382,000	1,233,661
Queensland Treasury 144A 4.75% 7/21/25 #	AUD	1,455,000	1,379,121

			2,612,782

Canada – 0.21%
Province of Ontario Canada 3.45% 6/2/45	CAD	726,000	632,541
Province of Quebec 2.875% 10/16/24 *		7,605,000	7,581,957
Province of Quebec Canada 6.00% 10/1/29	CAD	3,366,000	3,899,740

			12,114,238

Total Regional Bonds (cost $14,725,818)			14,727,020

Senior Secured Loans – 8.74%«

Air Medical Group Holdings Tranche B1 5.00% 5/29/18		2,545,048	2,559,364
Albertsons Holdings Tranche B4 5.50% 8/25/21		860,000	861,134
Albertsons Holdings Tranche B4 1st Lien 5.50% 8/8/21		8,795,000	8,806,601
Albertsons Tranche B 1st Lien 4.75% 3/21/19		2,459,812	2,456,737
Amaya Gaming 1st Lien 5.00% 7/29/21		4,820,000	4,789,875
Amaya Gaming 2nd Lien 8.00% 7/29/22		2,195,000	2,218,778
Applied Systems 1st Lien 4.25% 1/15/21		2,659,900	2,636,626
Applied Systems 2nd Lien 7.50% 1/15/22		7,643,000	7,654,946
Ashland Water 1st Lien 4.25% 7/2/21		2,350,000	2,307,363
Ashland Water 2nd Lien 7.75% 7/2/22		1,875,000	1,836,563
Atkore International 2nd Lien 7.75% 9/27/21		2,465,000	2,437,269
Avast Software 1st Lien 5.00% 3/18/20		4,816,500	4,806,467
Axalta Coating Systems U.S. Holdings 1st Lien 3.75% 2/1/20		4,592,666	4,526,646

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Senior Secured Loans« (continued)

Azure Midstream Tranche B 6.50% 10/21/18	1,911,536	$1,874,452
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20	6,410,000	6,429,230
BJ’s Wholesale Club Tranche B 1st Lien 4.50% 9/26/19	2,314,557	2,292,238
Bowie Recourse Tranche B 1st Lien 6.75% 8/9/20	4,013,750	4,013,750
Bway Holding Tranche B 1st Lien 5.50% 8/8/20	5,581,013	5,608,918
Caesars Growth Partners Tranche B 1st Lien 6.25% 5/8/21	10,284,225	9,753,950
Calpine Construction Finance Tranche B 3.00% 5/1/20	1,449,131	1,411,092
Charter Communications Tranche B 1st Lien 4.25% 8/12/21	6,590,000	6,651,096
Chrysler Group Tranche B 1st Lien
3.25% 12/29/18	10,273,375	10,193,119
3.50% 5/24/17	1,979,767	1,971,518
Citycenter Holdings Tranche B 1st Lien 4.25% 10/28/20	1,639,609	1,632,231
Clear Channel Communications Tranche B 3.804% 1/29/16	25,723,700	25,542,245
Clear Channel Communications Tranche D 6.904% 1/30/19	2,250,000	2,131,313
Clear Channel Communications Tranche E 1st Lien 7.654% 7/30/19	1,349,729	1,307,887
Community Health Systems Tranche D 4.25% 1/27/21	3,635,148	3,643,102
Crown Castles Operating Tranche B2 3.00% 1/31/21	3,469,071	3,441,606
Davita Healthcare Partners Tranche B 3.50% 6/19/21	3,930,150	3,898,218
Drillships Financing Holding Tranche B1 6.00% 2/17/21	14,749,876	14,166,032
Dynegy Tranche B2 4.00% 4/23/20	5,354,187	5,330,763
Emdeon 1st Lien 3.75% 11/2/18	3,817,015	3,789,181
Exgen Texas Power Tranche B 1st Lien 5.75% 9/16/21	8,705,000	8,721,322
Exide Technologies DIP 9.00% 3/31/15	5,926,983	5,897,348
Expro Holdings UK 3 Tranche B 1st Lien 5.75% 8/12/21	7,800,000	7,650,497
Fieldwood Energy 2nd Lien 8.375% 9/30/20	7,253,675	7,010,676
First Data Tranche B 1st Lien 4.153% 3/24/21	4,597,445	4,572,734
Flint Group 1st Lien 4.75% 5/2/21	4,800,000	4,704,000
Flint Group 2nd Lien 8.25% 5/2/22	2,125,000	2,045,313
Flying Fortress 1st Lien 3.50% 6/30/17	1,225,209	1,222,912
Gardner Denver 1st Lien 4.25% 7/23/20	2,044,849	2,017,301
Gates Global 1st Lien 4.25% 6/12/21	2,665,000	2,639,064
Gentiva Health Services Tranche B 6.50% 10/10/19	7,332,294	7,355,208
Gentiva Health Services Tranche C 5.75% 10/10/18	1,344,784	1,344,993
Goodpack 1st Lien 4.75% 8/5/21	5,600,000	5,577,835
Goodpack 2nd Lien 8.00% 8/5/22	945,000	946,181
HD Supply Tranche B 4.00% 6/28/18	7,350,188	7,302,720
Hilton Worldwide Finance Tranche B2 3.50% 9/23/20	10,201,579	10,115,508
Hostess Brands 1st Lien 6.75% 3/12/20	2,741,225	2,799,476
Houghton International 1st Lien 4.00% 12/10/19	1,886,400	1,873,431

	Principal amount°	Value (U.S. $)

Senior Secured Loans« (continued)

Houghton International 2nd Lien 9.50% 11/20/20	2,605,000	$2,631,050
Huntsman International Tranche B 3.75% 10/11/20	5,865,000	5,817,347
IASIS Healthcare Tranche B 1st Lien 4.50% 5/3/18	8,054,129	8,061,683
Immucor Tranche B2 5.00% 8/19/18	9,759,905	9,761,935
Ineos U.S. Finance Tranche B 3.75% 5/4/18	5,993,144	5,916,569
Infor U.S. Tranche B5 1st Lien 3.75% 6/3/20	57,630	56,838
Intelsat Jackson Holdings Tranche B2 3.75% 6/30/19	7,492,366	7,445,539
KIK Custom Products 1st Lien 5.50% 5/17/19	8,049,404	8,021,738
Kinetic Concepts Tranche E1 4.00% 5/8/18	1,422,845	1,414,842
Landry’s Tranche B 4.00% 4/24/18	5,128,500	5,120,489
Level 3 Financing Tranche B 4.00% 1/15/20	8,015,000	7,960,899
Lightower Fiber Networks 4.00% 4/1/20	975,938	961,445
LTS Buyer 2nd Lien 8.00% 3/15/21	3,141,138	3,129,358
Mauser Holdings 2nd Lien 8.25% 6/30/22	4,150,000	4,113,688
MGM Resorts International 3.50% 12/20/19	2,727,385	2,698,832
Michael Stores Tranche B 1st Lien 3.75% 1/16/20	2,306,369	2,271,054
Moxie Liberty Tranche B 7.50% 8/21/20	8,341,000	8,507,820
Moxie Patriot (Panda Power Fund) Tranche B1 6.75% 12/19/20	4,500,000	4,545,000
National Vision 4.00% 3/6/21	315,595	307,310
NEP Broadcasting 2nd Lien 9.50% 7/3/20	6,737,857	6,737,857
NEP/NCP Tranche B 1st Lien 4.25% 1/22/20	810,930	794,711
New Albertsons 1st Lien 4.75% 6/24/21	3,050,000	3,019,500
Numericable 4.50% 4/23/20	5,239,295	5,236,838
Numericable U.S. Tranche B2 1st Lien 4.50% 4/23/20	4,532,705	4,548,488
Ocean Rig (Drillship) Tranche B 1st Lien 5.50% 7/18/21	2,807,963	2,702,664
Pacific Drilling Tranche B 4.50% 6/3/18	1,604,000	1,542,514
Panda Temple Power II Tranche B 1st Lien 7.25% 4/3/19	3,741,000	3,825,173
Polymer Group Tranche B 5.25% 12/13/19	6,510,093	6,524,337
Prestige Brands Tranche B 1st Lien 4.50% 4/28/21	2,000,000	2,007,084
Quickrete 2nd Lien 7.00% 3/19/21	3,475,000	3,505,406
Republic of Angola 6.57% 12/16/23	11,720,000	11,749,300
Reynolds Group 1st Lien 4.00% 12/31/18	8,542,576	8,507,517
Rite Aid 2nd Lien 5.75% 8/3/20	4,665,000	4,698,042
Samson Investment 2nd Lien 5.00% 9/25/18	3,619,000	3,365,670
Santander Asset Management Tranche B 4.25% 11/26/20	2,327,413	2,324,503
Scientific Games International 4.25% 5/22/20	9,920,038	9,893,690
Scientific Games International Tranche B2 1st Lien 6.00% 9/17/21	2,410,000	2,363,682
Sensus 2nd Lien 8.50% 4/13/18	2,660,000	2,606,800
Sinclair Broadcasting Tranche B1 1st Lien 3.50% 7/22/21	2,725,000	2,680,719
Smart & Final Tranche B 1st Lien 4.75% 11/15/19	3,859,281	3,856,869
Sprouts Farmers 4.00% 4/12/20	3,401,501	3,385,911

Schedule of investments

Delaware Diversified Income Fund

		Principal amount°	Value (U.S. $)

Senior Secured Loans« (continued)

Stena 1st Lien 4.00% 2/21/21		1,139,275	$1,122,186
Styrolution Group Tranche B 1st Lien 6.50% 10/31/19		2,155,000	2,111,900
Supervalu 1st Lien 4.50% 3/21/19		3,183,678	3,145,075
Surgical Care Affiliates 4.233% 12/30/17		4,620,259	4,519,075
Surgical Care Affiliates Tranche C 4.25% 6/30/18		982,563	963,501
TransDigm Tranche C 3.75% 2/7/20		5,819,176	5,735,526
United Continental Tranche B 3.50% 4/1/19		1,058,425	1,040,432
Univision Communications 1st Lien 4.00% 3/1/20		2,137,450	2,116,520
Univision Communications Tranche C4 4.00% 3/1/20		5,368,447	5,322,032
US Airways Tranche B1 3.50% 5/23/19		1,692,550	1,655,525
USI Insurance Services Tranche B 1st Lien 4.25% 12/3/18		8,867,739	8,779,062
Valeant Pharmaceuticals International Tranche BE 3.75% 8/5/20		4,679,827	4,650,578
Vantage Drilling Tranche B 1st Lien 5.00% 10/25/17		4,307,892	4,049,418
Wide Open West Finance 4.75% 3/27/19		12,721,275	12,727,903
Windstream Tranche B5 1st Lien 3.50% 8/8/19		37,219	36,901
Zayo Group Tranche B 1st Lien 4.00% 7/2/19		8,956,036	8,888,866
Ziggo Tranche B 2nd Lien 3.50% 1/15/22		1,358,298	1,324,946
Ziggo Tranche B1 1st Lien 3.50% 1/15/22		2,107,787	2,056,033

Total Senior Secured Loans (cost $505,287,756)			501,643,019

Sovereign Bonds – 2.49%Δ

Brazil – 0.25%
Brazil Notas do Tesouro Nacional Series F
10.00% 1/1/17	BRL	8,729,000	3,373,056
10.00% 1/1/21	BRL	29,069,000	10,725,577

			14,098,633

Chile – 0.09%
Chile Government International Bond 5.50% 8/5/20	CLP	2,737,000,000	5,027,648

			5,027,648

Colombia – 0.23%
Colombia Government International Bond
4.00% 2/26/24		3,800,000	3,908,300
4.375% 3/21/23 *	COP	7,082,000,000	3,054,812
5.625% 2/26/44		4,300,000	4,822,906
9.85% 6/28/27	COP	2,576,000,000	1,608,451

			13,394,469

Costa Rica – 0.05%
Costa Rica Government International Bond
5.625% 4/30/43 *		3,100,000	2,743,500

			2,743,500

		Principal amount°	Value (U.S. $)

Sovereign BondsΔ (continued)

Guatemala – 0.11%
Guatemala Government Bond 144A 5.75% 6/6/22 #		5,630,000	$6,207,075

			6,207,075

Hungary – 0.06%
Hungary Government International Bond 5.375% 3/25/24		3,140,000	3,367,964

			3,367,964

Iceland – 0.10%
Republic of Iceland 144A 5.875% 5/11/22 #		5,275,000	5,969,607

			5,969,607

Indonesia – 0.32%
Indonesia Government International Bond
144A 3.375% 4/15/23 #		10,812,000	10,406,550
144A 5.875% 1/15/24 #		3,226,000	3,677,640
Indonesia Treasury Bond 7.875% 4/15/19	IDR	52,047,000,000	4,321,818

			18,406,008

Japan – 0.02%
Japanese Government CPI Linked Bond 0.10% 3/10/24	JPY	136,239,600	1,298,209

			1,298,209

Kazakhstan – 0.06%
Kazakhstan Government International Bond 144A 4.875% 10/14/44 #		3,490,000	3,376,575

			3,376,575

Kenya – 0.08%
Kenya Government International Bond 144A 5.875% 6/24/19 #		4,370,000	4,539,337

			4,539,337

Mexico – 0.12%
Mexican Bonos
6.50% 6/10/21	MXN	4,573,100	358,702
6.50% 6/9/22	MXN	59,642,000	4,647,430
8.00% 6/11/20	MXN	25,129,000	2,123,331

			7,129,463

Norway – 0.05%
Kommunalbanken 5.00% 3/28/19	NZD	510,000	406,847
Norway Government Bond
2.00% 5/24/23	NOK	1,662,000	248,033
3.75% 5/25/21	NOK	14,526,000	2,429,852

			3,084,732

Pakistan – 0.16%
Pakistan Government International Bond 144A 7.25% 4/15/19 #		8,649,000	8,973,338

			8,973,338

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°		Value (U.S. $)

Sovereign BondsΔ (continued)

Peru – 0.09%
Peruvian Government International Bond 144A 5.70% 8/12/24 #	PEN	14,913,000	$5,083,583

			5,083,583

Philippines – 0.09%
Philippine Government International Bond
3.90% 11/26/22	PHP	120,000,000	2,608,696
6.25% 1/14/36	PHP	102,000,000	2,491,871

			5,100,567

Poland – 0.06%
Poland Government Bond
2.242% 7/25/16 ^	PLN	2,788,000	803,439
4.00% 10/25/23	PLN	4,118,000	1,373,406
5.25% 10/25/17	PLN	3,101,000	1,011,406

			3,188,251

Portugal – 0.02%
Portugal Government International Bond 144A 5.125% 10/15/24 #		1,045,000	1,077,286

			1,077,286

Republic of Korea – 0.14%
Korea Treasury Inflation-Linked Bond 1.125% 6/10/23	KRW	8,871,306,540	8,023,350

			8,023,350

Russia – 0.04%
Russian-Eurobond 7.85% 3/10/18	RUB	110,000,000	2,406,222

			2,406,222

Senegal – 0.05%
Senegal Government International Bond 144A 6.25% 7/30/24 #		3,000,000	2,981,160

			2,981,160

Slovenia – 0.06%
Slovenia Government International Bond 144A 5.25% 2/18/24 #		3,330,000	3,602,660

			3,602,660

South Africa – 0.10%
South Africa Government Bond 8.00% 1/31/30	ZAR	44,854,000	3,974,387
South Africa Government International Bond 5.375% 7/24/44		1,777,000	1,842,527

			5,816,914

Sweden – 0.06%
Sweden Government Bond 2.50% 5/12/25	SEK	22,685,000	3,477,524

			3,477,524

United Kingdom – 0.08%
United Kingdom Gilt 1.25% 7/22/18	GBP	1,623,148	2,593,662

		Principal amount°	Value (U.S. $)

Sovereign BondsΔ (continued)

United Kingdom (continued)
United Kingdom Gilt Inflation-Linked 0.125% 3/22/24	GBP	983,815	$1,680,435

			4,274,097

Total Sovereign Bonds (cost $143,392,522)			142,648,172

Supranational Banks – 0.19%

European Bank for Reconstruction & Development 6.00% 3/3/16	INR	260,400,000	4,266,565
Inter-American Development Bank 7.25% 7/17/17	IDR	15,220,000,000	1,254,753
International Bank for Reconstruction & Development
2.898% 9/24/18 —	AUD	4,747,000	4,180,795
4.625% 10/6/21	NZD	1,397,000	1,099,965

Total Supranational Banks (cost $11,099,807)			10,802,078

U.S. Treasury Obligation – 2.00%

U.S. Treasury Bond 3.125% 8/15/44 ¥		113,520,000	114,939,000

Total U.S. Treasury Obligation (cost $112,537,758)			114,939,000

		Number of Shares

Common Stock – 0.00%

Century Communications =†		7,875,000	0

Total Common Stock (cost $238,403)			0

Convertible Preferred Stock – 0.55%

Alcoa 5.375% exercise price $19.39, expiration date 10/1/17		34,550	1,800,055
ArcelorMittal 6.00% exercise price $20.36, expiration date 12/21/15		106,550	2,212,575
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49		1,465	1,666,804
Chesapeake Energy 144A 5.75% exercise price $26.14, expiration date 12/31/49 #		1,633	1,778,949
Dominion Resources 6.125% exercise price $65.21, expiration date 4/1/16		23,556	1,339,865
Dynegy 5.375% exercise price $38.75, expiration date 11/1/17 @		18,850	1,894,425
Exelon 6.50% exercise price $43.75, expiration date 6/1/17		38,450	2,025,546
Halcon Resources 5.75% exercise price $6.16, expiration date 12/31/49		1,803	1,196,065

Schedule of investments

Delaware Diversified Income Fund

	Number of Shares	Value (U.S. $)

Convertible Preferred Stock (continued)

HealthSouth 6.50% exercise price $29.70, expiration date 12/31/49	2,663	$3,742,181
Huntington Bancshares 8.50% exercise price $11.95, expiration date 12/31/49	1,635	2,141,850
Intelsat 5.75% exercise price $22.05, expiration date 5/1/16	66,691	3,430,585
Maiden Holdings 7.25% exercise price $15.39, expiration date 9/15/16	58,850	2,750,061
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49	28,053	2,594,903
Wells Fargo 7.50% exercise price $156.71, expiration date 12/31/49	2,210	2,660,840

Total Convertible Preferred Stock (cost $31,926,695)		31,234,704

Preferred Stock – 0.63%

Alabama Power 5.625%	289,178	7,200,532
Ally Financial 144A 7.00% #	9,820	9,883,830
Integrys Energy Group 6.00% •	205,350	5,363,742
National Retail Properties 5.70%	202,445	4,919,414
Public Storage 5.20%	212,995	4,894,625
Regions Financial 6.375% •	160,200	4,101,120

Total Preferred Stock (cost $35,304,598)		36,363,263

	Principal amount°

Short-Term Investments – 11.88%

Discount Notes – 4.73%≠
Federal Home Loan Bank
0.006% 11/13/14	34,567,472	34,567,334
0.012% 11/19/14	148,707,693	148,706,800
0.018% 11/14/14	88,089,627	88,089,275

		271,363,409

Repurchase Agreements – 5.80%
Bank of America Merrill Lynch
0.06%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $106,055,669 (collateralized by U.S. government obligations 0.00%–2.75% 2/15/19–1/15/26 market value $108,176,242)	106,055,139	106,055,139
Bank of Montreal
0.07%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $17,675,960 (collateralized by U.S. government obligations 0.00%–11.25% 10/31/14–5/15/44 market value $18,029,383)	17,675,857	17,675,857

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements (continued)
BNP Paribas
0.11%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $208,802,918 (collateralized by U.S.government obligations 0.00%–4.375% 8/31/15–11/15/42 market value $212,977,235)	208,801,004	$208,801,004

		332,532,000

U.S. Treasury Obligations – 1.35%≠
U.S. Treasury Bills
0.001% 11/13/14	26,474,856	26,474,830
0.002% 12/26/14	51,326,067	51,325,297

		77,800,127

Total Short-Term Investments (cost $681,692,723)		681,695,536

Total Value of Securities Before Securities Lending Collateral – 108.19% (cost $6,071,045,146)		6,206,662,181

	Number of Shares

Securities Lending Collateral – 2.34%**

Investment Company
Delaware Investments® Collateral Fund No. 1	134,138,153	134,138,153

Total Securities Lending Collateral (cost $134,138,153)		134,138,153

Total Value of Securities – 110.53% (cost $6,205,183,299)		$6,340,800,334■

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Oct. 31, 2014, the aggregate value of Rule 144A securities was $1,293,171,560, which represents 22.54% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

*	Fully or partially on loan.

**	See Note 10 in “Notes to financial statements” for additional information on securities lending collateral.

@	Illiquid security. At Oct. 31, 2014, the aggregate value of illiquid securities was $1,894,425, which represents 0.03% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

¿	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

86% of the income received was in the form of cash and 14% of the income received was in the form of additional par.

Schedule of investments

Delaware Diversified Income Fund

T	100% of the income received was in the form of additional cash.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At Oct. 31, 2014, the aggregate value of fair valued securities was $0, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

■	Includes $128,586,133 of securities loaned.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

†	Non-income-producing security.

•	Variable rate security. The rate shown is the rate as of Oct. 31, 2014. Interest rates reset periodically.

¥	Fully or partially pledged as collateral for futures contracts.

Δ	Securities have been classified by country of origin.

S	Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

«	Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at Oct. 31, 2014.

f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Oct. 31, 2014.

Unfunded Commitments

The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. The following commitment was outstanding at Oct. 31, 2014:

Borrower	Unfunded Amount	Cost	Value	Unrealized Appreciation (Depreciation)
Ziggo	$2,233,915	$2,228,330	$2,179,063	$(49,267)

The following foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at Oct. 31, 2014:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	AUD	(8,232,899)	USD	7,239,435	11/21/14	$5,858
BAML	CAD	(6,275,724)	USD	5,575,602	11/21/14	10,668
BAML	EUR	(2,551,322)	USD	3,238,210	11/21/14	40,718
BAML	JPY	(715,886,976)	USD	6,412,000	11/21/14	35,354
BAML	NZD	(16,312,335)	USD	12,827,368	11/21/14	137,723
BNP	AUD	(9,189,661)	USD	8,073,724	11/21/14	(482)
BNP	NOK	(3,348,000)	USD	505,541	11/21/14	9,584
BNYM	BRL	5,297,338	USD	(2,179,077)	11/3/14	(43,481)
BNYM	BRL	11,960,282	USD	(4,887,732)	11/4/14	(67,487)
DB	MXN	(50,422,763)	USD	3,711,732	11/21/14	(27,761)
HSBC	GBP	(6,740,268)	USD	10,860,661	11/21/14	80,104
JPMC	KRW	(4,604,025,610)	USD	4,371,256	11/21/14	89,856
JPMC	SEK	(25,036,314)	USD	3,411,000	11/21/14	20,721
TD	JPY	(518,797,760)	USD	4,812,493	11/21/14	191,386
UBS	BRL	29,664	USD	(12,128)	11/21/14	(235)
UBS	CLP	(1,815,785,232)	USD	3,095,968	11/21/14	(53,255)

						$429,271

Futures Contracts

	Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(1,606)	U.S. Treasury 5 yr Notes	$(191,734,859)	$(191,804,078)	1/2/15	$(69,219)
370	U.S. Treasury 10 yr Notes	47,122,857	46,752,969	12/22/14	(369,888)
445	U.S. Treasury Long Bond	61,303,072	62,786,719	12/22/14	1,483,647

		$(83,308,930)			$1,044,540

Swap Contracts

CDS Contracts2

Counterparty	Swap Referenced Obligation	Notional Value	Annual Protection Payments	Termination Date	Unrealized Appreciation (Depreciation)
	Protection Purchased:
BCLY	ICE-CDX.NA.HY.23	$28,245,000	5.00%	12/20/19	$(110,753)
BCLY	ICE-CDX.NA.IG.22	1,000,000	1.00%	6/20/19	(2,984)
					$(113,737)

Schedule of investments

Delaware Diversified Income Fund

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional values and foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

Summary of Abbreviations:

AMT – Subject to Alternative Minimum Tax

ARM – Adjustable Rate Mortgage

AUD – Australian Dollar

BAML – Bank of America Merrill Lynch

BCLY – Barclays Bank

BNP – Banque Paribas

BNYM – Bank of New York Mellon

BRL – Brazilian Real

CAD – Canadian Dollar

CDS – Credit Default Swap

CDX.NA – Credit Default Swap Index North America

CLP – Chilean Peso

COP – Colombian Peso

CPI – Consumer Price Index

DB – Deutsche Bank

DIP – Debtor in Possession

EUR – European Monetary Unit

GBP – British Pound Sterling

GNMA – Government National Mortgage Association

GSMPS – Goldman Sachs Reperforming Mortgage Securities

HSBC – Hong Kong Shanghai Bank

HY – High Yield

ICE – IntercontinentalExchange, Inc.

IDR – Indonesian Rupiah

IG – Investment Grade

INR – Indian Rupee

JPMC – JPMorgan Chase Bank

Summary of Abbreviations (continued):

JPY – Japanese Yen

KRW – South Korean Won

MASTR – Mortgage Asset Securitization Transactions, Inc.

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Nuevo Sol

PHP – Philippine Peso

PIK – Pay-in-kind

PLN – Polish Zloty

RASC – Residential Asset Securities Corporation

REMIC – Real Estate Mortgage Investment Conduit

RUB – Russian Ruble

SEK – Swedish Krona

S.F. – Single Family

TBA – To be announced

TD – Toronto Dominion Securities

UBS – Union Bank of Switzerland

USD – United States Dollar

yr – Year

ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities

Delaware Diversified Income Fund	October 31, 2014

Assets:
Investments, at value[1,2]	$5,524,966,645
Short-term investments, at value[3]	681,695,536
Short-term investments held as collateral for loaned securities, at value[4]	134,138,153
Cash	16,599,179
Foreign currencies, at value[5]	3,236,792
Cash collateral due from brokers	2,917,694
Receivable for securities sold	279,963,792
Dividends and interest receivable	49,046,074
Receivable for fund shares sold	13,875,283
Securities lending income receivable	62,001
Unrealized gain on foreign currency exchange contracts	621,972

Total assets	6,707,123,121

Liabilities:
Payable for securities purchased	813,080,489
Obligation to return securities lending collateral	134,138,153
Payable for fund shares redeemed	8,841,724
Distribution payable	5,014,721
Variation margin due to broker on futures contracts	757,473
Swap interest payable	157,501
Investment management fees payable	2,175,662
Other accrued expenses	2,087,626
Distribution fees payable	1,483,485
Other affiliates payable	217,498
Trustees’ fees and expenses payable	13,318
Upfront payments paid on credit default swap contracts	1,893,503
Unrealized loss on foreign currency exchange contracts	192,701
Unrealized loss on credit default swap contracts	113,737
Other liabilities	2,994

Total liabilities	970,170,585

Total Net Assets	$5,736,952,536

Net Assets Consist of:
Paid-in capital	$5,626,494,731
Distributions in excess of net investment income	(7,422,323)
Accumulated net realized loss	(19,162,663)
Net unrealized appreciation of investments, foreign currencies, and derivatives	137,042,791

Total Net Assets	$5,736,952,536

Net Asset Value
Class A:
Net assets	$2,048,202,323
Shares of beneficial interest outstanding, unlimited authorization, no par	225,308,501
Net asset value per share	$9.09
Sales charge	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$9.52

Class C:
Net assets	$1,177,575,033
Shares of beneficial interest outstanding, unlimited authorization, no par	129,548,915
Net asset value per share	$9.09

Class R:
Net assets	$116,839,912
Shares of beneficial interest outstanding, unlimited authorization, no par	12,859,246
Net asset value per share	$9.09

Institutional Class:
Net assets	$2,394,335,268
Shares of beneficial interest outstanding, unlimited authorization, no par	263,186,064
Net asset value per share	$9.10

[1]Investments,at cost	$5,389,352,423
[2]Including securities on loan	128,586,133
[3]Short-term investments, at cost	681,692,723
[4]Short-term investments held as collateral for loaned securities, at cost	134,138,153
[5]Foreign currencies, at cost	1,149,478

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Diversified Income Fund	Year ended October 31, 2014

Investment Income:
Interest	$242,890,520
Dividends	3,682,157
Securities lending income	922,606
Foreign tax withheld	(125,462)

247,369,821

Expenses:
Management fees	26,142,184
Distribution expenses – Class A	6,654,919
Distribution expenses – Class B*	58,321
Distribution expenses – Class C	12,637,857
Distribution expenses – Class R	599,215
Dividend disbursing and transfer agent fees and expenses	7,787,808
Accounting and administration expenses	2,002,601
Reports and statements to shareholders	493,308
Legal fees	376,498
Custodian fees	316,850
Trustees’ fees and expenses	285,448
Registration fees	230,760
Audit and tax	51,847
Other	275,078

57,912,694
Less waived distribution expenses – Class B	(19,301)
Less expense paid indirectly	(3,146)

Total operating expenses	57,890,247

Net Investment Income	$189,479,574

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$98,519,020
Foreign currencies	(16,286,652)
Foreign currency exchange contracts	(470,162)
Futures contracts	7,737,661
Swap contracts	(1,241,974)

Net realized gain	88,257,893

Net change in unrealized appreciation (depreciation) of:
Investments**	12,463,742
Foreign currencies	254,572
Foreign currency exchange contracts	1,255,898
Futures contracts	1,420,453
Swap contracts	(166,019)

Net change in unrealized appreciation (depreciation)	15,228,646

Net Realized and Unrealized Gain	103,486,539

Net Increase in Net Assets Resulting from Operations	$292,966,113

*Effective Sept. 25, 2014, all remaining shares of Class B were converted to Class A shares.

**Includes $2,994 capital gain taxes accrued.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Diversified Income Fund

	Year ended
	10/31/14	10/31/13

Increase (Decrease) in Net Assets from Operations:
Net investment income	$189,479,574	$247,984,321
Net realized gain (loss)	88,257,893	(30,715,964)
Net change in unrealized appreciation (depreciation)	15,228,646	(317,703,648)

Net increase (decrease) in net assets resulting from operations	292,966,113	(100,435,291)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(101,311,286)	(113,401,573)
Class B	(199,020)	(325,601)
Class C	(38,624,229)	(41,424,219)
Class R	(4,252,164)	(3,628,912)
Institutional Class	(71,970,965)	(63,836,683)

Net realized gain:
Class A	—	(44,853,987)
Class B	—	(179,929)
Class C	—	(20,830,889)
Class R	—	(1,508,898)
Institutional Class	—	(22,333,841)

Return of capital:
Class A	—	(37,093,319)
Class B	—	(107,045)
Class C	—	(13,596,818)
Class R	—	(1,187,785)
Institutional Class	—	(20,849,919)

	(216,357,664)	(385,159,418)

Capital Share Transactions:
Proceeds from shares sold:
Class A	409,534,255	889,060,120
Class B	10,560	48,967
Class C	91,850,364	174,308,080
Class R	41,084,040	51,152,003
Institutional Class	1,335,463,575	977,466,627

	Year ended
	10/31/14	10/31/13

Capital Share Transactions (continued):
Net asset value of shares based upon reinvestment of dividends and distributions:
Class A	$99,203,203	$188,583,462
Class B	184,545	564,306
Class C	35,230,749	53,114,891
Class R	4,250,429	6,130,292
Institutional Class	66,560,180	94,270,920

	2,083,371,900	2,434,699,668

Cost of shares redeemed:
Class A	(1,745,741,871)	(2,484,540,885)
Class B	(9,700,498)	(12,268,441)
Class C	(437,984,676)	(875,859,568)
Class R	(54,724,332)	(85,464,560)
Institutional Class	(762,910,784)	(1,445,552,892)

	(3,011,062,161)	(4,903,686,346)

Decrease in net assets derived from capital share transactions	(927,690,261)	(2,468,986,678)

Net Decrease in Net Assets	(851,081,812)	(2,954,581,387)

Net Assets:
Beginning of year	6,588,034,348	9,542,615,735

End of year	$5,736,952,536	$6,588,034,348

Distributions in excess of net investment income	$(7,422,323)	$(13,486,194)

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Diversified Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		Year ended
10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
$8.960	$9.450	$9.330	$9.770	$9.270

0.302	0.278	0.304	0.359	0.444
0.171	(0.350)	0.396	(0.033)	0.598

0.473	(0.072)	0.700	0.326	1.042

(0.343)	(0.248)	(0.346)	(0.399)	(0.474)
—	(0.089)	(0.234)	(0.367)	(0.068)
—	(0.081)	—	—	—

(0.343)	(0.418)	(0.580)	(0.766)	(0.542)

$9.090	$8.960	$9.450	$9.330	$9.770

5.25%	(0.66% )	7.82%	3.64%	11.60%

$2,048,203	$3,244,801	$4,890,056	$4,370,224	$4,423,278
0.90%	0.90%	0.90%	0.92%	0.93%
0.90%	0.95%	0.95%	0.97%	0.98%
3.34%	3.03%	3.26%	3.84%	4.68%
3.34%	2.98%	3.21%	3.79%	4.63%
189%	238%	238%	237%	232%

Financial highlights
Delaware Diversified Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes, which are an integral part of the financial statements.

		Year ended
10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
$8.960	$9.450	$9.330	$9.760	$9.270

0.234	0.209	0.234	0.289	0.373
0.172	(0.349)	0.397	(0.023)	0.588

0.406	(0.140)	0.631	0.266	0.961

(0.276)	(0.197)	(0.277)	(0.329)	(0.403)
—	(0.089)	(0.234)	(0.367)	(0.068)
—	(0.064)	—	—	—

(0.276)	(0.350)	(0.511)	(0.696)	(0.471)

$9.090	$8.960	$9.450	$9.330	$9.760

4.59%	(1.51% )	7.01%	2.98%	10.65%

$1,177,575	$1,471,553	$2,230,985	$2,012,603	$2,097,340
1.65%	1.65%	1.65%	1.67%	1.68%
2.59%	2.28%	2.51%	3.09%	3.93%
189%	238%	238%	237%	232%

Financial highlights
Delaware Diversified Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		Year ended
10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
$8.960	$9.450	$9.330	$9.760	$9.270

0.279	0.255	0.280	0.336	0.420
0.171	(0.350)	0.397	(0.023)	0.589

0.450	(0.095)	0.677	0.313	1.009

(0.320)	(0.231)	(0.323)	(0.376)	(0.451)
—	(0.089)	(0.234)	(0.367)	(0.068)
—	(0.075)	—	—	—

(0.320)	(0.395)	(0.557)	(0.743)	(0.519)

$9.090	$8.960	$9.450	$9.330	$9.760

5.11%	(1.02% )	7.55%	3.49%	11.33%

$116,840	$124,586	$160,695	$146,620	$172,642
1.15%	1.15%	1.15%	1.17%	1.18%

1.15%	1.24%	1.25%	1.27%	1.28%
3.09%	2.78%	3.01%	3.59%	4.43%

3.09%	2.69%	2.91%	3.49%	4.33%
189%	238%	238%	237%	232%

Financial highlights
Delaware Diversified Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

		Year ended
10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
$8.970	$9.460	$9.340	$9.770	$9.280

0.325	0.301	0.327	0.383	0.470
0.171	(0.350)	0.397	(0.023)	0.586

0.496	(0.049)	0.724	0.360	1.056

(0.366)	(0.265)	(0.370)	(0.423)	(0.498)
—	(0.089)	(0.234)	(0.367)	(0.068)
—	(0.087)	—	—	—

(0.366)	(0.441)	(0.604)	(0.790)	(0.566)

$9.100	$8.970	$9.460	$9.340	$9.770

5.63%	(0.52% )	8.08%	4.01%	11.76%

$2,394,335	$1,737,652	$2,238,906	$1,620,249	$1,242,001
0.65%	0.65%	0.65%	0.67%	0.68%
3.59%	3.28%	3.51%	4.09%	4.93%
189%	238%	238%	237%	232%

Notes to financial statements
Delaware Diversified Income Fund	October 31, 2014

Delaware Group® Adviser Funds (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Diversified Income Fund, Delaware Global Real Estate Opportunities Fund, and Delaware U.S. Growth Fund. These financial statements and related notes pertain to Delaware Diversified Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Effective Sept. 25, 2014, all remaining shares of Class B were converted to Class A shares. Prior to Sept. 25, 2014, Class B shares could be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4.00% to zero depending upon the period of time the shares were held. Class B shares automatically converted to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek maximum long-term total return, consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Open-end investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Oct. 31, 2011–Oct. 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries it invests in that may date back to the inception of the Fund.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Oct. 31, 2014.

Notes to financial statements

Delaware Diversified Income Fund

1. Significant Accounting Policies (continued)

To Be Announced Trades (TBA) – The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or deliver securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes and reclaims on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund may pay foreign capital gain taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays dividends from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended Oct. 31, 2014.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Oct. 31, 2014, the Fund earned $3,146 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of the average daily net assets of the Fund; 0.50% on the next $500 million; 0.45% on the next $1.5 billion; and 0.425% on average daily net assets in excess $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% on the first $30 billion; 0.0045% on the next $10 billion; 0.0040% on the next $10 billion; and 0.0025% on aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Oct. 31, 2014, the Fund was charged $279,807 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% on the first $20 billion; 0.020% on the next $5 billion; 0.015% on the next $5 billion; and 0.013% on average daily net assets in excess of $30 billion. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Oct. 31, 2014, the amount charged by DSC was $1,264,686. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are passed on to and paid directly by the Fund.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and Class C shares, and 0.50% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and

Notes to financial statements

Delaware Diversified Income Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

service fee. DDLP had contracted to waive distribution and service fee in order to limit distribution and service fee of Class B shares to 0.25% of the average daily net assets.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliated that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Oct. 31, 2014, the Fund was charged $165,971 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Oct. 31, 2014, DDLP earned $71,923 for commissions on sales of the Fund’s Class A shares. For the year ended Oct. 31, 2014, DDLP received gross CDSC commissions of $3,983 and $7,348 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended Oct. 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$8,916,802,629
Purchases of U.S. government securities	1,933,036,071
Sales other than U.S. government securities	10,034,798,810
Sales of U.S. government securities	1,871,858,964

At Oct. 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of investments	$6,242,331,531

Aggregate unrealized appreciation	$185,207,225
Aggregate unrealized depreciation	(86,738,422)

Net unrealized appreciation	$98,468,803

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Notes to financial statements

Delaware Diversified Income Fund

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Oct. 31, 2014:

	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage- Backed Securities[1]	$—	$1,532,334,197	$5,648,246	$1,537,982,443
Corporate Debt	—	3,109,545,034	—	3,109,545,034
Municipal Bonds	—	25,081,912	—	25,081,912
Foreign Debt	—	168,177,270	—	168,177,270
Senior Secured Loans[1]	—	485,348,719	16,294,300	501,643,019
U.S. Treasury Obligations	—	114,939,000	—	114,939,000
Convertible Preferred Stock[1]	18,043,227	13,191,477	—	31,234,704
Preferred Stock[1]	26,479,433	9,883,830	—	36,363,263
Short-Term Investments	—	681,695,536	—	681,695,536
Securities Lending Collateral	—	134,138,153	—	134,138,153

Total	$44,522,660	$6,274,335,128	$21,942,546	$6,340,800,334

Foreign Currency Exchange Contracts	$—	$429,271	$—	$429,271
Futures Contracts	1,044,540	—	—	1,044,540
Swap Contracts	—	(113,737)	—	(113,737)

The securities that have been deemed worthless on the “Schedule of investments” are considered to be Level 3 investments in this table.

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable input or matrix-price investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total value of these security types:

	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage- Backed Securities	—	99.63%	0.37%	100.00%
Senior Secured Loans	—	96.75%	3.25%	100.00%
Convertible Preferred Stock	57.77%	42.23%	—	100.00%
Preferred Stock	72.82%	27.18%	—	100.00%

During the year ended Oct. 31, 2014, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Oct. 31, 2014 and 2013 was as follows:

	Year ended
	10/31/14	10/31/13
Ordinary income	$199,259,224	$275,299,727
Long-term capital gains	17,098,440	37,024,805
Return of capital	—	72,834,886

Total	$216,357,664	$385,159,418

5. Components of Net Assets on a Tax Basis

As of Oct. 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$5,626,494,731
Undistributed long-term capital gains	19,690,758
Distributions payable	(5,014,722)
Other temporary differences	(2,739,747)
Unrealized appreciation	98,521,516

Net assets	$5,736,952,536

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of foreign currency exchange contracts, mark-to-market of futures contracts, tax deferral of losses on straddles, tax treatment of CDS contracts, tax treatment of contingent payment on debt instruments, and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, dividends and distributions, tax treatment of contingent payments on debt instruments, market discount and premium on certain debt instruments, CDS contracts, and tax treatment of paydown gains (losses) of asset-and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended Oct. 31, 2014, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$32,941,961
Accumulated net realized gain	(32,941,961)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on Dec. 22, 2010. The Act makes changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

For federal income tax purposes, $35,118,418 of capital loss carryforwards from prior years was utilized in the year ended Oct. 31, 2014.

Notes to financial statements

Delaware Diversified Income Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	10/31/14	10/31/13
Shares sold:
Class A	45,331,754	96,364,829
Class B	1,174	5,288
Class C	10,145,095	18,780,252
Class R	4,543,927	5,561,330
Institutional Class	146,809,977	105,812,619

Shares issued upon reinvestment of dividends and distributions:
Class A	10,982,199	20,512,652
Class B	20,489	61,303
Class C	3,899,038	5,787,536
Class R	470,459	667,773
Institutional Class	7,350,511	10,266,953

	229,554,623	263,820,535

Shares redeemed:
Class A	(192,953,742)	(272,143,771)
Class B	(1,076,611)	(1,339,486)
Class C	(48,662,025)	(96,397,088)
Class R	(6,059,471)	(9,329,920)
Institutional Class	(84,668,441)	(159,031,102)

	(333,420,290)	(538,241,367)

Net decrease	(103,865,667)	(274,420,832)

For the years ended Oct. 31, 2014 and 2013, 152,636 Class B shares were converted to 152,495 Class A shares valued at $1,378,560, and 162,021 Class B shares were converted to 161,950 Class A shares valued at $1,492,498, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the “Statements of changes in net assets.”

Certain shareholders of one class shares may exchange their shares for another class shares. For the year ended Oct. 31, 2014, 219,614 Class A shares were exchanged to 219,730 Institutional Class shares valued at $1,993,533; 91,553 Class C shares were exchanged to 91,598 Class A shares valued at $836,146; 25,720 Class C shares were exchanged to 25,717 Institutional Class shares valued at $233,854; and 1,138 Institutional Class shares were exchanged to 1,140 Class A shares valued at $10,355. These exchange transactions are included as subscriptions and redemptions in the table on the previous page and the “Statements of changes in net assets.”

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 12, 2013.

On Nov. 12, 2013, the Fund, along with the other Participants, entered into an amendment to the agreement for a $225,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expired on Nov. 10, 2014.

The Fund had no amounts outstanding as of Oct. 31, 2014 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. At Oct. 31, 2014, the Fund received $304,000 in securities collateral for certain open foreign currency exchange contracts.

Notes to financial statements

Delaware Diversified Income Fund

8. Derivatives (continued)

During the year ended Oct. 31, 2014, the Fund used foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in interest rates, or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended Oct. 31, 2014, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts — During the year ended Oct. 31, 2014, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

During the year ended Oct. 31, 2014, the Fund used purchased option contracts to manage the Fund’s exposure to changes in security prices caused by interest rates or market conditions. There were no transactions in options written during the year ended Oct. 31, 2014.

Swap Contracts — The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC. (S&P) or Baa3 by Moody’s Investors Service Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Oct. 31, 2014, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin is posted to central counterparties for CDS basket trades as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty or (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended Oct. 31, 2014, the Fund used CDS contracts to hedge against a credit event.

Notes to financial statements

Delaware Diversified Income Fund

8. Derivatives (continued)

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts that would be shown on the “Schedule of investments.”

At Oct. 31, 2014, for centrally cleared swap contracts, the Fund posted $2,917,694 in cash collateral, which is presented as “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

Fair values of derivative instruments as of Oct. 31, 2014 were as follows:

	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities			Statement of Assets and Liabilities
	Location	Fair Value		Location	Fair Value
	Unrealized gain			Unrealized loss
	of foreign			of foreign
Forward currency exchange contracts (Foreign currency exchange contracts)	currency exchange contracts	$621,972		currency exchange contracts	$(192,701)
	Variation			Variation
	margin			margin
	payable on			payable on
Interest rate contracts (Futures contracts)	futures contracts	1,483,647	*	futures contracts	(439,107)*
	Unrealized loss			Unrealized loss
	on credit			on credit
Credit contracts (Swap contracts)	default swap contracts	—		default swap contracts	(113,737)

Total		$2,105,619			$(745,545)

*Includes cumulative appreciation/(depreciation) of futures contracts from the date the contracts are opened through Oct. 31, 2014. Only current day variation margin is reported on the “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended Oct. 31, 2014 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Forward currency exchange contracts	$(470,162)	$—	$—	$(470,162)
Interest rate contracts	—	7,737,661	—	7,737,661
Credit contracts	—	—	(1,241,974)	(1,241,974)

Total	$(470,162)	$7,737,661	$(1,241,974)	$6,025,525

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Forward currency exchange contracts	$1,255,898	$—	$—	$1,255,898
Interest rate contracts	—	1,420,453	—	1,420,453
Credit contracts	—	—	(166,019)	(166,019)

Total	$1,255,898	$1,420,453	$(166,019)	$2,510,332

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Oct. 31, 2014.

	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	47,359,242	USD	108,838,457
Futures contracts (average notional value)		246,009,188		356,395,927
Options contracts (average notional value)		29,960		—
CDS contracts (average notional value)*	EUR	612,569		—
	USD	19,017,562		—

*Long represents buying protection and short represents selling protection.

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statements of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after

Notes to financial statements

Delaware Diversified Income Fund

9. Offsetting (continued)

Jan. 1, 2013, and interim periods within those fiscal years. The Fund adopted the disclosure provisions on offsetting during the current reporting period.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Oct. 31, 2014, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$230,321	$—	$230,321
Barclays Bank	—	(113,737)	(113,737)
BNP Paribas	9,584	(482)	9,102
BNY Mellon	—	(110,968)	(110,968)
Deutsche Bank	—	(27,761)	(27,761)
Hong Kong Shanghai Bank	80,104	—	80,104
JPMorgan Chase Bank	110,577	—	110,577
Toronto Dominion Bank	191,386	—	191,386
Union Bank of Switzerland	—	(53,490)	(53,490)

Total	$621,972	$(306,438)	$315,534

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non- Cash Collateral Pledged	Cash Collateral Pledged	Net Amount(a)
Bank of America Merrill Lynch	$230,321	$—	$—	$—	$—	$230,321
Barclays Bank	(113,737)	—	—	—	—	(113,737)
BNP Paribas	9,102	(9,102)	—	—	—	—
BNY Mellon	(110,968)	—	—	—	—	(110,968)
Deutsche Bank	(27,761)	—	—	—	—	(27,761)
Hong Kong Shanghai Bank	80,104	(80,104)	—	—	—	—
JPMorgan Chase Bank	110,577	—	—	—	—	110,577
Toronto Dominion Bank	191,386	—	—	—	—	191,386
Union Bank of Switzerland	(53,490)	—	—	—	—	(53,490)

Total	$315,534	$(89,206)	$—	$—	$—	$226,328

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Amount(a)
Bank of America Merrill Lynch	$106,055,139	$(106,055,139)	$—	$—
Bank of Montreal	17,675,857	(17,675,857)	—	—
BNP Paribas	208,801,004	(208,801,004)	—	—

Total	$332,532,000	$(332,532,000)	$—	$—

(a)Net amount represents the receivable/(payable) that would be due from/(to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce

Notes to financial statements

Delaware Diversified Income Fund

10. Securities Lending (continued)

the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in a Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At Oct. 31, 2014, the value of securities on loan was $128,586,133, and the value of invested collateral was $134,138,153, for which cash collateral was received and invested in accordance with the Lending Agreement. These investments are presented on the “Schedule of investments” under the caption “Securities Lending Collateral.”

11. Credit and Market Risk

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions,

including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in bank loans and other securities that may subject them to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can

Notes to financial statements

Delaware Diversified Income Fund

11. Credit and Market Risk (continued)

be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

14. Subsequent Events

Effective Nov. 1, 2014, Delaware Investments® Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. Also effective Nov. 1, 2014, DIFSC is the transfer agent and dividend disbursing agent of the Fund.

On Nov. 10, 2014, the Fund, along with the other Participants, entered into an agreement for a $275,000,000 revolving line of credit to be used as described in Note 7 and to be operated in substantially the same manner as the agreement described in Note 7. The line of credit under the agreement expires on Nov. 9, 2015.

Management has determined that no other material events or transactions occurred subsequent to Oct. 31, 2014 that would require recognition or disclosure in the Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Adviser Funds

and the Shareholders of Delaware Diversified Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Diversified Income Fund (one of the series constituting Delaware Group Adviser Funds, hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 17, 2014

Other Fund information (Unaudited)

Delaware Diversified Income Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Oct. 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	7.90%
(B) Ordinary Income Distributions (Tax Basis)*	92.10%
Total Distributions.	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

For the fiscal year ended Oct. 31, 2014, certain interest income paid by the Fund, determined to be Qualified Interest Income may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004, and as extended by Tax Relief Unemployment Insurance Reauthorization and Job Creations Act of 2010, and the American Taxpayer Relief Act of 2012. For the fiscal year ended Oct. 31, 2014, the Fund has reported maximum distributions of Qualified Interest Income of $206,953,613.

Board consideration of Delaware Diversified Income Fund investment advisory agreement

At a meeting held on Aug. 19–21, 2014 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreement for Delaware Diversified Income Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2014 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

Other Fund information (Unaudited)

Delaware Diversified Income Fund

Board consideration of Delaware Diversified Income Fund investment advisory agreement (continued)

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment manager and the emphasis placed on research in the investment process. The Board recognized DMC’s recent receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board noted that, in the third and fourth quarters of 2013, Management reduced the maximum 12b-1 fee for certain funds; and in November 2013 Management negotiated a substantial reduction in fees for fund accounting services provided to the Funds. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods, to the extent applicable, ended March 31, 2014. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional multi-sector income funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one- and five-year periods was in the fourth quartile of its Performance Universe. The report further showed that the Fund’s total return for the three-and ten-year periods was in the third quartile and second quartile, respectively. The Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the investment policy changes implemented in late 2012. The Board also considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investment Committee. The Board was satisfied that Management was taking action to improve the Fund’s performance and to meet the Board’s performance objective.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. The Board also noted that the Fund’s assets exceeded the final breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

Board of trustees/directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustees
Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006

President and Chief Executive Officer since August 1, 2006
Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001
Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Trustee	Since April 1990

1 Patrick P.Coyne is considered to be an “Interested Trustee“ because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	65	Director and Audit Committee Member Kaydon Corp.
		Board of Governors Member Investment Company Institute (ICI)

Private Investor (March 2004–Present)	65	Director Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	65	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc.
President Drexel University (August 2010–Present)	65	Director — Hershey Trust Company
President Franklin & Marshall College (July 2002–July 2010)		Director, Audit Committee, and Governance Committee Member Community Health Systems
Managing Director AKA Strategy (Strategic Consulting) (1990–Present)	65	None

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor (2004–Present)	65	None
Chief Executive Officer — Banco Itaú Europa International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	65	Trust Manager and Audit Committee Member — Camden Property Trust
Vice Chairman (2010–April 2013) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	65	Director — HSBC Finance Corporation and HSBC North America Holdings Inc.

Board of trustees/directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice President and Treasurer	65	Director, Audit and
(January 2006–July 2012)		Compliance Committee Chair,
Vice President — Mergers &		Investment Committee
Acquisitions		Member, and Governance
(January 2003–January 2006),		Committee Member
and		Okabena Company
Vice President and Treasurer
(July 1995–January 2003)		Chair — 3M
3M Corporation		Investment Management
Company
(2005–2012)
Founder	65	Director and Compensation
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director — P/E Investments
Founder
P/E Investments
(Hedge Fund)
(September 1996–Present)

Board of trustees/directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	Deputy General	Deputy General Counsel
Philadelphia, PA 19103	Counsel, and Secretary	since May 2013;
December 1963		Vice President, Deputy
General Counsel
September 2000 –
May 2013; Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972
David P. O’Connor	Executive Vice President,	Executive Vice President
2005 Market Street	General Counsel	since February 2012;
Philadelphia, PA 19103	and Chief Legal Officer	Senior Vice President
February 1966		October 2005 –
February 2012;
General Counsel and
Chief Legal Officer
since October 2005
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

David F. Connor has served as Deputy General Counsel of Delaware Investments since 2000.	65	None[3]
Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	65	None[3]
David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	65	None[3]
Richard Salus has served in various executive capacities at different times at Delaware Investments.	65	None[3]

[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

Board of trustees
Patrick P. Coyne	Joseph W. Chow	Lucinda S. Landreth	Thomas K. Whitford
Chairman, President, and	Former Executive Vice	Former Chief Investment	Former Vice Chairman
Chief Executive Officer	President	Officer	PNC Financial Services Group
Delaware Investments ®	State Street Corporation	Assurant, Inc.	Pittsburgh, PA
Family of Funds	Brookline, MA	Philadelphia, PA
Philadelphia, PA			Janet L. Yeomans
	John A. Fry	Frances A.	Former Vice President and
Thomas L. Bennett	President	Sevilla-Sacasa	Treasurer
Private Investor	Drexel University	Chief Executive Officer	3M Corporation
Rosemont, PA	Philadelphia, PA	Banco Itaú	St. Paul, MN
		International Miami, FL	J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

David F. Connor	Daniel V. Geatens	David P. O’Connor	Richard Salus
Senior Vice President,	Vice President and	Executive Vice President,	Senior Vice President and
Deputy General Counsel,	Treasurer	General Counsel,	Chief Financial Officer
and Secretary	Delaware Investments	and Chief Legal Officer	Delaware Investments
Delaware Investments	Family of Funds	Delaware Investments	Family of Funds
Family of Funds	Philadelphia, PA	Family of Funds	Philadelphia, PA
Philadelphia, PA		Philadelphia, PA

This annual report is for the information of Delaware Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

Annual report

U.S. growth equity mutual fund

Delaware U.S. Growth Fund

October 31, 2014

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware U.S. Growth Fund at delawareinvestments.com.

Manage your investments online

—	24-hour access to your account information
—	Obtain share prices
—	Check your account balance and recent transactions
—	Request statements or literature
—	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware U.S. Growth Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Oct. 31, 2014, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2014 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware U.S. Growth Fund	November 11, 2014

Performance preview (for the year ended October 31, 2014)

Delaware U.S. Growth Fund (Class A shares)	1-year return	+16.80%

Russell 1000® Growth Index (benchmark)	1-year return	+17.11%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware U.S. Growth Fund, please see the table on page 4.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Jackson Square Partners, LLC (JSP) is the sub-advisor to the Fund. As sub-advisor, JSP is responsible for day-to-day management of the Fund’s assets. Although JSP serves as sub-advisor, the investment manager, Delaware Management Company, a series of Delaware Management Business Trust, has ultimate responsibility for all investment advisory services with JSP.

Despite several economic hurdles, U.S. stocks posted strong gains for the fiscal year ended Oct. 31, 2014. The S&P 500® Index gained a solid 17.27% during the period, recovering handily from several severe market dips, most notably in early February and mid-October 2014. Large-cap equities performed particularly well during the period, as indicated by the 16.78% gain in the Russell 1000® Index. (Source: FactSet.)

Early in the fiscal year, the U.S. Federal Reserve, under the leadership of newly appointed Chairwoman Janet Yellen, announced it would begin reducing its $85-billion-per-month quantitative-easing (QE3) strategy, with the goal of ending it by late 2014. The Fed reduced its purchase of U.S. Treasurys by $10 billion on several occasions and eventually completed its purchase program in late October. The Fed indicated, however, that it would revisit the bond buyback strategy if the economy were to worsen.

Short-term interest rates were held at near zero at the end of the fiscal year. The Fed indicated rates would remain at that level for a “considerable time” though it later qualified its intentions: rate hikes could come sooner if the job market improves faster than expected or if inflation rises. Likewise, the first rate hike could be delayed if inflation or the job market slows. It’s generally expected that increases may begin sometime in mid-2015.

Economic growth gained momentum during the last six months of the Fund’s fiscal year after a series of severe storms limited consumer spending and housing activity for much of the winter. Consumer confidence rose during this period as job openings expanded somewhat and unemployment claims dropped. Consumer spending, capital purchases, and spending by local governments all added to gross domestic product, which grew 4.6% in the second quarter of 2014 and then another (unrevised) 3.5% in the third quarter (source: U.S. Commerce Department).

Outside the United States, market conditions remained volatile for much of the fiscal year as evidenced by the MSCI EAFE Index decline of 0.60%. The tension between Russia and Ukraine, conflicts in the Middle East, and concerns about the Islamic State of Iraq and Syria (ISIS) increased anxiety for investors throughout the world. Furthermore, economic growth has been stagnant within the European Union for the past several years. Despite concerns about the future viability of the euro zone’s single-currency bloc, the European Central Bank (ECB) has vowed to do

1

Portfolio management review

Delaware U.S. Growth Fund

“whatever it takes” to ensure its success. As the Fed wrapped up its asset buyback program, the ECB embarked upon one of its own. Meanwhile, weakness in Europe has affected global commodity prices. The cost of crude oil dropped precipitously in October 2014 and reached a four-year low just after the end of the fiscal year.

Fund performance

For the fiscal year ended Oct. 31, 2014, Delaware U.S. Growth Fund (Class A shares) returned +16.80% at net asset value and +10.08% at maximum offer price (both figures reflect all distributions reinvested). During the same period, the Fund’s benchmark, the Russell 1000 Growth Index, returned +17.11%. For complete, annualized performance of Delaware U.S. Growth Fund, please see the table on page 4.

Allergan was a strong contributor to performance during the period. The stock experienced a strong rise in price following an acquisition offer from Canada-based Valeant Pharmaceuticals International. While Allergan rejected the acquisition offer, Valeant continued to aggressively pursue an acquisition of Allergan. We continue to hold the company’s stock in the Fund’s portfolio — our internal discussions are focused on what we believe to be fair value for Allergan under several different scenarios. While much attention has been focused on the potential acquisition, we continue to believe the company operates at a high level driven both by its core ophthalmology franchise and the growing use of Botox in both cosmetic and other medical indications.

Celgene contributed to performance during the period as the company experienced several positive events throughout the year. The company made significant progress toward regulatory approval for expanded use of one of its drugs within the United Kingdom. It also achieved positive clinical advancements for a new drug to treat Crohn’s disease. Overall, Celgene continues to be a leader in the treatment of blood cancers with a growing pipeline of breast, lung, and pancreatic cancer treatments. We believe the company appears poised to continue to benefit from large growth prospects driven by additional indications for its drugs, by increased use of existing drugs, and by international growth opportunities.

Adobe Systems likewise contributed to performance during the period. The company continued to show significant progress in transitioning from a “seat license” software model to a “subscription” model that is likely leading to a more consistent, stable revenue stream with more recurring revenues. While the transition has led to more attractive financial metrics, it has also resulted in the company trading at a higher valuation that is more in line with comparable subscription and cloud-based software companies.

Apple was a detractor from performance during the period due to the Fund’s lack of significant exposure to this strong-performing company. We sold the company due to growing concerns related to its future growth trajectory, margin compression, and product innovation, among others. We still believe Apple is not merely a hardware company, but rather a platform solution where customers tend to be sticky and buy into the “halo” effect of the Apple ecosystem. Therefore, we believe that the sustainability of Apple’s franchise should be stronger for a longer period of time, and that the company deserves a higher valuation than the typical technology hardware company. However, as the risk-reward profile of this company had changed, we no longer felt the stock was as attractive relative to the Fund’s other holdings in the portfolio and therefore decided to exit the position.

Syngenta detracted from performance during the period. Investors have shown increasing concern about future product development, margin

2

compression, lack of progress in cost savings, industry lawsuits, and certain regulatory issues – most notably in China. We continue to believe that companies like Syngenta are likely to benefit from the growing secular demand for their services, which can help increase crop yield and overall food quality. However, given Syngenta’s higher risk-reward trade-off as well as current headwinds that we believe are unlikely to subside in the near-to-intermediate term, we decided to exit the Fund’s position during the period and allocate to what we view as more attractive opportunities.

eBay likewise detracted from performance during the period. The stock experienced some volatility as investors’ enthusiasm for eBay’s PayPal business, which will be spun out in early 2015, was offset by concern over slowing growth in the eBay Marketplace and potential weakness in the overall retail environment. We continue to hold the stock in the Fund as we believe some of the additional value of the PayPal business embedded within eBay may be unlocked as the company splits into two separate businesses. We also believe there is upside potential to eBay’s core e-commerce business.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

3

Performance summary
Delaware U.S. Growth Fund	October 31, 2014

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through October 31, 2014
	1 year	5 years	10 years
Class A (Est. Dec. 3, 1993)
Excluding sales charge	+16.80%	+18.25%	+9.22%
Including sales charge	+10.08%	+16.85%	+8.58%
Class C (Est. May 23, 1994)
Excluding sales charge	+15.89%	+17.36%	+8.42%
Including sales charge	+14.89%	+17.36%	+8.42%
Class R (Est. June 2, 2003)
Excluding sales charge	+16.47%	+17.94%	+8.95%
Including sales charge	+16.47%	+17.94%	+8.95%
Institutional Class (Est. Feb. 3, 1994)
Excluding sales charge	+17.04%	+18.53%	+9.50%
Including sales charge	+17.04%	+18.53%	+9.50%
Russell 1000 Growth Index	+17.11%	+17.43%	+9.05%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

4

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively nonroutine expenses)) from exceeding 0.85% of the Fund’s average daily net assets during the period from Nov. 1, 2013, through Oct. 31, 2014.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	1.09%	1.84%	1.34%	0.84%
(without fee waivers)
Net expenses	1.09%	1.84%	1.34%	0.84%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual

*The contractual waiver period is from Feb. 28, 2013, through Feb. 27, 2015.

5

Performance summary

Delaware U.S. Growth Fund

Performance of a $10,000 Investment1

Average annual total returns from Oct. 31, 2004, through Oct. 31, 2014

For the period beginning Oct. 31, 2004 through Oct. 31, 2014	Starting value	Ending value
Russell 1000 Growth Index	$10,000	$23,791
Delaware U.S. Growth Fund — Class A shares	$9,425	$22,768

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Oct. 31, 2004, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Russell 1000 Growth Index as of Oct. 31, 2004. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The Russell 1000 Index, mentioned on page 1, measures the performance of the large-cap segment of the U.S. equity universe.

The MSCI EAFE Index, mentioned on page 1, measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

6

	Nasdaq symbols	CUSIPs
Class A	DUGAX	245917505
Class C	DEUCX	245917703
Class R	DEURX	245917711
Institutional Class	DEUIX	245917802

7

Disclosure of Fund expenses

For the six-month period from May 1, 2014 to October 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2014 to Oct. 31, 2014.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware U.S. Growth Fund

Expense analysis of an investment of $1,000

Beginning Account Value 5/1/14		Ending Account Value 10/31/14	Annualized Expense Ratio	Expenses Paid During Period 5/1/14 to 10/31/14*

Actual Fund return†
Class A	$1,000.00	$1,096.60	1.06%	$5.60
Class C	1,000.00	1,092.30	1.81%	9.55
Class R	1,000.00	1,095.20	1.31%	6.92
Institutional Class	1,000.00	1,097.90	0.81%	4.28

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.86	1.06%	$5.40
Class C	1,000.00	1,016.08	1.81%	9.20
Class R	1,000.00	1,018.60	1.31%	6.67
Institutional Class	1,000.00	1,021.12	0.81%	4.13

* “Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

† Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

9

Security type / sector allocations and top 10 equity holdings
Delaware U.S. Growth Fund	As of October 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stock²	98.73%
Consumer Discretionary	24.06%
Consumer Staples	4.27%
Energy	9.59%
Financial Services	17.10%
Healthcare	16.59%
Technology	27.12%
Short-Term Investments	0.69%
Total Value of Securities	99.42%
Receivables and Other Assets Net of Liabilities	0.58%
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the 1940 Act) such as internet, semiconductors, and software. As of Oct. 31, 2014 such amounts, as percentage of total net assets, were 11.15% 4.81%, and 11.16% respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the “Technology sector” for financial reporting purposes may exceed 25%.

10

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Celgene	6.47%
Microsoft	5.72%
Allergan	5.50%
Visa Class A	5.18%
QUALCOMM	4.81%
MasterCard Class A	4.75%
eBay	4.50%
Crown Castle International	4.35%
EOG Resources	4.29%
Walgreen	4.27%

11

Schedule of investments
Delaware U.S. Growth Fund	October 31, 2014

	Number of shares	Value (U.S. $)

Common Stock – 98.73%²

Consumer Discretionary – 24.06%
Discovery Communications Class A †	825,480	$29,180,718
Discovery Communications Class C †	2,508,833	87,784,067
eBay †	2,956,469	155,214,623
L Brands	1,854,310	133,732,837
Liberty Interactive Class A †	4,690,310	122,604,703
Liberty Ventures Class A †	656,108	23,029,391
NIKE Class B	939,359	87,332,206
Priceline Group †	118,184	142,554,723
Sally Beauty Holdings †	1,680,120	49,244,317

		830,677,585

Consumer Staples – 4.27%
Walgreen	2,293,871	147,312,396

		147,312,396

Energy – 9.59%
EOG Resources	1,559,628	148,242,641
Kinder Morgan	1,808,734	69,998,006
Williams	2,035,026	112,964,293

		331,204,940

Financial Services – 17.10%
Crown Castle International	1,923,540	150,266,945
IntercontinentalExchange	465,602	96,980,241
MasterCard Class A	1,958,501	164,024,459
Visa Class A	740,756	178,840,721

		590,112,366

Healthcare – 16.59%
Allergan	999,593	189,982,646
Celgene †	2,085,480	223,334,053
Novo Nordisk ADR	2,059,435	93,045,273
Perrigo	410,253	66,235,347

		572,597,319

Technology – 27.12%
Adobe Systems †	1,198,219	84,019,116
Baidu ADR †	422,733	100,935,958
Equinix	507,938	106,108,248
Google Class A †	127,254	72,263,729
Google Class C †	128,602	71,898,806
Intuit	1,178,679	103,735,539
Microsoft	4,206,782	197,508,415

12

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Technology (continued)
QUALCOMM	2,114,783	$166,031,613
Yelp †	560,031	33,601,860

		936,103,284

Total Common Stock (cost $2,563,568,948)		3,408,007,890

	Principal amount°

Short-Term Investments – 0.69%

Discount Note – 0.60%≠
Federal Home Loan Bank 0.041% 11/19/14	20,638,376	20,638,252

		20,638,252

U.S. Treasury Obligation – 0.09%≠
U.S. Treasury Bill 0.005% 12/26/14	3,221,965	3,221,916

		3,221,916

Total Short-Term Investments (cost $23,859,880)		23,860,168

Total Value of Securities – 99.42% (cost $2,587,428,828)		$3,431,868,058

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

†	Non-income-producing security.

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

13

Statement of assets and liabilities

Delaware U.S. Growth Fund	October 31, 2014

Assets:
Investments, at value[1]	$3,408,007,890
Short-term investments, at value[2]	23,860,168
Receivable for fund shares sold	27,750,197
Dividends and interest receivable	5,107,639

Total assets	3,464,725,894

Liabilities:
Cash overdraft	568,949
Payable for securities purchased	6,149,815
Payable for fund shares redeemed	2,933,499
Investment management fees payable	1,535,331
Other accrued expenses	1,278,081
Distribution fees payable	153,579
Other affiliates payable	115,333
Trustees’ fees and expenses payable	7,571

Total liabilities	12,742,158

Total Net Assets	$3,451,983,736

Net Assets Consist of:
Paid-in capital	$2,509,261,262
Undistributed net investment income	12,286,316
Accumulated net realized gain on investments	85,996,928
Net unrealized appreciation of investments	844,439,230

Total Net Assets	$3,451,983,736

14

Net Asset Value
Class A:
Net assets	$351,387,985
Shares of beneficial interest outstanding, unlimited authorization, no par	13,694,620
Net asset value per share	$25.66
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$27.23

Class C:
Net assets	$90,103,591
Shares of beneficial interest outstanding, unlimited authorization, no par	3,823,814
Net asset value per share	$23.56

Class R:
Net assets	$27,052,657
Shares of beneficial interest outstanding, unlimited authorization, no par	1,083,844
Net asset value per share	$24.96

Institutional Class:
Net assets	$2,983,439,503
Shares of beneficial interest outstanding, unlimited authorization, no par	109,438,881
Net asset value per share	$27.26

[1]Investments, at cost	$2,563,568,948
[2]Short-term investments, at cost	23,859,880

See accompanying notes, which are an integral part of the financial statements.

15

Statement of operations

Delaware U.S. Growth Fund	Year ended October 31, 2014

Investment Income:
Dividends	$40,264,357
Interest	28,739
Foreign tax withheld	(471,146)

39,821,950

Expenses:
Management fees	17,094,562
Distribution expenses – Class A	900,735
Distribution expenses – Class B	8,837
Distribution expenses – Class C	803,967
Distribution expenses – Class R	113,744
Dividend disbursing and transfer agent fees and expenses	5,133,554
Accounting and administration expenses	1,031,858
Registration fees	244,215
Reports and statements to shareholders	236,002
Legal fees	203,607
Trustees’ fees and expenses	140,536
Custodian fees	125,472
Audit and tax	31,875
Other	82,895

26,151,859
Less waived distribution expenses – Class B	(6,637)
Less expense paid indirectly	(404)

Total operating expenses	26,144,818

Net Investment Income	13,677,132

Net Realized and Unrealized Gain:
Net realized gain on:
Investments	121,411,979
Redemptions in kind*	20,783,777

Net realized gain	142,195,756
Net change in unrealized appreciation (depreciation) of investments	318,136,773

Net Realized and Unrealized Gain	460,332,529

Net Increase in Net Assets Resulting from Operations	$474,009,661

*See Note 11 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

16

Statements of changes in net assets

Delaware U.S. Growth Fund

	Year Ended
	10/31/14	10/31/13
Increase in Net Assets from Operations:
Net investment income	$13,677,132	$1,837,278
Net realized gain	142,195,756	114,719,095
Net change in unrealized appreciation (depreciation)	318,136,773	288,392,710

Net increase in net assets resulting from operations	474,009,661	404,949,083

Dividends and Distributions to Shareholders from:
Net investment income:
Institutional Class	(1,820,767)	(1,407,327)

	(1,820,767)	(1,407,327)

Capital Share Transactions:
Proceeds from shares sold:
Class A	254,971,002	157,616,843
Class B	13,417	67,162
Class C	25,719,809	32,926,610
Class R	9,814,713	17,216,523
Institutional Class	965,778,442	1,255,751,527

Net asset value of shares issued upon reinvestment of dividends and distributions:
Institutional Class	1,720,838	1,281,746

	1,258,018,221	1,464,860,411

Cost of shares redeemed:
Class A	(247,749,954)	(64,441,424)
Class B	(1,613,327)	(1,294,061)
Class C	(15,208,519)	(7,646,363)
Class R	(10,164,108)	(8,779,050)
Institutional Class	(590,872,593)	(312,149,814)

	(865,608,501)	(394,310,712)

Increase in net assets derived from capital share transactions	392,409,720	1,070,549,699

Net Increase in Net Assets	864,598,614	1,474,091,455

Net Assets:
Beginning of year	2,587,385,122	1,113,293,667

End of year	$3,451,983,736	$2,587,385,122

Undistributed net investment income	$12,286,316	$429,951

See accompanying notes, which are an integral part of the financial statements.

17

Financial highlights

Delaware U.S. Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain
Total from investment operations

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

18

Year ended
10/31/14	10/31/13		10/31/12		10/31/11		10/31/10

$21.970	$17.310		$14.960		$13.450		$11.100

0.062	(0.012)		(0.031)		0.006		(0.038)
3.628	4.672		2.381		1.504		2.388

3.690	4.660		2.350		1.510		2.350

$25.660	$21.970		$17.310		$14.960		$13.450

16.80%	26.92%		15.71%		11.23%		21.17%

$351,388	$290,303		$146,112		$60,615		$89,259
1.06%	1.09%		1.10%		1.10%		1.07%

1.06%	1.13%		1.16%		1.21%		1.26%
0.26%	(0.06%	)	(0.19%	)	0.04%		(0.31%	)

0.26%	(0.10%	)	(0.25%	)	(0.07%	)	(0.50%	)
25%	23%		20%		25%		22%

19

Financial highlights

Delaware U.S. Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain
Total from investment operations

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

20

Year ended

10/31/14		10/31/13		10/31/12		10/31/11		10/31/10

$20.330		$16.130		$14.050		$12.720		$10.580

(0.107)		(0.147)		(0.146)		(0.098)		(0.123)
3.337		4.347		2.226		1.428		2.263

3.230		4.200		2.080		1.330		2.140

$23.560		$20.330		$16.130		$14.050		$12.720

15.89%		26.04%		14.80%		10.46%		20.23%

$90,104		$67,898		$31,103		$13,456		$12,535
1.81%		1.84%		1.85%		1.85%		1.82%

1.81%		1.84%		1.86%		1.91%		1.96%
(0.49%	)	(0.81%	)	(0.94%	)	(0.71%	)	(1.06%	)

(0.49%	)	(0.81%	)	(0.95%	)	(0.77%	)	(1.20%	)
25%		23%		20%		25%		22%

21

Financial highlights

Delaware U.S. Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain
Total from investment operations

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

22

Year ended
10/31/14	10/31/13		10/31/12		10/31/11		10/31/10

$21.430	$16.920		$14.660		$13.210		$10.930

0.004	(0.059)		(0.073)		(0.030)		(0.067)
3.526	4.569		2.333		1.480		2.347

3.530	4.510		2.260		1.450		2.280

$24.960	$21.430		$16.920		$14.660		$13.210

16.47%	26.66%		15.42%		10.98%		20.86%

$27,053	$23,815		$11,202		$1,697		$2,375
1.31%	1.34%		1.35%		1.35%		1.32%

1.31%	1.43%		1.46%		1.51%		1.56%
0.01%	(0.31%	)	(0.44%	)	(0.21%	)	(0.56%	)

0.01%	(0.40%	)	(0.55%	)	(0.37%	)	(0.80%	)
25%	23%		20%		25%		22%

23

Financial highlights

Delaware U.S. Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

24

Year ended
10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

$23.310	$18.340	$15.830	$14.220	$11.710

0.130	0.039	0.011	0.045	(0.008)
3.839	4.959	2.520	1.587	2.527

3.969	4.998	2.531	1.632	2.519

(0.019)	(0.028)	(0.021)	(0.022)	(0.009)

(0.019)	(0.028)	(0.021)	(0.022)	(0.009)

$27.260	$23.310	$18.340	$15.830	$14.220

17.04%	27.29%	16.01%	11.48%	21.42%

$2,983,439	$2,203,909	$922,606	$563,004	$477,361
0.81%	0.84%	0.85%	0.85%	0.82%

0.81%	0.84%	0.86%	0.91%	0.96%
0.51%	0.19%	0.06%	0.29%	(0.06% )

0.51%	0.19%	0.05%	0.23%	(0.20% )
25%	23%	20%	25%	22%

25

Notes to financial statements

Delaware U.S. Growth Fund	October 31, 2014

Delaware Group® Adviser Funds (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Diversified Income Fund, Delaware Global Real Estate Opportunities Fund and Delaware U.S. Growth Fund. These financial statements and the related notes pertain to Delaware U.S. Growth Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Effective Sept. 25, 2014, all remaining shares of Class B were converted to Class A shares. Prior to Sept. 25, 2014, Class B shares could be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4.00% to zero depending upon the period of time the shares were held. Class B shares automatically converted to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek long-term capital appreciation by investing in equity securities of companies believed to have the potential for sustainable free cash flow growth.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed

26

the Fund’s tax positions taken for all open federal income tax years (Oct. 31, 2011–Oct. 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At Oct. 31, 2014 the Fund held no investments in repurchase agreements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included on the “Statement of operations” under “Net realized gain on investments” and totaled $17,035 for the year ended Oct. 31, 2014. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

27

Notes to financial statements

Delaware U.S. Growth Fund

1. Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended Oct. 31, 2014.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Oct. 31, 2014, the Fund earned $404 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on the average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) do not exceed 0.85% of average daily net assets of the Fund from Nov. 1, 2013 through Oct 31, 2014.* For purposes of this waiver and reimbursement, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund’s Board and DMC. This expense waiver and reimbursement may only be terminated by agreement of DMC and the Fund.

Effective June 3, 2014, Jackson Square Partners, LLC (JSP) furnishes investment sub-advisory services to the Fund. Prior to June 3, 2014, the Fund was not sub-advised. For these services, DMC, not the Fund, pays JSP fees based on the aggregate average daily net assets of the Fund at the following annual rate: 0.325% of the first $500 million; 0.300% of the next $500 million; 0.275% of the next $1.5 billion; and 0.250% of aggregate average daily net assets in excess of $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Oct. 31, 2014, the Fund was charged $144,879 for these services. This amount is included on the “Statement of operations” under “Accounting and Administration expenses.”

28

DSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% on average daily net assets in excess of $30 billion. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Oct. 31, 2014, the amount charged by DSC was $654,274. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are passed on to and paid directly by the Fund.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the daily net assets of the Class R shares. Institutional Class shares pay no distribution and service expenses. The Fund’s Class B shares paid DDLP 1.00% of the average daily net assets for the period Nov. 1, 2013 through Sept. 25, 2014. DDLP had contracted to limit the Fund’s Class B 12b-1 fees from Nov. 1, 2013 through Sept. 25, 2014** to 0.25% of average daily net assets.

As provided in the investment management agreement, the Fund bears a portion of the cost of resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Oct. 31, 2014, the Fund was charged $83,596 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Oct. 31, 2014, DDLP earned $89,298 for commissions on sales of the Fund’s Class A shares. For the year ended Oct. 31, 2014, DDLP received gross CDSC commissions of $14 and $586 on redemption of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

*The contractual waiver period is Feb. 28, 2013 through Feb. 27, 2015.

**The contractual waiver period is Oct. 1, 2013 through Sept. 25, 2014.

3. Investments

For the year ended Oct. 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$1,161,730,347
Sales	750,103,963

29

Notes to financial statements

Delaware U.S. Growth Fund

3. Investments (continued)

At Oct. 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes was as follows:

Cost of investments	$2,590,784,599

Aggregate unrealized appreciation	$883,629,126
Aggregate unrealized depreciation	(42,545,667)

Net unrealized appreciation	$841,083,459

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair value securities)

Level 3	–	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

30

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Oct. 31, 2014:

	Level 1	Level 2	Total
Common Stock	$3,408,007,890	$—	$3,408,007,890
Short-Term Investments	—	23,860,168	23,860,168

Total	$3,408,007,890	$23,860,168	$3,431,868,058

During the year ended Oct. 31, 2014, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. At Oct. 31, 2014, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Oct. 31, 2014 and 2013 was as follows:

	Year Ended
	10/31/14	10/31/13
Ordinary income	$1,820,767	$1,407,327

5. Components of Net Assets on a Tax Basis

As of Oct. 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,509,261,262
Undistributed ordinary income	12,286,316
Undistributed long-term capital gains	89,352,699
Unrealized appreciation	841,083,459

Net assets	$3,451,983,736

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to gains (losses) from redemptions in-kind. Results of operations and net assets were not affected by these reclassifications. For the year ended Oct. 31, 2014, the Fund recorded the following reclassifications:

Accumulated net realized gain	(20,783,777)
Paid-in capital	20,783,777

31

Notes to financial statements

Delaware U.S. Growth Fund

5. Components of Net Assets on a Tax Basis (continued)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $27,065,298 was utilized in 2014.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. At Oct. 31, 2014, there were no capital loss carryforwards under the Act.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	10/31/14	10/31/13

Shares sold:
Class A	10,776,994	8,064,934
Class B	689	4,129
Class C	1,175,839	1,834,459
Class R	419,718	932,956
Institutional Class	37,996,352	59,025,140

Shares issued upon reinvestment of dividends and distributions:
Institutional Class	69,875	69,723

	50,439,467	69,931,341

Shares redeemed:
Class A	(10,293,569)	(3,297,022)
Class B	(78,453)	(78,949)
Class C	(691,476)	(423,054)
Class R	(447,125)	(483,774)
Institutional Class	(23,188,911)	(14,849,574)

	(34,699,534)	(19,132,373)

Net increase	15,739,933	50,798,968

For the years ended Oct. 31, 2014 and 2013, 47,284 Class B shares were converted to 40,382 Class A shares valued at $974,760 and 36,910 Class B shares were converted to 31,642 Class A shares valued

32

at $603,231, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the “Statements of changes in net assets.”

Certain shareholders of Class A and Class C shares may exchange their shares for Institutional Class shares. For the year ended Oct. 31, 2014, 3,922 Class A shares were exchanged for 3,696 Institutional Class shares valued at $93,467, and 13,933 Class C shares were exchanged for 12,091 Institutional Class shares valued at $307,699. These exchange transactions are included as subscriptions and redemptions in the table above and the “Statements of changes in net assets.”

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 12, 2013.

On Nov. 12, 2013, the Fund, along with the other Participants, entered into an amendment to the agreement for a $225,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the agreement described above. The line of credit available under the agreement expired on Nov. 10, 2014.

The Fund had no amounts outstanding as of Oct. 31, 2014 or at any time during the year then ended.

8. Securities Lending

The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

33

Notes to financial statements

Delaware U.S. Growth Fund

8. Securities Lending (continued)

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

During the year ended Oct. 31, 2014, the Fund had no securities out on loan.

9. Credit and Market Risk

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on

34

investments in illiquid securities. As of Oct. 31, 2014, there were no Rule 144A securities held by the Fund and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. In-Kind Redemptions

During the year ended Oct. 31, 2014, Delaware U.S. Growth Fund satisfied withdrawal requests with transfers of securities and cash of $45,813,033, resulting in net realized gains of $20,783,777.

12. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

13. Subsequent Events

Effective Nov. 1, 2014, Delaware Investments® Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. Also effective Nov. 1, 2014, DIFSC is the transfer agent and dividend disbursing agent of the Fund.

On Nov. 10, 2014, the Fund, along with the other Participants, entered into an agreement for a $275,000,000 revolving line of credit to be used as described in Note 7 and to be operated in substantially the same manner as the agreement described in Note 7. The line of credit under the agreement expires on Nov. 9, 2015.

Management has determined that no other material events or transactions occurred subsequent to Oct. 31, 2014 that would require recognition or disclosure in the Fund’s financial statements.

35

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Adviser Funds

and the Shareholders of Delaware U.S. Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware U.S. Growth Fund (one of the series constituting Delaware Group Adviser Funds, hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 17, 2014

36

Other Fund information (Unaudited)

Delaware U.S. Growth Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Oct. 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions* (Tax Basis)	100.00%
(B) Qualified Dividends[1]	100.00%

(A) is based on a percentage of the Fund’s total distributions.

(B) is based on a percentage of the Fund’s ordinary income distributions.

* For the fiscal year ended Oct. 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003, and as extended by the Tax Relief Unemployment Insurance Reauthorization and Job Creations Act of 2010, and made permanent by the American Taxpayer Relief Act of 2012. The Fund intends to report 100.00% to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV.

1 Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

For the fiscal year ended Oct. 31, 2014, certain interest income paid by each Fund, determined to be Qualified Interest Income may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004 and as extended by Tax Relief Unemployment Insurance Reauthorization and Job Creations Act of 2010, and by the American Taxpayer Relief Act of 2012. For the fiscal year ended Oct. 31, 2014, the Fund has reported maximum distributions of Qualified Interest Income of $10,091.

Proxy Results

At Joint Special Meetings of Shareholders of Delaware U.S. Growth Fund (Fund) held on May 16, 2014, the shareholders of the Fund voted to approve a new sub-advisory agreement for the Fund between Delaware Management Company (DMC), the advisor to the Fund, and Jackson Square Partners, LLC (JSP). JSP, a Delaware limited liability company, is a joint venture between Delaware Investments Advisers Partner, Inc., an affiliate of DMC, and California Street Partners, LLC, a Delaware limited liability company owned by certain JSP personnel.

The following proposal was submitted for a vote of the shareholders:

To approve a new sub-advisory agreement for the Fund.

A quorum of the shares outstanding was present, and the votes passed with a majority of those shares.

37

Other Fund information (Unaudited)

Delaware U.S. Growth Fund

Proxy Results (continued)

The results were as follows:

Shares voted for	81,843,840
Percentage of outstanding shares	69.12%
Percentage of shares voted	97.58%
Shares voted against	236,220
Percentage of outstanding shares	0.20%
Percentage of shares voted	0.28%
Shares abstained	1,791,264
Percentage of outstanding shares	1.51%
Percentage of shares voted	2.14%

Board consideration of Delaware U.S. Growth Fund sub-advisory agreement with Jackson Square Partners, LLC

At a meeting held on Feb. 18–20, 2014 (“Meeting”), the Board of Trustees (“Board”), including a majority of disinterested or Independent Trustees, approved a Sub-Advisory Agreement for Delaware U.S. Growth Fund (“Fund”). In making its decision, the Board considered information prepared specifically in connection with the approval of the Sub-advisory Agreement. Information furnished specifically in connection with the approval of the Sub-advisory Agreement with Jackson Square Partners, LLC (“JSP”) included materials provided by JSP concerning, among other things, the nature, extent and quality of service provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of JSP. In addition, the Board considered reports prepared by Lipper, Inc., an independent statistical compilation organization (“Lipper”), which compared the Fund’s investment performance and expenses with those of other comparable mutual funds.

In considering information relating to the approval of the Sub-advisory Agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract approval considerations.

Nature, Extent and Quality of Service. The Board considered the continuity of investment management to be provided to the Fund and its shareholders. Management provided certain information to the Board regarding the transition of the current portfolio management team (“Focus Growth Team”) to JSP (“Transaction”). Following the close of the Transaction, the Focus Growth Team would continue to provide portfolio management services to the Fund as owners or employees of JSP. In reviewing the nature, extent, and quality of services, the Board considered that the same personnel will be providing portfolio management services to the Fund following the completion of the Transaction, and therefore, considered the many reports furnished to them throughout 2012 and 2013 at regular Board meetings covering matters such as the relative performance of the Fund, and the compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund. The Board was pleased

38

with the emphasis placed on research and risk management in the investment process. The Board concluded that it was satisfied with the nature, extent, and quality of the overall services to be provided by JSP.

In addition, the Board considered that in connection with the Transaction, Delaware Investments Advisers Partner, Inc. (“DIAP”) and JSP would enter into a transaction services agreement. Under the terms of this agreement, DIAP and certain of its affiliates would provide compliance and other administrative support to JSP for an 18-month period following the close of the Transaction.

Investment Performance. The Board considered the overall investment performance of the Focus Growth Team and the Fund. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. The Board reviewed reports prepared by Lipper for the Fund that showed the Fund’s investment performance as of March 31, 2013 in comparison to a group of funds selected by Lipper as being similar to the Fund (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/ best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Annualized investment performance for the Fund was shown for the past one-, three-, five-, and ten-year periods, as applicable, compared to that of the Performance Universe. The Board’s objective was that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. In addition, the Board reviewed more recent Lipper data that had been provided at the quarterly Board meetings held since March 31, 2013. With respect to the Fund’s performance as of Dec. 31, 2013, they noted:

The Performance Universe for the Fund consisted of the Fund and all retail and institutional large-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the three- and five-year periods was in the first quartile of its Performance Universe, and the Fund’s total return for the ten-year period was in the second quartile of its Performance Universe.

The Board noted that they were satisfied with the overall performance of the Fund. Moreover, the Board concluded that the Transaction was unlikely to have any effect on JSP’s management of the Fund or its investment performance because the current portfolio management personnel will continue to provide portfolio management services to the Funds.

Comparative Expenses. The Board also evaluated expense comparison data for the Fund. JSP provided the Board with information on pricing levels and fee structures for the Fund and comparative funds. The Board noted that JSP’s fees will be paid by the Fund’s advisor, Delaware Management Company, Inc. (“DMC”), not by the Fund. They also focused on the comparative analysis of the effective management fees (including sub-advisory fees) and total expense ratios of the Fund versus the effective management fees (including sub-advisory fees) and expense ratios of a group of funds selected by Lipper as being similar to the Fund (“Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee (including sub-advisory fees) and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the applicable Fund) and actual management fees (as reported by each

39

Other Fund information (Unaudited)

Delaware U.S. Growth Fund

Board consideration of Delaware U.S. Growth Fund sub-advisory agreement with Jackson Square Partners, LLC (continued)

fund) of other funds within the Expense Group. The Fund’s total expenses were also compared with those of its Expense Group. The Board’s objective was for the Fund’s total expense ratio to be competitive with that of the Expense Group. They concluded that, because the sub-advisory fee rate paid by DMC on behalf of the Fund would not change, the Fund’s expenses were satisfactory.

Management Profitability. Because JSP did not have historical operations, it provided a pro forma profitability analysis to the Board, and the Board considered the level of profits expected to be realized by JSP as part of their annual contract evaluation. The Board discussed the transition services to be provided to JSP by Delaware Investments and the cost of providing those services. The Board also considered the extent to which JSP might derive ancillary benefits from the Fund’s operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as sub-advisor to the Fund and the benefits from allocation of the Fund’s brokerage to improve trading efficiencies. The Board concluded that the sub-advisory fee was reasonable in light of the services to be rendered.

Economies of Scale. The Board considered whether economies of scale would be realized by JSP and the extent to which any economies of scale would be reflected in the level of sub-advisory fees. The Board considered the fact that several of the funds to be managed by JSP had already reached breakpoints in their management fees.

Fall-out Benefits. The Board considered that JSP may derive reputational, strategic and other benefits from its association with the Fund, and evaluated the extent to which JSP might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of its role as a service provider to the Fund and the benefits from allocation of Fund brokerage to improve trading efficiencies. However, the Board concluded that (i) such benefits did not impose a cost or burden on the Fund or its shareholders, and (ii) such benefits would probably have an indirectly beneficial effect on the Fund and its shareholders because of the added importance that JSP might attach to the Fund as a result of the fall-out benefits that the Fund conveyed.

Board consideration of Delaware U.S. Growth Fund investment management agreement

At a meeting held on Aug. 19-21, 2014 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreement for Delaware U.S. Growth Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2014 and included reports provided by Lipper, Inc., an

40

independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies. It was noted that the Board approved a subadvisory agreement between DMC and Jackson Square Partners, LLC in February 2014.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent, and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment manager and the emphasis placed on research in the investment process. The Board recognized DMC’s recent receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board noted that, in the third and fourth quarters of 2013, Management reduced the maximum 12b-1 fee for certain funds; and in November 2013 Management negotiated a substantial reduction in fees for fund accounting services provided to the Funds. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest

41

Other Fund information (Unaudited)

Delaware U.S. Growth Fund

Board consideration of Delaware U.S. Growth Fund investment management agreement (continued)

performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods, to the extent applicable, ended March 31, 2014. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional large cap growth funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the three- and five-year periods was in the first quartile of its Performance Universe and the Fund’s total return for the ten-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family® of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits

42

of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

43

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustees
Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees
Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

44

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Patrick P. Coyne has served in	65	Board of Governors Member
various executive capacities		Investment Company
at different times at		Institute (ICI)
Delaware Investments.[2]
Director and Audit
Committee Member
Kaydon Corp.
(2007–2013)

Private Investor	65	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)

Executive Vice President	65	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risk and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004-2014)
(July 2004–March 2011)
President	65	Director — Hershey Trust
Drexel University		Company
(August 2010–Present)
Director, Audit Committee,
President		and Governance Committee
Franklin & Marshall College		Member Community
(July 2002–July 2010)		Health Systems

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

45

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

46

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor	65	None
(2004–Present)

Chief Executive Officer —	65	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Vice Chairman	65	Director — HSBC Finance
(2010–April 2013)		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010) and Executive Vice
President and Chief
Administrative Officer
(2007–2009) —
PNC Financial
Services Group

47

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

48

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice President and Treasurer	65	Director, Audit and
(January 2006–July 2012)		Compliance Committee Chair,
Vice President —		Investment Committee
Mergers & Acquisitions		Member and Governance
(January 2003–January 2006),		Committee Member
and Vice President		Okabena Company
and Treasurer
(July 1995–January 2003)		Chair — 3M
3M Corporation		Investment Management
Company
(2005–2012)
Founder	65	Director and Compensation
Investor Analytics		Committee Chairman
(Risk Management)		Investor Analytics
(May 1999–Present)
Director — P/E Investments
Founder
P/E Investments
(Hedge Fund)
(September 1996–Present)

49

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	Deputy General	Deputy General Counsel
Philadelphia, PA 19103	Counsel, and Secretary	since May 2013;
December 1963		Vice President, Deputy
General Counsel
September 2000 –
May 2013; Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972
David P. O’Connor	Executive Vice President,	Executive Vice President
2005 Market Street	General Counsel	since February 2012;
Philadelphia, PA 19103	and Chief Legal Officer	Senior Vice President
February 1966		October 2005 –
February 2012;
General Counsel and
Chief Legal Officer
since October 2005
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

50

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

David F. Connor has served as	65	None[3]
Deputy General Counsel of
Delaware Investments since 2000.

Daniel V. Geatens has served	65	None[3]
in various capacities at different times at
Delaware Investments.
David P. O’Connor has served	65	None[3]
in various executive and legal capacities at different times at Delaware Investments.

Richard Salus has served in	65	None[3]
various executive capacities at different times at
Delaware Investments.

[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

51

About the organization

Board of trustees

Patrick P. Coyne	Joseph W. Chow	Lucinda S. Landreth	Thomas K. Whitford
Chairman, President, and	Former Executive Vice	Former Chief Investment	Former Vice Chairman
Chief Executive Officer	President	Officer	PNC Financial Services Group
Delaware Investments ®	State Street Corporation	Assurant, Inc.	Pittsburgh, PA
Family of Funds	Brookline, MA	Philadelphia, PA
Philadelphia, PA			Janet L. Yeomans
	John A. Fry	Frances A.	Former Vice President
Thomas L. Bennett	President	Sevilla-Sacasa	and Treasurer
Private Investor	Drexel University	Chief Executive Officer	3M Corporation
Rosemont, PA	Philadelphia, PA	Banco Itaú	St. Paul, MN
International
		Miami, FL	J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

David F. Connor	Daniel V. Geatens	David P. O’Connor	Richard Salus
Senior Vice President,	Vice President and	Executive Vice President,	Senior Vice President and
Deputy General Counsel,	Treasurer	General Counsel,	Chief Financial Officer
and Secretary	Delaware Investments	and Chief Legal Officer	Delaware Investments
Delaware Investments	Family of Funds	Delaware Investments	Family of Funds
Family of Funds	Philadelphia, PA	Family of Funds	Philadelphia, PA
Philadelphia, PA		Philadelphia, PA

This annual report is for the information of Delaware U.S. Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

52

Annual report

Alternative / specialty mutual fund

Delaware Global Real Estate Opportunities Fund

October 31, 2014

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Global Real Estate Opportunities Fund at delawareinvestments.com.

Manage your investments online

•	24-hour access to your account information
•	Obtain share prices
•	Check your account balance and recent transactions
•	Request statements or literature
•	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Global Real Estate Opportunities Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Oct. 31, 2014, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

©2014 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Global Real Estate Opportunities Fund	November 11, 2014

Performance preview (for the year ended October 31, 2014)
Delaware Global Real Estate Opportunities Fund (Class A shares)	1-year return	+11.80%
FTSE EPRA/NAREIT Developed Index (benchmark)	1-year return	+10.66%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Global Real Estate Opportunities Fund, please see the table on page 4.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

During the Fund’s fiscal year ended Oct. 31, 2014, global real estate securities generated positive results overall, with the FTSE EPRA/NAREIT Developed Index advancing more than 10%. Market conditions varied widely around the globe, however.

Property stocks in the United Kingdom and United States, for example, did very well, rising 16% and 19%, respectively. In the U.S., global investors were eager to take advantage of an especially favorable backdrop characterized by falling interest rates, a declining cost of capital, and a beneficial supply-demand balance for real estate. Short-duration property sectors, such as lodging and apartments, fared particularly well.

Other markets saw less favorable results. In China, for example, where we avoided making direct investments during the Fund’s fiscal year, slowing housing prices combined with tightening credit conditions to provide what we saw as a weak investment environment. Japan also struggled, held back by slow growth, high debt, and deflationary conditions.

Fund performance

For the fiscal year ended Oct. 31, 2014, Delaware Global Real Estate Opportunities Fund (Class A shares) returned +11.80% at net asset value and +5.30% at maximum offer price (both returns reflect reinvestment of all distributions).

For the same period, the Fund’s benchmark, the FTSE EPRA/NAREIT Developed Index, returned +10.66%. Complete annualized performance for Delaware Global Real Estate Opportunities Fund is shown in the table on page 4.

Helpful positioning in Japan and the U.S.

The Fund’s relative outperformance during the fiscal year was largely driven by timely underweighting in the weak Japanese market and an equally timely overweighting in the strong-performing U.S. market. We believed the U.S. offered an attractive credit environment and opportunities for internal cash-flow growth.

Not surprisingly, a handful of U.S. stocks were among the Fund’s strongest individual contributors. For example, the Fund benefited from positions in hotel property owners Strategic Hotels & Resorts and Pebblebrook Hotel Trust. Strategic Hotels owns luxury properties that have profited from improved management operations and what we view as high-quality, desirable property locations. Pebblebrook, which primarily owns boutique-oriented hotels in urban locations, benefited from strong demand and limited supply in most of its markets.

Also helpful was the Fund’s underweighting in American Realty Capital Properties, a triple-net real estate investment trust (REIT), meaning that tenants agree to pay their own real estate taxes, insurance costs, and maintenance expenses. We

1

Portfolio management review

Delaware Global Real Estate Opportunities Fund

had gradually reduced the Fund’s position in the stock and owned just a small stake by late October, when an accounting scandal caused the company’s shares to lose about 28% of their market value in the final three trading days of the Fund’s fiscal year. Although the Fund was hurt by its position in American Realty Capital Properties, we believe we were fortunate to have relatively little exposure to the stock when news of the scandal broke.

Our avoidance of Japanese issues also benefited the Fund’s relative performance, given that market’s decline of more than 7% for the 12-month period. Specifically, the Fund benefited from limiting its exposure to Mitsubishi Estate and Sumitomo Realty & Development, two benchmark components that significantly lagged the index. We were cautious about Mitsubishi’s relatively high valuation, as well as the company’s focus on office properties, given our limited expectation for an increase in Japanese office rents. We were concerned about Sumitomo’s high level of debt. The Fund also benefited from a slightly overweight position in Mitsui Fudosan Co., a third Japanese developer whose prospects we liked better because the company’s real estate portfolio provided what we viewed as a more favorable balance between office and retail properties.

Despite outperformance, some stocks detracted

Unfortunately, not all of our picks met our expectations during the Fund’s fiscal year. For example, a position in Sabra Health Care REIT hampered results. This owner of nursing homes and assisted living facilities struggled along with the entire U.S. healthcare REIT sector. Our timing was also poor with this benchmark component, as Sabra’s shares fell after we established a position in April 2014. Then, after we ultimately sold the Fund’s stake in September, Sabra regained some of its lost ground, further hurting the Fund’s relative performance. In addition, the Fund was hurt by an investment in the convertible securities of U.S. real estate developer Forest City Enterprises, which significantly lagged the benchmark’s return.

Swedish real estate company Castellum was another relative detractor. We had identified Castellum as the highest-quality real estate company in Sweden, a market that we otherwise underweighted in the Fund. Overall, Sweden lagged the index for the 12-month period due to its relatively high indebtedness, in our view. Lar España Real Estate is another holding that weighed on relative performance. This Spanish real estate company has relied on its large cash position to build its property portfolio. We ultimately concluded that the company faced the risk that capitalization rates could compress and its properties become less favorably priced. This led us to sell the Fund’s position during the fiscal year.

Positioning at period end

When we decide how much to invest in certain markets, our process begins with analyzing the overall credit environment to gain confidence that (1) it appears favorable for real estate investing, and (2) in our view it provides more potential upside than downside. During the past 12 months, the U.S., U.K., and Australia all met our criteria, which led us to maintain overweight allocations to these three markets at fiscal year end.

In contrast, we saw limited upside in Europe because of high valuations there. We also believed Japan had a great deal of risk. Accordingly, we invested lightly in both regions, as well as in Hong Kong and Singapore, as both offered what we saw as an unfavorable backdrop for property stocks.

We have continued to see what we consider some of the best relative potential in the U.S. market, but we are concerned about the amount of capital coming in from global investors. We see too much money chasing too few properties, which has pushed valuations above where we would typically

2

expect them to be purely on a cash-flow basis. Even as we continue to believe the U.S. offers a favorable backdrop, we have begun to emphasize more-conservative names within this market segment, and we will not hesitate to make further shifts to the portfolio if we see market conditions turning toward the potential for increased risk.

3

Performance summary

Delaware Global Real Estate Opportunities Fund	October 31, 2014

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through October 31, 2014
	1 year	5 years	Lifetime
Class A (Est. Jan. 10, 2007)
Excluding sales charge	+11.80%	+13.30%	+1.84%
Including sales charge	+5.30%	+11.95%	+1.07%
Class C (Est. Sept. 28, 2012)
Excluding sales charge	+11.06%	n/a	+12.00%
Including sales charge	+10.06%	n/a	+12.00%
Class R (Est. Sept. 28, 2012)
Excluding sales charge	+11.48%	n/a	+12.51%
Including sales charge	+11.48%	n/a	+12.51%
Institutional Class (Est. Jan. 10, 2007)
Excluding sales charge	+11.93%	+13.53%	+2.07%
Including sales charge	+11.93%	+13.53%	+2.07%
FTSE EPRA/NAREIT Developed Index	+10.66%	+12.95%	+2.18%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

4

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations. A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

“Nondiversified” Funds may allocate more of their net assets to investments in single securities than “diversified” Funds. Resulting adverse effects may subject these Funds to greater risks and volatility.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 1.15% of the Fund’s average daily net assets during the period from Nov. 1, 2013, through Oct. 31, 2014.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses (without fee waivers)	1.66%	2.41%	1.91%	1.41%
Net expenses (including fee waivers, if any)	1.40%	2.15%	1.65%	1.15%
Type of waiver	Contractual	Contractual	Contractual	Contractual

*The contractual waiver period is from Feb. 28, 2013, through Feb. 27, 2015.

5

Performance summary

Delaware Global Real Estate Opportunities Fund

Performance of a $10,000 investment1

Average annual total returns from Jan. 10, 2007 (Fund’s inception), through Oct. 31, 2014

For the period beginning Jan. 10, 2007 through Oct. 31, 2014	Starting value	Ending value
FTSE EPRA/NAREIT Developed Index	$10,000	$11,832
Delaware Global Real Estate Opportunities
Fund — Class A shares	$9,425	$10,865

1The Fund is the successor to The Global Real Estate Securities Portfolio, formerly a series of the Delaware Pooled® Trust, pursuant to the reorganization (Reorganization) of The Global Real Estate Securities Portfolio, which occurred on Sept. 28, 2012. Prior to the Reorganization, the Fund had no investment operations. Accordingly, the performance information shown in the graph is historical information for The Global Real Estate Securities Portfolio, which has been adjusted to reflect the Fund’s applicable sales charges and 12b-1 fees, but not certain other expenses. Because the Fund’s fees and expenses are higher than those of The Global Real Estate Securities Portfolio, the Fund’s performance would have been lower than that of The Global Real Estate Securities Portfolio.

The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Jan. 10, 2007, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the FTSE EPRA/NAREIT Developed Index as of Jan. 10, 2007. The FTSE EPRA/NAREIT Developed Index tracks the performance of listed real estate companies and real estate investment trusts (REITs) worldwide, based in U.S. dollars.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest

6

directly in an index. Past performance is not a

guarantee of future results.

Performance of other Fund classes will vary due to

different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DGRPX	245917653
Class C	DLPCX	245917646
Class R	DLPRX	245917638
Institutional Class	DGROX	245917620

7

Disclosure of Fund expenses

For the six-month period from May 1, 2014 to October 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2014 to Oct. 31, 2014.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware Global Real Estate Opportunities Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Annualized Expense Ratio	Expenses Paid During Period 5/1/14 to 10/31/14*
Actual Fund return†
Class A	$1,000.00	$1,072.00	1.40%	$7.31
Class C	1,000.00	1,068.50	2.15%	11.21
Class R	1,000.00	1,069.00	1.65%	8.60
Institutional Class	1,000.00	1,071.90	1.15%	6.01
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.15	1.40%	$7.12
Class C	1,000.00	1,014.37	2.15%	10.92
Class R	1,000.00	1,016.89	1.65%	8.39
Institutional Class	1,000.00	1,019.41	1.15%	5.85
*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

9

Security type / country and sector allocations

Delaware Global Real Estate Opportunities Fund	As of October 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / country	Percentage of net assets
Convertible Bond	1.07%
Common Stock by Country	94.81%
Australia	7.61%
Canada	3.33%
China/Hong Kong	6.59%
Finland	0.64%
France	2.32%
Germany	2.12%
Italy	0.60%
Japan	8.27%
Mexico	1.18%
Singapore	1.67%
Sweden	0.45%
United Kingdom	5.33%
United States	54.70%
Warrant	0.03%
Short-Term Investments	3.58%
Total Value of Securities	99.49%
Receivables and Other Assets Net of Liabilities	0.51%
Total Net Assets	100.00%

10

Convertible bond, common stock, and warrant by sector	Percentage of net assets
Diversified REITs	12.41%
Healthcare REITs	5.17%
Hotel REITs	7.89%
Industrial REITs	5.50%
Mall REITs	7.82%
Multifamily REITs	13.38%
Office REITs	11.36%
Office/Industrial REITs	6.37%
Real Estate Operating Companies/Developer	10.25%
Retail REITs	4.79%
Self-Storage REIT	1.62%
Shopping Center REITs	6.52%
Single Tenant REIT	1.11%
Specialty REITs	1.72%
Total	95.91%

11

Schedule of investments

Delaware Global Real Estate Opportunities Fund	October 31, 2014

	Principal amount°	Value (U.S. $)
Convertible Bond – 1.07%
Forest City Enterprises 3.625% exercise price $24.21,expiration date 8/14/20	542,000	$575,875

Total Convertible Bond (cost $590,489)		575,875

	Number of shares
Common Stock – 94.81%Δ
Australia – 7.61%
Dexus Property Group †	692,482	740,045
GPT Group-In Specie @=†	1,377,200	0
Investa Office Fund	166,342	524,767
Mirvac Group	328,343	520,861
Scentre Group †	415,233	1,324,418
Westfield	140,160	984,792

		4,094,883

Canada – 3.33%
Allied Properties Real Estate Investment Trust	19,700	621,682
Boardwalk Real Estate Investment Trust	9,183	581,703
H&R Real Estate Investment Trust	29,700	591,022

		1,794,407

China/Hong Kong – 6.59%
Hongkong Land Holdings	96,000	669,496
Hysan Development	129,072	588,925
Link REIT	77,000	452,797
Sun Hung Kai Properties	123,053	1,836,051

		3,547,269

Finland – 0.64%
Citycon	106,739	345,811

		345,811

France – 2.32%
Klepierre	13,466	582,811
Unibail-Rodamco	2,585	662,787

		1,245,598

Germany – 2.12%
Alstria Office REIT	33,145	411,480
Deutsche Annington Immobilien	25,158	728,217

		1,139,697

Italy – 0.60%
Beni Stabili	471,351	324,994

		324,994

Japan – 8.27%
GLP J-REIT	540	612,971

12

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

Japan (continued)
Kenedix Office Investment	62	$331,657
Mitsubishi Estate	31,642	806,359
Mitsui Fudosan	60,446	1,945,025
Mori Hills REIT Investment	300	419,092
Sumitomo Realty & Development	9,000	337,521

		4,452,625

Mexico – 1.18%
Concentradora Fibra Hotelera Mexicana	145,031	243,944
Prologis Property Mexico †	189,100	391,653

		635,597

Singapore – 1.67%
CapitaCommercial Trust	276,000	358,862
Mapletree Commercial Trust	165,694	184,361
Suntec Real Estate Investment Trust	256,000	355,653

		898,876

Sweden – 0.45%
Castellum	15,664	240,180

		240,180

United Kingdom – 5.33%
British Land	112,134	1,309,356
Great Portland Estates	57,861	636,821
Segro	151,287	921,684

		2,867,861

United States – 54.70%
American Campus Communities	17,081	670,771
American Residential Properties †	16,404	311,676
Apartment Investment & Management	15,977	571,817
AvalonBay Communities	5,930	924,131
Boston Properties	8,206	1,040,112
Brandywine Realty Trust	17,426	268,883
Camden Property Trust	7,043	539,987
CyrusOne	12,300	335,913
DCT Industrial Trust	70,595	604,999
DDR	31,065	563,519
DiamondRock Hospitality	39,276	563,611
Douglas Emmett	12,673	356,492
Duke Realty	39,799	754,589
Equity Commonwealth	14,572	389,218
Equity Residential	16,968	1,180,294
Essex Property Trust	2,159	435,600
First Industrial Realty Trust	10,238	199,948

13

Schedule of investments

Delaware Global Real Estate Opportunities Fund

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

United States (continued)
General Growth Properties	31,239	$809,402
Gramercy Property Trust	77,647	485,294
Health Care REIT	22,878	1,626,855
Healthcare Realty Trust	10,098	267,294
Healthcare Trust of America Class A	27,932	358,647
Highwoods Properties	16,701	715,972
Host Hotels & Resorts	55,241	1,287,668
Kilroy Realty	7,945	538,194
Kimco Realty	14,512	362,074
Kite Realty Group Trust	15,379	398,162
Pebblebrook Hotel Trust	14,162	603,301
Post Properties	8,431	471,630
Prologis	20,160	839,664
PS Business Parks	5,496	462,873
Public Storage	4,734	872,666
Ramco-Gershenson Properties Trust	20,060	350,649
Regency Centers	8,450	512,915
RLJ Lodging Trust	20,316	654,582
Simon Property Group	15,802	2,831,876
SL Green Realty	3,630	419,991
Spirit Realty Capital	50,383	599,558
Starwood Hotels & Resorts Worldwide	3,767	288,778
Strategic Hotels & Resorts †	46,893	602,575
Taubman Centers	7,420	564,291
UDR	36,268	1,096,382
Ventas	7,751	531,021
Vornado Realty Trust	6,739	737,786
Washington Real Estate Investment Trust	15,226	430,287

		29,431,947

Total Common Stock (cost $45,703,371)		51,019,745

Warrant – 0.03%Δ

Hong Kong – 0.03%
Sun Hung Kai Properties CW16 strike price HKD98.60,expiration date 4/22/16 †	6,671	14,486

Total Warrant (cost $4,946)		14,486

14

	Principal amount°	Value (U.S. $)
Short-Term Investments – 3.58%
Discount Notes – 1.80%≠
Federal Home Loan Bank
0.025% 11/13/14	103,031	$103,031
0.041% 11/19/14	479,295	479,292
0.077% 11/14/14	388,012	388,011

		970,334

Repurchase Agreements – 0.77%
Bank of America Merrill Lynch
0.06%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $131,082 (collateralized by U.S. government obligations 0.00%–2.75% 2/15/19–1/15/26 market value $133,703)	131,081	131,081
Bank of Montreal
0.07%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $21,847 (collateralized by U.S. government obligations 0.00%–11.25% 10/31/14–5/15/44 market value $22,284)	21,847	21,847
BNP Paribas
0.11%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $258,074 (collateralized by U.S. government obligations 0.00%–4.375% 8/31/15–11/15/42 market value $263,234)	258,072	258,072

		411,000

U.S. Treasury Obligations – 1.01%≠
U.S. Treasury Bills
0.005% 12/26/14	425,260	425,253
0.093% 11/13/14	119,490	119,490

		544,743

Total Short-Term Investments (cost $1,926,060)		1,926,077

Total Value of Securities – 99.49% (cost $48,224,866)		$53,536,183

@	Illiquid security. At Oct. 31, 2014, the aggregate value of illiquid securities was $0, which represents 0.00% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At Oct. 31, 2014, the aggregate value of fair valued securities was $0, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

†	Non-income-producing security.

15

Schedule of investments

Delaware Global Real Estate Opportunities Fund

Δ	Securities have been classified by country of origin. Aggregate classification by business sectors has been presented on page 11 in “Security type / country and sector allocations.”

The following foreign currency exchange contracts were outstanding at Oct. 31, 2014:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BNYM	JPY	19,396,319	USD	(177,851)	11/5/14	$(5,103)
BNYM	JPY	(7,847,269)	USD	69,806	11/6/14	(85)
BNYM	SGD	(22,714)	USD	17,630	11/5/14	(49)

						$(5,237)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 9 in “Notes to financial statements.”

Summary of abbreviations:

BNYM – BNY Mellon

HKD – Hong Kong Dollar

JPY – Japanese Yen

REIT – Real Estate Investment Trust

SGD – Singapore Dollar

USD – United States Dollar

See accompanying notes, which are an integral part of the financial statements.

16

Statement of assets and liabilities

Delaware Global Real Estate Opportunities Fund	October 31, 2014

Assets:
Investments, at value[1]	$51,610,106
Short-term investments, at value[2]	1,926,077
Foreign currencies, at value[3]	81,759
Cash	20,374
Receivable for securities sold	573,475
Receivable for fund shares sold	94,151
Dividends and interest receivable	71,173
Receivable from investment manager	10,932

Total assets	54,388,047

Liabilities:
Payable for securities purchased	427,680
Payable for fund shares redeemed	69,450
Other accrued expenses	70,715
Distribution fees payable to affiliates	3,056
Other affiliates payable	2,277
Trustees’ fees and expenses payable	119
Unrealized loss on foreign currency exchange contracts	5,237

Total liabilities	578,534

Total Net Assets	$53,809,513

Net Assets Consist of:
Paid-in capital	$143,783,784
Undistributed net investment income	157,227
Accumulated net realized loss on investments	(95,438,997)
Net unrealized appreciation of investments, foreign currencies, and derivatives	5,307,499

Total Net Assets	$53,809,513

17

Statement of assets and liabilities

Delaware Global Real Estate Opportunities Fund

Net Asset Value
Class A:
Net assets	$6,570,555
Shares of beneficial interest outstanding, unlimited authorization, no par	912,546
Net asset value per share	$7.20
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$7.64

Class C:
Net assets	$2,118,819
Shares of beneficial interest outstanding, unlimited authorization, no par	294,865
Net asset value per share	$7.19

Class R:
Net assets	$120,705
Shares of beneficial interest outstanding, unlimited authorization, no par	16,783
Net asset value per share	$7.19

Institutional Class:
Net assets	$44,999,434
Shares of beneficial interest outstanding, unlimited authorization, no par	6,254,706
Net asset value per share	$7.19
[1] Investments, at cost	$46,298,806
[2] Short-term investments, at cost	1,926,060
[3] Foreign currencies, at cost	81,867

See accompanying notes, which are an integral part of the financial statements.

18

Statement of operations
Delaware Global Real Estate Opportunities Fund	Year ended October 31, 2014

Investment Income:
Dividends	$1,625,212
Interest	52,436
Foreign tax withheld	(63,942)

1,613,706

Expenses:
Management fees	512,017
Distribution expenses – Class A	15,202
Distribution expenses – Class C	14,346
Distribution expenses – Class R	322
Registration fees	116,011
Audit and tax	44,993
Dividend disbursing and transfer agent fees and expenses	33,037
Reports and statements to shareholders	27,200
Custodian fees	19,125
Accounting and administration expenses	17,735
Legal fees	4,401
Trustees’ fees and expenses	2,485
Other	14,892

821,766
Less expenses waived	(196,827)
Less expense paid indirectly	(14)

Total operating expenses	624,925

Net Investment Income	988,781

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,714,693
Foreign currencies	11,796
Foreign currency exchange contracts	(82,233)

Net realized gain	2,644,256

Net change in unrealized appreciation (depreciation) of:
Investments	2,174,309
Foreign currencies	902
Foreign currency exchange contracts	(4,793)

Net change in unrealized appreciation (depreciation)	2,170,418

Net Realized and Unrealized Gain	4,814,674

Net Increase in Net Assets Resulting from Operations	$5,803,455

See accompanying notes, which are an integral part of the financial statements.

19

Statements of changes in net assets

Delaware Global Real Estate Opportunities Fund

	Year ended
	10/31/14	10/31/13
Increase (Decrease) in Net Assets from Operations:
Net investment income	$988,781	$947,006
Net realized gain	2,644,256	10,725,716
Net change in unrealized appreciation (depreciation)	2,170,418	(2,088,740)

Net increase in net assets resulting from operations	5,803,455	9,583,982

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(159,306)	(43,533)
Class C	(22,045)	(1,019)
Class R	(963)	(200)
Institutional Class	(1,562,972)	(2,409,597)

	(1,745,286)	(2,454,349)

Capital Share Transactions:
Proceeds from shares sold:
Class A	6,540,240	4,848,064
Class C	1,589,505	533,552
Class R	89,526	16,130
Institutional Class	13,834,067	5,978,853

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	151,317	36,689
Class C	21,387	1,018
Class R	963	199
Institutional Class	287,571	1,994,281

	22,514,576	13,408,786

20

	Year ended
	10/31/14	10/31/13
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(5,097,137)	$(1,049,483)
Class C	(219,233)	(3,384)
Class R	(703)	—
Institutional Class	(21,673,279)	(42,013,438)

	(26,990,352)	(43,066,305)

Decrease in net assets derived from capital share transactions	(4,475,776)	(29,657,519)

Net Decrease in Net Assets	(417,607)	(22,527,886)

Net Assets:
Beginning of year	54,227,120	76,755,006

End of year	$53,809,513	$54,227,120

Undistributed net investment income	$157,227	$563,988

See accompanying notes, which are an integral part of the financial statements.

21

Financial highlights

Delaware Global Real Estate Opportunities Fund Class A1

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	The Fund is the successor to The Global Real Estate Securities Portfolio, formerly a series of the Delaware Pooled® Trust, pursuant to the reorganization (Reorganization) of The Global Real Estate Securities Portfolio which occurred after the close of business on Sept. 28, 2012. Prior to the Reorganization, the Fund had no investment operations. The information shown for 2012 and earlier is historical information for The Global Real Estate Securities Portfolio. Because the Fund’s fees and expenses are higher than those of The Global Real Estate Securities Portfolio, the Fund’s performance would have been lower than that of The Global Real Estate Securities Portfolio.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

22

Year ended
10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

$6.650	$6.060	$5.370	$5.780	$5.040

0.116	0.079	0.103	0.148	0.129
0.642	0.696	0.799	(0.069)	0.973

0.758	0.775	0.902	0.079	1.102

(0.208)	(0.185)	(0.212)	(0.489)	(0.362)

(0.208)	(0.185)	(0.212)	(0.489)	(0.362)

$7.200	$6.650	$6.060	$5.370	$5.780

11.80%	13.11%	17.79%	1.68%	23.26%

$6,571	$4,340	$297	$8	$8
1.40%	1.40%	1.38%	1.39%	1.50%

1.78%	1.66%	1.52%	1.49%	1.50%
1.72%	1.21%	1.65%	2.69%	2.52%

1.34%	0.95%	1.51%	2.59%	2.52%
107%	112%	128%	155%	185%

23

Financial highlights

Delaware Global Real Estate Opportunities Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[2]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover
[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

24

Year ended		10/1/12[1] to 10/31/12
10/31/14	10/31/13

$ 6.640	$6.060	$5.960

0.066	0.030	(0.005)
0.637	0.705	0.105

0.703	0.735	0.100

(0.153)	(0.155)	—

(0.153)	(0.155)	—

$ 7.190	$6.640	$6.060

11.06%	12.23%	1.68%

$ 2,119	$572	$25
2.15%	2.15%	2.15%

2.53%	2.41%	2.52%
0.97%	0.46%	(0.93%	)

0.59%	0.20%	(1.30%	)
107%	112%	128%[4]

25

Financial highlights

Delaware Global Real Estate Opportunities Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[2]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

26

Year ended		10/1/12[1] to

10/31/14	10/31/13	10/31/12

$6.640	$6.060	$5.960

0.101	0.062	(0.002)
0.637	0.699	0.102

0.738	0.761	0.100

(0.188)	(0.181)	—

(0.188)	(0.181)	—

$7.190	$6.640	$6.060

11.48%	12.87%	1.68%

$121	$24	$7
1.65%	1.65%	1.65%

2.03%	2.00%	2.12%
1.47%	0.96%	(0.43%	)

1.09%	0.61%	(0.90%	)
107%	112%	128%	[4]

27

Financial highlights

Delaware Global Real Estate Opportunities Fund Institutional Class1

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The Fund is the successor to The Global Real Estate Securities Portfolio, formerly a series of the Delaware Pooled® Trust, pursuant to the reorganization (Reorganization) of The Global Real Estate Securities Portfolio which occurred after the close of business on Sept. 28, 2012. Prior to the Reorganization, the Fund had no investment operations. The information shown for 2012 and earlier is historical information for The Global Real Estate Securities Portfolio. Because the Fund’s fees and expenses are higher than those of The Global Real Estate Securities Portfolio, the Fund’s performance would have been lower than that of The Global Real Estate Securities Portfolio.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

28

Year ended
10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

$6.650	$6.060	$5.390	$5.790	$5.050

0.132	0.094	0.105	0.163	0.142
0.633	0.707	0.791	(0.061)	0.971

0.765	0.801	0.896	0.102	1.113

(0.225)	(0.211)	(0.226)	(0.502)	(0.373)

(0.225)	(0.211)	(0.226)	(0.502)	(0.373)

$7.190	$6.650	$6.060	$5.390	$5.790

11.93%	13.58%	17.68%	2.10%	23.49%

$44,999	$49,291	$76,426	$49,359	$60,307
1.15%	1.15%	1.13%	1.14%	1.25%

1.53%	1.41%	1.27%	1.24%	1.25%
1.97%	1.46%	1.90%	2.94%	2.77%

1.59%	1.20%	1.76%	2.84%	2.77%
107%	112%	128%	155%	185%

29

Notes to financial statements

Delaware Global Real Estate Opportunities Fund	October 31, 2014

Delaware Group® Adviser Funds (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Diversified Income Fund, Delaware Global Real Estate Opportunities Fund, and Delaware U.S. Growth Fund. These financial statements and related notes pertain to Delaware Global Real Estate Opportunities Fund (Fund). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek maximum long-term total return through a combination of current income and capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite

30

distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely -than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Oct. 31, 2011–Oct. 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries it invests in that may date back to the inception of the Fund.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Oct. 31, 2014.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of

31

Notes to financial statements

Delaware Global Real Estate Opportunities Fund

1. Significant Accounting Policies (continued)

investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended Oct. 31, 2014.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Oct. 31, 2014, the Fund earned $14 under the agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.99% on the first $100 million of the average daily net assets of the Fund, 0.90% on the next $150 million, and 0.80% on average daily net assets in excess of $250 million.

DMC has contractually agreed to waive that portion if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively nonroutine expenses)) do not exceed 1.15% of the Fund’s average daily net assets from Nov. 1, 2013 through Oct. 31, 2014.* For purposes of this waiver and reimbursement, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund’s Board and DMC. This expense waiver and reimbursement may only be terminated by agreement of DMC and the Fund.

*The contractual waiver period is Feb. 28, 2013 to Feb. 27, 2015.

32

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Oct. 31, 2014, the Fund was charged $2,483 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Oct. 31, 2014, the amount charged by DSC was $11,219. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are passed on to and paid directly by the Fund.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Fund bears a portion of the cost of resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Oct. 31, 2014, the Fund was charged $1,452 for internal legal, tax, and regulatory services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Oct. 31, 2014, DDLP earned $4,021 for commissions on sales of the Fund’s Class A shares. For the year ended Oct. 31, 2014, DDLP received gross CDSC commissions of $262 on redemptions of the Fund’s Class C shares and these commissions were entirely used to offset up front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

33

Notes to financial statements

Delaware Global Real Estate Opportunities Fund

3. Investments

For the year ended Oct. 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$53,243,152
Sales	58,364,504

At Oct. 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of investments	$48,886,575

Aggregate unrealized appreciation	$6,380,094
Aggregate unrealized depreciation	(1,730,486)

Net unrealized appreciation	$4,649,608

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market

34

prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Oct. 31, 2014:

	Level 1	Level 2	Level 3	Total
Convertible Bond	$—	$575,875	$—	$575,875
Common Stock
Australia	—	4,094,883	—	4,094,883
Canada	1,794,407	—	—	1,794,407
China/Hong Kong	—	3,547,269	—	3,547,269
Finland	—	345,811	—	345,811
France	—	1,245,598	—	1,245,598
Germany	—	1,139,697	—	1,139,697
Italy	—	324,994	—	324,994
Japan	—	4,452,625	—	4,452,625
Mexico	635,597	—	—	635,597
Singapore	—	898,876	—	898,876
Sweden	—	240,180	—	240,180
United Kingdom	—	2,867,861	—	2,867,861
United States	29,431,947	—	—	29,431,947
Warrant	—	14,486	—	14,486
Short-Term Investments	—	1,926,077	—	1,926,077

Total	$31,861,951	$21,674,232	$—	$53,536,183

Foreign Currency Exchange Contracts	$—	$(5,237)	$—	$(5,237)

A security that has been deemed worthless on the “Schedule of investments” is considered to be a Level 3 investment in this table.

As a result of utilizing international fair value pricing at Oct. 31, 2014, a portion of the Fund’s common stock investments were categorized as Level 2.

During the year ended Oct. 31, 2014, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s net asset value is determined) will be established using a separate pricing feed from a third party vendor designed to establish a price for each security as of the time that the Fund’s net asset value is determined. Further, international fair value pricing uses other observable market-based inputs in place

35

Notes to financial statements

Delaware Global Real Estate Opportunities Fund

3. Investments (continued)

of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in the classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Oct. 31, 2014 and 2013 were as follows:

	Year ended
	10/31/14	10/31/13
Ordinary income	$1,745,286	$2,454,349

5. Components of Net Assets on a Tax Basis

As of Oct. 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$143,783,784
Undistributed ordinary income*	467,194
Capital loss carryforwards**	(95,092,442)
Unrealized appreciation	4,650,977

Net assets	$53,809,513

*The undistributed earnings for the Fund are estimated pending final notification of the tax character of distributions received from investments in REITs.

**The amount of this loss which can be utilized in subsequent years may be subject to an annual limitation in accordance with the Internal Revenue Code due to the Fund merger with Delaware Global Real Estate Securities Fund on Sept. 28, 2012.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of foreign currency exchange contracts, and tax treatment of passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, and passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For the year ended Oct. 31, 2014, the Fund recorded the following reclassifications:

36

Undistributed net investment income	$349,744
Accumulated net realized loss	(349,744)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $2,220,286 was utilized in 2014. Capital loss carryforwards remaining at Oct. 31, 2014 will expire as follows: $40,907,101 expires in 2016, $50,784,384 expires in 2017, and $3,400,957 expires in 2018.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. At Oct. 31, 2014, there were no capital loss carryforwards under the Act.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	10/31/14	10/31/13
Shares sold:
Class A	979,245	760,881
Class C	237,941	82,306
Class R	13,205	2,408
Institutional Class	2,027,984	917,597

Shares issued upon reinvestment of dividends and distributions:
Class A	23,284	6,032
Class C	3,328	168
Class R	147	33
Institutional Class	44,280	331,969

	3,329,414	2,101,394

Shares redeemed:
Class A	(742,232)	(163,649)
Class C	(32,589)	(513)
Class R	(99)	—
Institutional Class	(3,229,334)	(6,441,084)

	(4,004,254)	(6,605,246)

Net decrease	(674,840)	(4,503,852)

37

Notes to financial statements

Delaware Global Real Estate Opportunities Fund

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 12, 2013.

On Nov. 12, 2013, the Fund, along with the other Participants, entered into an amendment to the agreement for a $225,000,000 revolving line of credit. The line of credit was to be used as described above and operated in substantially the same manner as the agreement described above. The line of credit available under the agreement expired on Nov. 10, 2014.

The Fund had no amounts outstanding as of Oct. 31, 2014 or at any time during the year then ended.

8. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands current disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and requires an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years. The Fund adopted the disclosure provisions on offsetting during the current reporting period.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

38

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Oct. 31, 2014, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
BNY Mellon	$—	$(5,237)	$(5,237)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount(a)
BNY Mellon	$(5,237)	$—	$—	$—	$—	$(5,237)

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Amount(a)
Bank of America Merrill Lynch	$131,081	$(131,081)	$—	$—
Bank of Montreal	21,847	(21,847)	—	—
BNP Paribas	258,072	(258,072)	—	—

Total	$411,000	$(411,000)	$—	$—

(a)Net amount represents the net receivable/(payable) that would be due from/(to) the counterparty in an event of default.

9. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The Fund may also enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that

39

Notes to financial statements

Delaware Global Real Estate Opportunities Fund

9. Derivatives (continued)

can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended Oct. 31, 2014, the Fund held foreign currency exchange contracts, which are reflected on the “Statement of operations” under “Net realized gain (loss) on foreign currency exchange contracts.”

During the year ended Oct. 31, 2014, the Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Oct. 31, 2014:

	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	141,309	USD	165,591

10. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market

40

securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At Oct. 31, 2014, the Fund had no securities out on loan.

11. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income

41

Notes to financial statements

Delaware Global Real Estate Opportunities Fund

11. Credit and Market Risk (continued)

directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Oct. 31, 2014, there were no Rule 144A securities held by the Fund. Illiquid securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In June 2014, the FASB issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

14. Subsequent Events

Effective Nov. 1, 2014, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. Also effective Nov. 1, 2014, DIFSC is the transfer agent and dividend disbursing agent of the Fund.

On Nov. 10, 2014, the Fund, along with the other Participants, entered into an agreement for a $275,000,000 revolving line of credit to be used as described in Note 7 and to be operated in substantially the same manner as the agreement described in Note 7. The line of credit under the agreement expires on Nov. 9, 2015.

Management has determined that no other material events or transactions occurred subsequent to Oct. 31, 2014 that would require recognition or disclosure in the Fund’s financial statements.

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Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Adviser Funds

and the Shareholders of Delaware Global Real Estate Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Global Real Estate Opportunities Fund (one of the series constituting Delaware Group Adviser Funds, hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 17, 2014

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Other Fund information (Unaudited)

Delaware Global Real Estate Opportunities Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Oct. 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions* (Tax Basis)	100.00%
(B) Qualifying Dividends[1]	2.12%

(A) is based on a percentage of the Fund’s total distributions.

(B) is based on a percentage of the Fund’s ordinary income distributions.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended Oct. 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003, as extended by the Tax Relief Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, and made permanent by the American Taxpayer Relief Act of 2012. The Fund intends to report up to a maximum of 25.66% to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV.

Board consideration of Delaware Global Real Estate Opportunities Fund investment management agreement

At a meeting held on Aug. 19-21, 2014 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreement for Delaware Global Real Estate Opportunities Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2014 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager

44

compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment manager and the emphasis placed on research in the investment process. The Board recognized DMC’s recent receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board noted that, in the third and fourth quarters of 2013, Management reduced the maximum 12b-1 fee for certain funds; and in November 2013 Management negotiated a substantial reduction in fees for fund accounting services provided to the Funds. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods, to the extent applicable, ended March 31, 2014. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

45

Other Fund information (Unaudited)

Delaware Global Real Estate Opportunities Fund

Board consideration of Delaware Global Real Estate Opportunities Fund investment management agreement (continued)

The Performance Universe for the Fund consisted of the Fund and all retail and institutional global real estate funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one- and three-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the five-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through February 2015 and various initiatives implemented by Management, such as the outsourcing of certain transfer agency services and a negotiation of lower fees for fund accounting services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from

46

fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments® Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract did not fall within the standard structure. Management explained that the Fund was very similar to another existing product offered by Delaware Investments and Management wanted consistency across the fee structure. In addition the Fund generally invests a significant portion of its assets in international (including emerging markets) securities, an asset category that requires more research and firm resources than is typically true for funds investing in domestic securities. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

47

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustees
Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006
President and Chief Executive Officer since August 1, 2006

Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001

[1]	Patrick P. Coyne is considered to be an “Interested Trustee“ because he is an executive officer of the Fund’s(s’) investment advisor.

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for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	65	Board of Governors Member Investment Company Institute (ICI)

		Director and Audit Committee Member Kaydon Corp. (2007–2013)

Private Investor (March 2004–Present)	65	Director Bryn Mawr Bank Corp. (BMTC) (2007–2011)

Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	65	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004-2014)
President Drexel University (August 2010–Present)	65	Director — Hershey Trust Company
President Franklin & Marshall College (July 2002–July 2010)		Director, Audit Committee, and Governance Committee Member Community Health Systems

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

49

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013

50

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor (2004–Present)	65	None
Chief Executive Officer — Banco Itaú International (April 2012–Present)	65	Trust Manager and Audit Committee Member — Camden Property Trust

Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration

President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)
Vice Chairman (2010–April 2013) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	65	Director — HSBC Finance Corporation and HSBC North America Holdings Inc.

51

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005

52

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	65	Director, Audit and Compliance Committee Chair, Investment Committee Member and Governance Committee Member Okabena Company Chair — 3M Investment Management Company (2005–2012)
Founder Investor Analytics (Risk Management) (May 1999–Present)	65	Director and Compensation Committee Chairman Investor Analytics

Founder P/E Investments (Hedge Fund) (September 1996–Present)		Director — P/E Investments

53

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Officers

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President, Deputy General Counsel since May 2013; Vice President, Deputy General Counsel September 2000 – May 2013; Secretary since October 2005
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President October 2005 – February 2012; General Counsel and Chief Legal Officer since October 2005
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

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Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

David F. Connor has served as Deputy General Counsel of Delaware Investments since 2000.	65	None[3]
Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	65	None[3]
David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	65	None[3]
Richard Salus has served in various executive capacities at different times at Delaware Investments.	65	None[3]

[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

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About the organization

Board of trustees
Patrick P. Coyne	Joseph W. Chow	Lucinda S. Landreth	Thomas K. Whitford
Chairman, President, and	Former Executive Vice	Former Chief Investment	Former Vice Chairman
Chief Executive Officer	President	Officer	PNC Financial Services Group
Delaware Investments®	State Street Corporation	Assurant, Inc.	Pittsburgh, PA
Family of Funds	Brookline, MA	Philadelphia, PA
Philadelphia, PA			Janet L. Yeomans
	John A. Fry	Frances A.	Former Vice President
Thomas L. Bennett	President	Sevilla-Sacasa	and Treasurer
Private Investor	Drexel University	Chief Executive Officer	3M Corporation
Rosemont, PA	Philadelphia, PA	Banco Itaú	St. Paul, MN
International
		Miami, FL	J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ
Affiliated officers

David F. Connor	Daniel V. Geatens	David P. O’Connor	Richard Salus
Senior Vice President,	Vice President and	Executive Vice President,	Senior Vice President and
Deputy General Counsel,	Treasurer	General Counsel,	Chief Financial Officer
and Secretary	Delaware Investments	and Chief Legal Officer	Delaware Investments
Delaware Investments	Family of Funds	Delaware Investments	Family of Funds
Family of Funds	Philadelphia, PA	Family of Funds	Philadelphia, PA
Philadelphia, PA		Philadelphia, PA

This annual report is for the information of Delaware Global Real Estate Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

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Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Joseph W. Chow
Lucinda S. Landreth1
Frances A. Sevilla-Sacasa
Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $97,615 for the fiscal year ended October 31, 2014.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $117,640 for the fiscal year ended October 31, 2013.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2014.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended October 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2013.
____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Ms. Landreth qualifies as an audit committee financial expert by virtue of her experience as a financial analyst, her Chartered Financial Analyst (CFA) designation and her service as an audit committee chairperson for a non-profit organization.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended October 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $16,068 for the fiscal year ended October 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2014.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $21,650 for the fiscal year ended October 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2013.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2014.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2013.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $5,653,375 and $7,732,970 for the registrant’s fiscal years ended October 31, 2014 and October 31, 2013, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: DELAWARE GROUP® ADVISER FUNDS

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 6, 2015

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	January 6, 2015